                                                            File Nos:. 333-15045
                                                                       811-07878

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post Effective Amendment No. 5
                                       to
                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

A.       Exact Name of Trust:           THE TRAVELERS VARIABLE LIFE INSURANCE
                                        SEPARATE ACCOUNT FOUR

B.       Name of Depositor:             THE TRAVELERS INSURANCE COMPANY

C.       Complete Address of Depositor's Principal Executive Offices:

         One Tower Square,
         Hartford, Connecticut  06183

D.       Name and Complete Address of Agent for Service:

         Ernest J. Wright, Secretary
         The Travelers Insurance Company
         One Tower Square
         Hartford, Connecticut  06183

         It is proposed that this filing will become effective (check appropriate box):

         immediately upon filing pursuant to paragraph (b)
------
  X      on May 1, 2002 pursuant to paragraph (b)
------
         60 days after filing pursuant to paragraph (a)(1)
------
         on __________ pursuant to paragraph (a)(1) of Rule 485.
------
         this post-effective amendment designates a new effective date for a
------   previously filed post-effective amendment.

E.       Title of securities being registered: Pursuant to Rule 24f-2 under the
Investment Company Act of 1940 the Registrant hereby declares that an indefinite amount of its variable life insurance policies is being registered under the
Securities Act of 1933.

F.       Approximate date of proposed public offering: As soon as practicable following the effectiveness of the Registration Statement

         Check the box if it is proposed that this filing will become effective
-------  on ____ at ___ pursuant to Rule 487. ______

                         RECONCILIATION AND TIE BETWEEN

                           FORM N-8B-2 AND PROSPECTUS

ITEM NO. OF
FORM N-8B-2  CAPTION IN PROSPECTUS
-----------  ---------------------
    1        Cover page
    2        Cover page
    3        Safekeeping of the Separate Account's Assets
    4        Distribution of the Policy
    5        The Separate Account
    6        The Separate Account
    7        Not applicable
    8        Not applicable
    9        Legal Proceedings and Opinion
    10       Prospectus Summary; The Insurance Company; The Separate
             Account; The Investment Options; The Policy; Transfers of Cash
             Value; Policy Surrenders and Cash Surrender Value; Voting
             Rights; Dividends
    11       The Separate Account; The Investment Options
    12       The Investment Options
    13       Charges and Deductions; Distribution of the Policies
    14       The Policy
    15       The Policy
    16       The Separate Account; The Investment Options; Allocation of
             Premium Payments
    17       Prospectus Summary; Right to Cancel Period; Policy Surrenders
             and Cash Surrender Value; Policy Loans; Exchange Rights
    18       The Investment Options; Charges and Deductions; Federal Tax
             Considerations
    19       Reports to Policy Owners
    20       The Insurance Company
    21       Policy Loans
    22       Not applicable
    23       Not applicable
    24       Not applicable
    25       The Insurance Company
    26       Not applicable
    27       The Insurance Company
    28       The Insurance Company; Management
    29       The Insurance Company
    30       Not applicable
    31       Not applicable
    32       Not applicable
    33       Not applicable
    34       Not applicable
    35       Distribution of the Policy
    36       Not applicable
    37       Not applicable
    38       Distribution of the Policy
    39       Distribution of the Policy
    40       Not applicable

ITEM NO. OF
FORM N-8B-2  CAPTION IN PROSPECTUS
-----------  ---------------------

    41       Distribution of the Policy
    42       Not applicable
    43       Not applicable
    44       Valuation of the Separate Account
    45       Not applicable
    46       The Policy; Valuation of the Separate Account; Transfers of
             Cash Value; Policy Surrenders and Cash Surrender Value
    47       The Separate Account; The Investment Options
    48       The Insurance Company
    49       Safekeeping of the Separate Account's Assets
    50       Not applicable
    51       Prospectus Summary; The Insurance Company; The Policy; Death
             Benefits; Policy Lapse and Reinstatement
    52       The Separate Account; The Investment Options; Investment
             Managers
    53       Federal Tax Considerations
    54       Not applicable
    55       Not applicable
    56       Not applicable
    57       Not applicable
    58       Not applicable
    59       Financial Statements

PROSPECTUS

May 1, 2002

Travelers Portfolio Architect Life

Modified Single Premium Individual Variable Life Insurance Policies

Issued by:

The Travelers Insurance Company – The Travelers Variable Life Insurance Separate Account Four

or

The Travelers Life and Annuity Company – The Travelers Variable Life Insurance Separate Account Two

This Prospectus describes Portfolio Architect Life, a modified single premium individual variable life insurance policy (the “Policy”). Premium payments may be allocated by the Policy Owner to one or more variable funding options (the “Investment Options”). Although the Policy can operate as a single premium policy, additional premium payments may be made under certain circumstances provided there are no outstanding policy loans. The minimum Initial Premium required to issue a Policy is $10,000.

During the Policy’s Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the applicant signs the application for insurance (or later, if state law requires).

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under the policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges and loan interest due but not paid in cash, (subject to the Grace Period provision), or for a longer period as may be provided under the Lapse Protection Guarantee Rider.

We offer two death benefits under the Policy—the “Level Option” and the “Variable Option.” Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however, you may change the death benefit option, subject to certain conditions.

Because the Policy is designed to operate generally as a single premium policy, in all but very limited circumstances the Policy will be treated as a modified endowment contract for federal income tax purposes. Policy surrender or loan may result in adverse tax consequences or penalties.

Replacing existing insurance with this Policy may not be to your advantage.

Each of the Underlying Fund Prospectuses are included with the package containing this Prospectus. All Prospectuses should be read and retained for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Variable life insurance policies are not deposits of any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, or any other government agency.

TABLE OF CONTENTS

Glossary of Special Terms	3	Changes to the Policy	22
Prospectus Summary	5	General	22
General Description	9	Changes in Stated Amount	22
How The Policy Works	9	Changes in Death Benefit Option	22
Payments Made Under the Policy	9	Additional Policy Provisions	23
Applying Premium Payments	10	Assignment	23
The Investment Options	11	Limit on Right to Contest and Suicide
Policy Benefits and Rights	12	Exclusion	23
Transfers of Cash Value	12	Misstatement as to Sex and Age	23
Telephone Transfers	12	Voting Rights	23
Automated Transfers	12	Disregard of Voting Instructions	23
Lapse and Reinstatement	13	Other Matters	24
Exchange Rights	13	Statements to Policy Owners	24
Right to Cancel	13	Suspension of Valuation	24
Access to Cash Values	14	Dividends	24
Policy Loans	14	Mixed and Shared Funding	24
Cash Value and Cash Surrender		Distribution	24
Value	14	Legal Proceedings and Opinion	25
Death Benefit	15	Experts	25
Payment of Proceeds	16	Federal Tax Considerations	25
Payment Options	17	General	26
Maturity Benefits	17	Tax Status of the Policy	26
Maturity Extension Rider	17	Definition of Life Insurance	26
Charges and Deductions	18	Diversification	26
General	18	Investor Control	26
Monthly Deduction Amount	18	Tax Treatment of Policy Benefits	27
Cost of Insurance Charge	18	In General	27
Charges for Supplemental Benefit		Modified Endowment Contracts	27
Provisions	19	Exchanges	28
Charges Against the Separate		Aggregation of Modified Endowment
Account	19	Contracts	28
Mortality and Expense Risk		Policies which are not Modified
Charge	19	Endowment Contracts	28
Administrative Expense Charge	19	Treatment of Loan Interest	29
State Premium Tax Charges and		The Company’s Income Taxes	29
DAC Charges	19	The Companies	29
Underlying Fund Fees	19	Management	30
Surrender Charges	19	Directors and Senior Officers of The Companies
Partial Surrenders	20	Illustrations	30
Free Withdrawal Allowance	20	Appendix A — Performance Information
Transfer Charge	20	and Example of Policy Charges	30
Reduction or Elimination of Charges	20	Appendix B — Representative Stated	31
The Separate Accounts and Valuation	21	Amounts	A-1
The Travelers Variable Life Insurance		Financial Statements	A-2
Separate Accounts	21
How the Cash Value Varies	21		B-1
Accumulation Unit Value	21
Net Investment Factor	21

2

GLOSSARY OF SPECIAL TERMS

The following terms are used throughout the Prospectus and have the indicated meanings:

Accumulation Unit — a standard of measurement used to calculate the values allocated to the Investment Options.

Amount Insured — equals the greatest of the Stated Amount; or the Stated Amount plus Cash Value (if Death Benefit Option 2 is selected); or any Minimum Amount Insured described on the Policy Summary.

Average Net Growth Rate — an annual measurement of growth, used to determine the next year’s mortality and expense risk charge. For each Policy Owner, the rate is determined each Policy Year as follows: total daily earnings of the Investment Option(s) you select, divided by the average amount you allocated during the Policy Year. The daily earnings are measured using the net asset value per share of the Investment Options.

Beneficiary(ies) — the person(s) named to receive the Death Benefit following the Insured’s death.

Cash Surrender Value — the Cash Value less any outstanding policy loan and surrender charges.

Cash Value — the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

Company’s Home Office — the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

Coverage Amount — an amount equal to the Death Benefit minus the Cash Value.

Death Benefit — the amount payable to the Beneficiary if the Insured dies while the Policy is in force.

Deduction Date — the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy’s Cash Value.

Grace Period — the period during which the Policy remains in force after the Company has given notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to pay the Monthly Deduction Amount due.

Initial Premium — the Premium Payment made in connection with the issuance of a Policy.

Insured — the person on whose life the Policy is issued.

Investment Options — the segments of the Separate Accounts to which you may allocate premiums and Cash Value.

Issue Date — the date on which the Policy is issued by the Company for delivery to the Policy Owner. Policies which replace existing company contracts will maintain the issue date of the original policy.

Loan Account — an account in the Company’s general account to which we transfer the amount of any policy loan, and to which we credit and charge a fixed rate of interest.

Loan Account Value — the amount of any policy loan, plus capitalized loan interest, plus the net rate of return credited to the Loan Account.

Maturity Date — the anniversary of the Policy Date on which the Insured is age 100.

Minimum Amount Insured — a percentage of Cash Value required to qualify this Policy as life insurance under federal tax law.

Monthly Deduction Amount — a monthly charge, deducted from the Policy’s Cash Value, which is comprised of the Cost of Insurance charge, the deductions for premium tax, deferred acquisition charge (“DAC”) taxes, any administrative charge, and any charge for supplemental benefits.

Policy Date — the date on which the Policy becomes effective, which date is used to determine all future cyclical transactions under the Policy (i.e., Deduction Dates, Policy Months, Policy Years).

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Policy Month — monthly periods computed from the Policy Date.

Policy Owner (You, Your or Owner) — the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

Policy Years — annual periods computed from the Policy Date.

Stated Amount — the amount used to determine the Death Benefit under the Policy.

Underlying Fund — the underlying mutual fund (s) that correspond to each Investment Option. Each Investment Option invests directly in an Underlying Fund.

Valuation Date — a day on which Accumulation Units are valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of 4:00 P.M. Eastern time.

Valuation Period — the period between the close of business on successive Valuation Dates.

4

PROSPECTUS SUMMARY

What is Variable Life Insurance?

The modified single premium individual variable life insurance policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income tax free death benefit that is payable to the Beneficiary upon the Insured’s death. Unlike traditional fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

The Policy has a Death Benefit, Cash Surrender Value and other features traditionally associated with a fixed benefit whole life insurance policy. The Policy is “variable” because unlike the fixed benefits of an ordinary whole life insurance contract, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the premium payment(s) and cash value have been allocated. The Cash Value will also vary to reflect partial cash surrenders and Monthly Deduction Amounts (and loan interest due but not paid in cash). In accordance with the Continuation of Insurance provision of the Policy, the Policy will remain in effect until the Cash Surrender Value is insufficient to cover the Monthly Deduction Amount and loan interest due but not paid in cash. There is no minimum guaranteed Cash Value or Cash Surrender Value and the Policy Owner bears the investment risk assoc iated with an investment in the Investment Options. (See “The Separate Accounts and Valuation.”)

Summary of Portfolio Architect Life Features

Investment Options: Each Company sponsors its own segregated asset account (“Separate Account”). The Travelers Insurance Company sponsors The Travelers Variable Life Separate Account Four and The Travelers Life and Annuity Company sponsors The Travelers Variable Life Separate Account Two. When we refer to the Separate Account, we are referring to either Separate Account Four or Separate Account Two, depending on the Company that issued your Policy. Each Separate Account is a registered unit investment trust. You may allocate Premium Payments to one or more of the Investment Options available to the Separate Accounts. You have the ability to choose from a wide variety of Investment Options. These professionally managed stock, bond and money market Investment Options cover a broad spectrum of investment objectives and risk tolerance. The following Investment Options are currently available under the Policy:

Capital Appreciation Fund	Equity Income Portfolio
Money Market Portfolio	Federated High Yield Portfolio
Federated Stock Portfolio
Travelers Series Fund Inc.	Large Cap Portfolio
Alliance Growth Portfolio	Lazard International Stock Portfolio
MFS Total Return Portfolio	MFS Emerging Growth Portfolio
Putnam Diversified Income Portfolio	Travelers Quality Bond Portfolio
Zero Coupon Bond Fund Portfolio Series 2005
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio

Additional Investment Options may be added from time to time. For more information see “The Investment Options.” Refer to each Underlying Fund’s prospectus for a complete description of the investment objectives, restrictions and other material information.

Premiums: The minimum Initial Premium is $10,000. Although the Policy can operate as a single premium policy, you can make additional payments under certain circumstances, provided there are no outstanding policy loans. If there are any outstanding loans, any payment received will be treated first as a repayment of the loan rather than an additional premium payment. (See “Additional Premium Payments.”) No premiums can be accepted if they would disqualify the Policy as life insurance under federal tax law.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298 if you have an authorization form on file.

5

After the Policy Date and until the applicant’s right to cancel has expired, the Initial Premium will be allocated to the Money Market Portfolio. After the expiration of the Right to Cancel Period, the cash value will be distributed to each Investment Options in the percentages indicated on your application.

Right to Examine Policy: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (see “Right to Cancel”).

Death Benefits: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

    Level Option (Option 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.
    Variable Option (Option 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.

Policy Values: As with other types of insurance policies, Portfolio Architect will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment performance of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

    Access to Policy Values: You may borrow against your Policy’s Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value, subject to state approval. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid by you in advance.

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

Transfers of Policy Values: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298 if you have an authorization form on file.

Grace Period: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay any loan interest due but not paid in cash or to pay the Monthly Deduction Amount, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount and any loan interest due. If the premium is not paid, your Policy will lapse.

Exchange Rights: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

Tax Consequences: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. In almost all cases, the Policy will be a modified endowment contract (“MEC”). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. Policies which are not MECs receive preferential tax treatment with respect to certain distributions.

Charges and Deductions: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under “Charges and Deductions.”

Policy Charges:

    Monthly Deduction — deductions taken from the value of your Policy each month to cover cost of insurance charges, the monthly policy charges, administrative policy expense charges and charges for optional benefits.
    Full Surrender Charge — applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 9 years and for 9 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge.
    Partial Surrender Charge — applies if you surrender part of the value of your Policy.
6

Asset-Based Charges:

    Mortality and Expense Risk Charge — applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.90%, decreasing to 0.75% for the current Policy Year if the average net growth rate is 6.5% or greater during the previous Policy Year.
    Administrative Expense Charge — applies to the assets of the Investment Options on a daily basis which equals an annual rate of 0.40%. Additionally, for policies with an initial premium of less than $25,000, a monthly fee of $5.00 will apply for the life of the policy.
    State Premium Tax and Deferred Acquisition Cost (“DAC”) Charges — applied annually during the first ten Policy Years. The state premium tax equals 0.20% of the assets in the Investment Options, and the DAC equals 0.15% of the assets in the Investment Options.
    Underlying Fund Fees — the separate accounts purchase shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. These fees are shown in the following table.
7

Underlying Fund Fees

(an indirect fee)

The Separate Accounts purchase shares of the Underlying Funds at net asset value. The net asset value already reflects the deduction of each Fund’s Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses. We receive payments from some of the Funds or their affiliates for providing administrative or other services for a Fund. These payments vary in amount and currently we receive fees at an annual rate of up to approximately 0.50% of the average net amount invested in a Fund on behalf of Travelers’ separate accounts. These payments by the Funds do not result in any charge to you in addition to the Total Operating Expenses disclosed for each Fund below.

The next table describes each Fund’s fees and expenses as of December 31, 2001. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

Funding Options:	Management Fee (after expense reimbursement)	12b-1 Fees	Other Expenses (after expense reimbursement	Total Annual Operating Expenses (after expense reimbursement)

Capital Appreciation Fund	0.75%	—	0.09%	0.84%
Money Market Portfolio (Travelers)	0.32%	—	0.08%	0.40%(1)
The Travelers Series Trust
Disciplined Mid Cap Stock Portfolio	0.70%	—	0.13%	0.83%
Equity Income Portfolio	0.75%	—	0.04%	0.79%(2)
Federated High Yield Portfolio	0.65%	—	0.24%	0.89%
Federated Stock Portfolio	0.63%	—	0.18%	0.81%
Large Cap Portfolio	0.75%	—	0.04%	0.79%(3)
Lazard International Stock Portfolio	0.83%	—	0.18%	1.01%
MFS Emerging Growth Portfolio	0.75%	—	0.14%	0.89%
Travelers Quality Bond Portfolio	0.32%	—	0.13%	0.45%
Travelers Zero Coupon Bond Fund 2005	0.10%	—	0.05%	0.15%(4)
Travelers Series Fund Inc.
Alliance Growth Portfolio	0.80%	—	0.02%	0.82%(5)
MFS Total Return Portfolio	0.80%	—	0.03%	0.83%(5)
Putnam Diversified Income Portfolio	0.75%	—	0.15%	0.90%(5)

Notes

     (1)   Travelers Insurance reimbursed the portfolio for $44,028 in expenses for the year ended December 31, 2001 (the portfolio's fiscal year end). If such expenses were not reimbursed the actual expense ratio would have been 0.42%. For the year ended December 31, 2001, there was a voluntary expense limitation. As a result of the voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.40%.

     (2)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Equity Income Portfolio would have been 0.85%.

     (3)   A portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. Without such reductions, Total Annual Operating Expenses for the Large Cap Portfolio would have been 0.84%.

     (4)   As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.15%. Travelers Insurance has agreed to reimburse the Portfolio for expenses in the amount of $57,934 for the year ended December 31, 2001. If such expenses were not reimbursed, the actual expense ratio would have been 1.28%.

     (5)   Expenses are as of October 31, 2001 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 2001.

8

GENERAL DESCRIPTION

This prospectus describes a modified single premium individual variable life insurance Policy offered by The Travelers Insurance Company or The Travelers Life and Annuity Company, depending on the state that issued your policy. Your issuing Company is stated in your Policy. The policy offers:

    ·   A selection of Investment Options

    ·   A choice of two death benefit options

    ·   Loans and partial withdrawal privileges

    ·   The ability to increase or decrease the Policy’s face amount of insurance.

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Consult your policy for its specific terms.

The Application. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

    ·   the amount of initial premium you plan to pay; minimum of $10,000

    ·   your choice of the two death benefit options

    ·   the beneficiary(ies), and whether or not the beneficiary is irrevocable

    ·   your choice of Investment Options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

HOW THE POLICY WORKS

You make one premium payment and direct it to one or more of the available Investment Options. (Under Certain Circumstances, you may be allowed to make additional purchase payments). The Policy’s Cash Value will increase or decrease depending on the performance of the Investment Options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options’ performance.

If your Policy is in effect when the insured dies, we will pay your beneficiary the death benefit (less any outstanding loan account balance and any monthly deduction amount due but not paid). Your Policy will stay in effect as long as the Policy’s cash surrender value can pay the Policy’s monthly charges and loan interest due but not paid in cash.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account.

Payments Made Under the Policy

Initial Premium. The Initial Premium is due on or before the Policy Date and is payable in full at the Company’s Home Office. The Initial Premium is the guideline single premium for the life insurance coverage provided under the Policy, as determined in accordance with the Internal Revenue Code of 1986, as amended (the “Code”). The minimum Initial Premium is $10,000.

9

Additional Premium Payments may be made under the Policy, as described below. However, if there are any outstanding policy loans, any payment received will be treated first as repayment of loans rather than as an additional Premium Payment.

The Initial Premium purchases a Death Benefit equal to the Policy’s Stated Amount (if Option 1 is selected), or to the Policy’s Stated Amount plus the Cash Value (if Option 2 is selected). The relationship between the Initial Premium and the Stated Amount depends on the age, sex (where permitted by state law) and risk class of the Insured. Generally, the same Initial Premium will purchase a higher Stated Amount for a younger insured than for an older insured. Likewise, the same Initial Premium will purchase a slightly higher Stated Amount for a female insured than for a male insured of the same age. Also, the same Initial Premium will purchase a higher Stated Amount for a standard Insured than for a substandard Insured. Representative Stated Amounts per dollar of Initial Premium are set forth in Appendix B.

Additional Premium Payments. The circumstances under which additional Premium Payments can be made under the Policy are as follows:

1.	Increases in Stated Amount — You may request an increase in Stated Amount at any time. If your request is approved, the Company will require you to make an additional Premium Payment in order for an increase in Stated Amount to become effective. The minimum additional Premium Payment permitted by the Company in connection with an increase in Stated Amount is $1,000. (See “Changes in Stated Amount.”)

2.	To Prevent Lapse — If the Cash Surrender Value on any Deduction Day is insufficient to cover the Monthly Deduction Amount or loan interest due but not paid, then you must make an additional Premium Payment during the Grace Period sufficient to cover the Monthly Deduction Amount and loan interest due but not paid in order to prevent lapse. The minimum amount of any payment that may be required to be made in this circumstance will be stated in the notice mailed to you in accordance with the Policy; payments in excess of the amount required to prevent lapse will be considered a payment “at your discretion” and consequently subject to the rules described below. If you do not make a sufficient payment, the Policy will lapse and terminate without value. (See “Lapse and Reinstatement.”)

3.	At Your Discretion — Additional Premium Payments may be made at your discretion so long as the payment plus the total of all premiums previously paid does not exceed the maximum premium limitation derived from the guideline premium test for life insurance prescribed by the Code. Because of the test, the maximum premium limitation will ordinarily equal the Initial Premium for a number of years after the Policy has been issued. Therefore, discretionary additional Premium Payments normally will not be permitted during the early years of the Policy. Discretionary additional Premium Payments must be at least $250, and may not be paid on or after the Maturity Date.

Any Additional Premium Payments made under the Policy may be subject to new evidence of insurability. Payments received in excess of any Loan Account Value will be treated as an additional Premium Payment.

Applying Premium Payments

We apply the first premium on the later of the Policy Date or the next Valuation Date after we receive it at our Home Office. During the Right to Cancel Period, we allocate Net Premiums to the Money Market Portfolio. At the end of the Right to Cancel Period, we direct the Net Premiums to the Investment Option(s) selected on the application, unless you give us other directions.

The Investment Options are segments of the separate account. They correspond to Underlying Funds with the same names. The available Investment Options are listed below.

We credit your policy with Accumulation Units of the Investment Option(s) you have selected. We calculate the number of Accumulation Units by dividing your net premium payment by each Investment Option’s Accumulation Unit Value computed after we receive your payment.

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THE INVESTMENT OPTIONS

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Underlying Fund’s prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Underlying Funds.

Investment Option	Investment Objective	Investment Adviser/Subadviser
Capital Appreciation Fund	Seeks growth of capital through the use of common stocks. Income is not an objective. The Fund invests principally in common stocks of small to large companies which are expected to experience wide fluctuations in price in both rising and declining markets.	Travelers Asset Management International Company LLC (“TAMIC”) Subadviser: Janus Capital Corp.
Money Market Portfolio	Seeks high current income from short-term money market instruments while preserving capital and maintaining a high degree of liquidity.	TAMIC
Travelers Series Fund, Inc.
Alliance Growth Portfolio	Seeks long-term growth of capital by investing predominantly in equity securities of companies with a favorable outlook for earnings and whose rate of growth is expected to exceed that of the U.S. economy over time. Current income is only an incidental consideration.	Travelers Investment Adviser (“TIA”) Subadviser: Alliance Capital Management L.P.
MFS Total Return Portfolio	Seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. Generally, at least 40% of the Portfolio’s assets will be invested in equity securities.	TIA Subadviser: Massachusetts Financial Services Company (“MFS”)
Putnam Diversified Income Portfolio	Seeks high current income consistent with preservation of capital. The Portfolio will allocate its investments among the U.S. Government Sector, the High Yield Sector, and the International Sector of the fixed income securities markets.	TIA Subadviser: Putnam Investment Management, Inc.
Travelers Series Trust
Disciplined Mid Cap Stock Fund	Seeks growth of capital by investing primarily in a broadly diversified portfolio of common stocks.	TAMIC Subadviser: TIMCO
Equity Income Portfolio	Seeks reasonable income by investing at least 65% in income-producing equity securities. The balance may be invested in all types of domestic and foreign securities, including bonds. The Portfolio seeks to achieve a yield that exceeds that of the securities comprising the S&P 500. The Subadviser also considers the potential for capital appreciation.	TAMIC Subadviser: Fidelity Management & Research Company (“FMR”)
Federated High Yield Portfolio	Seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.	TAMIC Subadviser: Federated Investment Counseling, Inc.
Federated Stock Portfolio	Seeks growth of income and capital by investing principally in a professionally managed and diversified portfolio of common stock of high-quality companies (i.e., leaders in their industries and characterized by sound management and the ability to finance expected growth).	TAMIC Subadviser: Federated Investment Counseling, Inc.
Large Cap Portfolio	Seeks long-term growth of capital by investing primarily in equity securities of companies with large market capitalizations.	TAMIC Subadviser: FMR

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Investment Option	Investment Objective	Investment Adviser/ Subadviser
Lazard International Stock Portfolio	Seeks capital appreciation by investing primarily in the equity securities of non-United States companies (i.e., incorporated or organized outside the United States).	TAMIC Subadviser: Lazard Asset Management
MFS Emerging Growth Portfolio	Seeks long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental.	TAMIC Subadviser: MFS
Travelers Quality Bond Portfolio	Seeks current income, moderate capital volatility and total return.	TAMIC
Zero Coupon Bond Fund Portfolio (Series 2005)	Seeks to provide as high an investment return as consistent with the preservation of capital investing in primarily zero coupon securities that pay cash income but are acquired by the Portfolio at substantial discounts from their values at maturity. The Zero Coupon Bond Fund Portfolio may not be appropriate for Policy Owners who do not plan to have their premiums invested in shares of the Portfolio for the long term or until maturity.	TAMIC

POLICY BENEFITS AND RIGHTS

Transfers of Cash Value

As long as the Policy remains in effect, you may make transfers of Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. We also reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things, not accept: (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or (2) the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner. We further reserve the right to limit transfers that we determine will disadvantage other contract owners.

The number of Accumulation Units credited to the investment option as a result of the transfer will be determined by dividing the transferred amount by the Accumulation Unit Value of that Investment Option. The Accumulation Unit Value will be determined on the Valuation Date on which the Company receives the written request for a transfer.

Telephone Transfers

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company’s liability for any losses due to fraudulent telephone transfer requests.

Automated Transfers

Dollar-Cost Averaging

You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other available Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $5,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

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You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days’ notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

Portfolio Rebalancing

Once you allocate your Net Premium among the Investment Options, the performance of each Underlying Fund may cause your allocation to differ from your original allocation. You may elect to have the Company periodically reallocate values in your policy.

Lapse and Reinstatement

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount and loan interest due but not paid in cash. If this happens we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the “Grace Period”), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Grace Period, but if no payment is received by us, it will terminate at the end of the Grace Period. If the person Insured under the Policy dies during the Grace Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan and unpaid loan interest. (See “Death Benefit,” below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy’s Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

Lapse Protection Guarantee Rider

A Policy Owner may add a Lapse Protection Guarantee Rider. This rider will prevent a policy from lapsing if the Policy’s Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due. The guarantee will be in effect only if Premium Payments less amounts surrendered and outstanding loans is greater than or equal to the initial Premium Payment plus any premiums paid for increases in Stated Amount. The Guarantee will be in effect until the later of the Insured reaching age 65 or 10 years from issue. The premium requirement will increase in connection with an increase in Stated Amount. This rider is available only with Death Benefit Option 1, for standard risks, and only at issue. A charge equal to 0.0041667% of the Policy’s Cash Value will be deducted on each Deduction Date to pay for the cost of this benefit.

Exchange Rights

Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding

Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

Right to Cancel

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

(1)	10 days after delivery of the Policy to you,

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(2)	45 days of completion of the Policy application,

(3)	10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

(4)	later if required by state law.

We will refund the greater of all premium payments or the sum of:

(1)	the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

(2)	the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

(3)	any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned Policy.

ACCESS TO CASH VALUES

Policy Loans

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy’s Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (see “Surrender Charges”). Subject to state law, no loan requests may be made for amounts of less than $500.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. During the first ten Policy Years, the full Loan Account Value will be charged an annual interest rate of 5.65%; thereafter 3.85% will be charged.

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the “Loan Account”). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated in proportion to the outstanding loan amount associated with each Investment Option. The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see “Lapse and Reinstatement”). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

Cash Value and Cash Surrender Value

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment performance of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional Premium Payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Option as of the

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Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any Valuation Date.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its “Cash Surrender Value”; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner’s written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the effective date of the surrender.

In the case of partial surrenders, the Cash Surrender Value will be equal to the amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial surrender. The Company may require return of the Policy to record such reduction.

DEATH BENEFIT

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured’s death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the “Level Option”), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the “Minimum Amount Insured”). Under Option 2 (the “Variable Option”), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured’s death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy’s Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

Attained Age	Percentage
0-40	250
45	215
50	185
55	150
60	130
65	120
70	115
75	105
95+	100

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Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the “guideline premium limitation,” generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 — “Level” Death Benefit

Stated Amount: $50,000

In the following examples of an Option 1 “Level” Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 — “Variable” Death Benefit

Stated Amount: $50,000

In the following examples of an Option 2 “Variable” Death Benefit, the Death Benefit varies with the investment performance of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured’s death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

Payment of Proceeds

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured’s death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any Monthly Deduction Amount due but unpaid, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See “Assignment”.)

Subject to state law, if the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply. (See “Limit on Right to Contest and Suicide Exclusion.”) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner’s Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See “Cash Value and Cash Surrender Value,” for effects of partial surrenders on Death Benefits.)

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Payment Options

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company’s payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

             The following payment options are available under the Policy:

             OPTION 1 — Payments of a Fixed Amount

             OPTION 2 — Payments for a Fixed Period

             OPTION 3 — Amounts Held at Interest

             OPTION 4 — Monthly Life Income

             OPTION 5 — Joint and Survivor Level Amount Monthly Life Income

             OPTION 6 — Joint and Survivor Monthly Life Income-Two-thirds to Survivor

      OPTION 7 — Joint and Last Survivor Monthly Life Income-Monthly Payment Reduces on Death of First Person Named

             OPTION 8 — Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

MATURITY BENEFITS

If the Insured is living on the Maturity Date, the Company will pay you the Policy’s Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

Maturity Extension Rider

When the Insured reaches age 99, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the “Maturity Extension Benefit”). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any loan outstanding will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

We intend that the Policy and the Maturity Extension Benefit will be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

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CHARGES AND DEDUCTIONS

General

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. Services and benefits we provide include:

    ·   the ability for you to make withdrawals and surrenders under the Policies;

    ·   the ability for you to obtain a loan under the Policies;

    ·   the death benefit paid on the death of the Insured;

    ·   the available Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing);

    ·   administration of the various elective options available under the Policies; and

    ·   the distribution of various reports to policy owners.

Costs and expenses we incur include:

    ·   expenses associated with underwriting applications, increases in the Stated Amount, and riders;

    ·   losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies;

    ·   sales and marketing expenses including commission payments to your sales agent; and

    ·   other costs of doing business.

Risks we assume include:

    ·   that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected; and

    ·   that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designated charge. For example, the Surrender Charge we collect may not fully cover all of the Sales and distribution expenses we actually incur. We also may profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Monthly Deduction Amount

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options’ values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the “Deduction Date”), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, and Charges for Supplemental Benefit Provisions. These are described below:

Cost of Insurance Charge

The cost of insurance charge is a significant charge under your policy because it is the primary charge for the death benefit we provide you. We determine the Cost of Insurance in a manner that reflects the anticipated mortality of the Insured. Because the Cost of Insurance depends on a number of factors (age, gender (where applicable), policy duration), the cost will vary from policy to policy. The amount of the Cost of Insurance deduction also depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar of insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

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Charges for Supplemental Benefit Provisions

If you elect any supplemental benefits for which there is a charge, the Company will include a supplemental benefits charge in the Monthly Deduction Amount. The amount of this charge will vary depending upon the actual supplemental benefits selected.

Charges Against the Separate Account

Mortality and Expense Risk Charge

We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.90% of the assets in the Investment Options. The annual rate will be reduced to 0.75% of the assets in the Investment Options for the current Policy Year if the Average net Growth Rate is 6.5% or greater during the previous Policy Year. This determination is made on an annual basis. This charge compensates us for various risks assumed, benefits provided and expenses incurred, including payment of commissions to your sales agent.

Administrative Expense Charge

We deduct a daily charge for administrative expenses incurred by us. The charge is equivalent on an annual basis to 0.40% of the assets in the Investment Options. For policies with an initial premium of less than $25,000 a monthly fee of $5 will apply for the life of the policy.

State Premium Tax Charges and DAC Charges

Premium tax charges are not deducted at the time that a premium payment is made, although the Company does pay state premium taxes attributable to a particular Policy when those taxes are incurred. To reimburse the Company for the payment of such taxes, during the first ten years following a premium payment made before the 10th Policy Anniversary, a premium tax charge of 0.20% per year will apply.

Premium taxes vary from state to state and currently range from 0.75% to 3.5%. Because there is a range of premium tax rates, you may pay premium tax charges in total that are higher or lower than the premium tax actually assessed or not assessed in your jurisdiction. In addition, a DAC (deferred acquisition cost) charge of 0.15% annually will apply for the first ten years after each premium payment.

A monthly total of 0.0291667% will be deducted from the Policy’s Cash Value on each Deduction Date (0.0166667% for the premium tax, and 0.0125% for the DAC). If no additional Premium Payments are made during the first ten Policy Years, no deductions for the premium and DAC tax charges will be made after the Policy Year 10.

Underlying Fund Fees

The Separate Accounts purchase shares of the Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid by each of the Underlying Funds are described in the individual Underlying Fund prospectuses.

Surrender Charges

A percent of premium surrender charge will be imposed upon full surrenders of the Policy that occur within nine (9) years after the Company has received any Premium Payments under the Policy. For partial surrenders a percentage of amount surrendered will be charged. This charge is intended to cover certain expenses relating to the sale of the Policy, including commissions to registered representatives and other promotional expenses. To the extent that the surrender charges assessed under the Policy are less than the sales commissions paid with

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respect to the Policy, the Company will pay the shortfall from its general account assets, which will include any profits it may derive from charges imposed under the Policy. (See also “Cash Value and Cash Surrender Value.”) Surrender charges are determined as follows:

Years Since Premium Payment Made	From Full Surrenders (% of premium)	Partial Surrenders (% of amount surrendered)
up to 2	7.5%	7.5%
3 or 4	7%	7%
5	6.5%	6.5%
6	6%	6%
7	5%	5%
8	4%	4%
9	3%	3%
10 and Thereafter	0%	0%

Partial Surrenders. The Company will impose a surrender charge equal to a percentage of the amount surrendered for partial surrenders in excess of the free withdrawal amount described below. The surrender charge will be limited so that the total charge for partial surrenders will not exceed the charge that would apply to a full surrender of the Policy.

For purposes of determining the surrender charge percentage that will apply to a partial surrender, surrender charges are calculated on a “last-in, first-out basis.” This means that any partial withdrawal in excess of the free withdrawal amount will be taken against premiums in the reverse order in which they were made, if more than one premium was paid under the Policy. Surrender charges will be assessed only against that portion of the partial withdrawal taken from premium payment(s).

Free Withdrawal Allowance. The Company will permit partial surrenders of the Policy’s earnings in an amount of up to 10% of the Policy’s Cash Value each year (beginning with the Second Policy Year) without the imposition of a surrender charge. The amount of Cash Value available for free withdrawal will be determined on the Policy Anniversary on or immediately prior to the date that the partial surrender request is received. The amount of earnings available for withdrawal will be determined on the date the request for such withdrawal is received by the Company.

Transfer Charge

There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers. Further restrictions on transfers are described in the Policy Benefits and Rights section.

Reduction or Elimination of Charges

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

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THE SEPARATE ACCOUNTS AND VALUATION

The Separate Accounts

Under Connecticut law, The Travelers Insurance Company and The Travelers Life and Annuity Company each sponsor separate accounts. The Travelers Insurance Company sponsors The Travelers Variable Life Insurance Separate Account Four, while The Travelers Life and Annuity Company sponsors The Travelers Variable Life Insurance Separate Account Two. The Separate Accounts were established on October 16, 1996. Both Separate Accounts were established under the insurance laws of the state of Connecticut and are registered with the Securities and Exchange Commission (“SEC”) as unit investment trusts under the Investment Company Act of 1940 and qualify as “separate accounts.” Separate accounts are primarily designed to keep policy assets separate from other company assets.

The Separate Accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Underlying Fund of the same name. The income, gains, and losses are credited to, or charged against each Separate Account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies. The Separate Accounts purchase shares of the Underlying Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Underlying Fund. Finally, the assets of the Separate Accounts may not be used to pay any liabilities of the insurance companies other than those arising from the Policies and the insurance companies are obligated to pay all amounts promised to Policy Owners under the Policies.

Valuation

How the Cash Value Varies. We calculate the Policy’s Cash Value each day the New York Stock Exchange is open for trading (a “Valuation Date”). A Policy’s Cash Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment performance of the Investment Option(s) chosen. The Policy’s Cash Value on a Valuation Date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the Underlying Funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each Underlying Fund, and reinvests in additional shares of that Underlying Fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the Underlying Fund. The Separate Account will redeem Underlying Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each Valuation Date we receive the written request, or payment in good order, at our Home Office.

Accumulation Unit Value. Accumulation Units measure the value of the Investment Options. The value for each Investment Option’s Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the Underlying Fund’s Net Investment Factor during the next Valuation Period. (For example, to calculate Monday’s Valuation Date price, we would multiply Friday’s Accumulation Unit Value by Monday’s Net Investment Factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option’s investment performance.

Net Investment Factor. For each Investment Option, the value of its Accumulation Unit depends on the net rate of return for the corresponding Underlying Fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at 4:00 p.m. Eastern time, and ending at 4:00 p.m. Eastern time on the next Valuation Date). The net rate of return reflects the investment performance of the Investment Option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

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CHANGES TO THE POLICY

General

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

Written Changes Requiring Underwriting Approval:

    ·   increases in the stated amount of insurance;

    ·   changing the death benefit from Option 1 to Option 2.

Written Changes Not Requiring Underwriting Approval:

    ·   decreases in the stated amount of insurance;

    ·   changing the death benefit from Option 2 to Option 1;

    ·   changes to the way your premiums are allocated (Note: you can also make these changes by telephone if an authorization form is on file); and

    ·   changing the beneficiary (unless irrevocably named).

Written requests for changes should be sent to the Company’s Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company’s telephone number is (860) 277-0111.

Changes in Stated Amount

You may request in writing an increase or decrease in the Policy’s Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $10,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

             1)   against the most recent increase in the Stated Amount;

             2)   to other increases in the reverse order in which they occurred;

             3)   to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment of at least $1,000. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is no additional charge for a decrease in Stated Amount.

Changes in Death Benefit Option

You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under “Tax Treatment of Policy Benefits.”

However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The Cost of Insurance Charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $10,000. A change from Option 1 to Option 2 is also subject to underwriting. Contact your registered representative for more information.

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ADDITIONAL POLICY PROVISIONS

Assignment

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

Limit on Right to Contest and Suicide Exclusion

We may not contest the validity of the Policy after it has been in effect during the Insured’s lifetime for two years from the issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the premium paid for such increase (subject to state law).

Misstatement as to Sex and Age

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

Voting Rights

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

Disregard of Voting Instructions

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such a ction would be included in the next annual report to Policy Owners.

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OTHER MATTERS

Statements to Policy Owners

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

    the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);
    the date and amount of each Premium Payment;
    the date and amount of each Monthly Deduction;
    the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;
    the date and amount of any partial surrenders and the amount of any partial surrender charges;
    the annualized cost of any supplemental benefits purchased under the Policy; and
    a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

Suspension of Valuation

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange (“Exchange”) is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option’s net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

Dividends

No dividends will be paid under the Policy.

Mixed and Shared Funding

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain Underlying Funds may be available to variable products of other companies not affiliated with Travelers. This is called “shared funding.” Although we — and the Underlying Funds — do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Underlying Funds’ Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Underlying Funds’ Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined Underlying Fund. Please consult the prospectuses of the Underlying Fund for additional information.

Distribution

The Company intends to sell the Contracts in all jurisdictions where it is licensed to do business and where the Contract is approved. Any sales representatives or employee associated with a broker-dealer who sells the Contracts will be qualified to sell variable life insurance under applicable federal and state laws. Each broker-dealer is registered with the SEC under the Securities Exchange Act of 1934, and all are members of the NASD. The Contract is offered through both affiliated and non-affiliated broker-dealers.

The principal underwriter of the Contracts is Travelers Distribution LLC, One Tower Square, Hartford, CT, an affiliated broker-dealer.

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The maximum commission payable by the Company for distribution to the broker-dealer will not exceed 7.5% of the premium payment. In addition, Travelers Distribution LLC may receive additional incentive payments from the Underlying Funds relating to its sale of the Contracts. From time to time, the Company may pay or permit other promotional incentives in cash, credit or other compensation.

Legal Proceedings

There are no pending legal proceedings affecting either Separate Account or the principal underwriter. There are no pending legal proceedings against either Company likely to have a material adverse effect on the ability of either Company to meet its obligations under the applicable Contract.

Experts

The consolidated financial statements and schedules of The Travelers Insurance Company and subsidiaries and the financial statements and schedules of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit reports covering the December 31, 2001 financial statements and schedules of The Travelers Insurance Company and The Travelers Life and Annuity Company refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets.

The financial statements of The Travelers Variable Life Insurance Separate Account Two and The Travelers Variable Life Insurance Separate Account Four as of December 31, 2001, and for each of the years in the three-year period ended December 31, 2001, have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including the tax status of the Policy Owner and the tax treatment of the Policy. This tax treatment is highly complex. The following summary provides a general description of the material federal tax consequences to the Policy Owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief summary and does not purport to be complete or cover all situations and is not intended as tax advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax adviser should be consulted.

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Potential Benefits of Life Insurance

Life insurance, including the Policy, is a unique financial instrument with a number of potential tax advantages including:

    Income tax-free death benefits (e.g., the Death Benefit under the Policy may pass to your Beneficiary tax-free)
    Income tax-free growth of policy cash values (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred)
    Income tax-free access to cash value through loans and/or withdrawals (e.g., under certain circumstances a Policy Owner may access cash from the Policy without facing tax consequences)

Whether and how these benefits may be utilized is largely governed by Section 7702 of the Internal Revenue Code (IRC), the Tax Equity and Fiscal Responsibility Act of 1982 (TEFRA), the Deficit Reduction Act of 1984 (DEFRA) and the Technical and Miscellaneous Revenue Act of 1988 (TAMRA). All of these federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

    A definition of a life insurance contract.
    Diversification requirements for separate account assets.
    Limitations on policy owner’s control over the assets in a separate account.
    Guidelines to determine the maximum amount of premium that may be paid into a policy.
    Limitations on withdrawals from a policy.
    Qualification testing for all life insurance policies that have cash value features.

TAX STATUS OF THE POLICY

Definition of Life Insurance

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under Section 7702 of the IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in Section 7702 can satisfy this definition. This Policy uses the guideline premium test. Guidance as to how Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy was determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

Diversification

In addition to meeting the definition of a life insurance contract in Section 7702 of the IRC, to qualify as life insurance under the IRC, separate account investments (or the investments of a Mutual Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be “adequately diversified” pursuant to Section 817(h) of the Code.

Treasury Regulation Section 1.817-5, which was adopted by Treasury to implement section 817(h), generally requires that no more than 55 percent of the value of the total assets of the mutual fund owned by the separate account may be represented by any one (1) investment; no more than 70 percent of such value may be represented by any two (2) investments; no more than 80 percent of such value may be represented by any three (3) investments; and no more than 90 percent of such value may be represented by any four (4) investments. Thus, under this test, the separate account and the mutual funds are generally required to invest a specified portion of its assets in at least five (5) distinct investments. Generally, U.S. Treasury securities are not subject to the diversification test and to the extent that assets include such securities, somewhat less stringent requirements may apply.

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The separate account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with these diversification requirements.

Investor Control

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those separate account assets, such as the ability to exercise investment control over the assets. The Treasury has also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets.'' As of the date of this prospectus, no such guidance has been issued.

Tax Treatment of Policy Benefits

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

In General

The Company believes that the Death Benefit under the Policy will be excludable from the gross income of the Beneficiary under section 101(a)(1) of the Code, unless the Policy has been transferred for value and no exception to the transfer for value rules applies. In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of “Modified Endowment Contracts” below.) Depending on the circumstances, the exchange of a policy, a change in the policy’s face amount, a change in the policy’s death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. In addition, such actions may have Federal gift and estate, as well as state and local tax consequences th at will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax adviser for further advice on all tax issues.

The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts

Special tax considerations apply to “Modified Endowment Contracts” (MEC). A MEC is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to the stated amount of the Policy may cause a retest under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any policy issued in exchange for a MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

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Loans and partial withdrawals from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner’s investment in the policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from MECs to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59½, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a modified endowment contract.

For purpose of applying the MEC rules, all MECs that are issued by Travelers (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner’s gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in “Tax Treatment of Policy Benefits.” Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59½ will have the same tax consequences as noted above in “Tax Treatment of Policy Benefits.”

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a policy that is not classified as a modified endowment contract are generally treated as first recovering the investment in the policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy’s maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax adviser before effecting any change to a policy that is not a modified endowment contract.

Treatment of Loan Interest

If there is any borrowing against the policy, the interest paid on loans may not be tax deductible.

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Investment in the Policy

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

The Company’s Income Taxes

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to the Separate Accounts. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to the Separate Accounts under future tax law.

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THE COMPANIES

Please refer to your Policy to determine which Company issued your Policy.

The Travelers Insurance Company is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas.

The Travelers Life and Annuity Company is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in a majority of the states of the United States, the District of Columbia and Puerto Rico, and intends to seek licensure in the remaining states, except New York.

Each Company is an indirect wholly owned subsidiary of Citigroup Inc. Each Company’s Home Office is located at One Tower Square, Hartford, Connecticut 06183. The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

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Management

Directors and Senior Officers of The Companies

The following are the Directors, Executive Officers and Senior Officers of The Travelers Insurance Company and The Travelers Life and Annuity Company as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals is the Company’s Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group Inc.

Name and Address	Position With Company	Business Experience During Last Five Years
George C. Kokulis*	Director, President and Chief Executive Officer	Director (1996-present), President and Chief Executive Officer since April 2000, Executive Vice President (7/1999-3/2000), Senior Vice President (1995-1999), Vice President (1993-1995) of The Travelers Insurance Company and The Travelers Life and Annuity Company
Glenn D. Lammey*	Director, Executive Vice President Chief Financial Officer and Chief Accounting Officer	Director (2000-present), Executive Vice President and Chief Financial Officer and Chief Accounting Officer since March 2000 of The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President, Claim Services (1997-2000), Senior Vice President (1996-1997) of Travelers Property Casualty Corp.
Marla Berman Lewitus*	Director, Senior Vice President And General Counsel	Director (2000-present), Senior Vice President and General Counsel since August 1999 of The Travelers Insurance Company and The Travelers Life and Annuity Company. Associate General Counsel (1998-1999), Assistant General Counsel (1995-1998) of Citigroup Inc.
Kathleen A. Preston*	Director, Executive Vice President	Director and Executive Vice President since March 2002, Senior Vice President (1999-3/ 2002), Vice President (1998-1999) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Senior Vice President (10/1995-12/1997) Fleet Financial Group. Vice President (7/1995-10/1995) Travelers Insurance Company and The Travelers Life and Annuity Company.
Stuart L. Baritz**	Senior Vice President	Senior Vice President (1995-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
William H. Heyman***	Senior Vice President	Senior Vice President (6/2000-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President (1995-present) Citigroup Investments, Inc.
Madelyn Lankton*	Senior Vice President and Chief Information Officer	Senior Vice President and Chief Information Officer (8/2001-present), Vice President-Information Systems (1997-2001), Second Vice President (1994-1997) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
Brendan M. Lynch*	Senior Vice President	Senior Vice President (2000-present), Vice President (1968-2000) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
Warren H. May*	Senior Vice President	Senior Vice President (1995-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company.
Laura A. Pantaleo**	Senior Vice President	Senior Vice President (2001-present) of The Travelers Insurance Company and The Travelers Life and Annuity Company. Chief Operational Officer and Senior Vice President (4/2000-4/2001) of Women & Co. Senior Vice President (1995-2000) Smith Barney’s Estate Trust Services Division of Citigroup Inc.
David A. Tyson*	Senior Vice President	Senior Vice President (1995-present) The Travelers Insurance Company and The Travelers Life and Annuity Company. Executive Vice President (1998-present) Citigroup Investments Inc.
F. Denney Voss***	Senior Vice President	Senior Vice President (1995-present) The Travelers Insurance Company and The Travelers Life and Annuity Company. Senior Vice President (1998-present) Citigroup Investments Inc.

*	The address of these directors and officers is One Tower Square, Hartford, Connecticut 06183. These individuals may also be directors and/or officers of other affiliates of the Company.

**	The address of these officers is Two Tower Center, East Brunswick, NJ 08816. These individuals may also be directors and/or officers of other affiliates of the Company.

***	The address of these officers is 399 Park Avenue, New York, NY 10043. These individuals may also be directors and/or officers of other affiliates of the Company.

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Directors, officers and employees of the Company are covered by a blanket fidelity bond in an amount of $315 million issued by Lloyds of London and other companies.

ILLUSTRATIONS

The following pages are intended to illustrate hypothetically how the Cash Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45-year old male. The difference between the Cash Value and the Cash Surrender Value in these illustrations reflects the Surrender Charge that would be incurred upon a full surrender of the Policy. The illustrations assume that premiums are paid as indicated, no policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

Two pages of values are shown for each Death Benefit Option (Level and Variable). One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates are charged in all years. The Cost of Insurance Rates charged vary by age, sex (where permitted by state law) and underwriting classification. The illustrations also reflect a monthly deduction of 0.0291667% for the first ten years following the Initial Premium (0.0166667% for premium tax and 0.0125% for DAC tax).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. The charges consist of 0.90% for mortality and expense risks, 0.40% for administrative expenses, and an average of Underlying Fund expenses. The 12% illustration will assume that the mortality and expense risk charge has been reduced to 0.75% in the second policy year and thereafter. The charge for Underlying Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Underlying Funds during 2001.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0% and 6% correspond to approximate net annual rates of
-2.04% and 3.96%, respectively. The illustrated gross annual investment rate of return of 12% corresponds to an approximate net annual rate of return of 9.96% in the first Policy Year, and 10.11% thereafter. The actual charges under a Policy for expenses of the Underlying Funds will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The illustrations do not reflect any charges for federal income taxes against the Separate Accounts, since the Company is not currently deducting such charges from the Separate Accounts. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

The second column of each Illustration shows the amount that would accumulate if an amount equal to the Premium Payment was invested to earn interest (after taxes) at 5%, compounded annually.

Under normal circumstances, the Company, through its agent will provide you a comparable illustration based upon the proposed Insured’s age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the average fund expenses and/or the actual fund expenses depending upon what you request. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

32

Portfolio Architect Life

Modified Single Premium Variable Life Insurance Policy

Level Death Benefit Option

Illustrated With Current Cost of Insurance Charges

Male, Issue Age 45	Face Amount: $38,791
Preferred, Non-smoker	Annual Premium: $10,000

	Total	Death Benefit			Cash Value			Cash Surrender Value

	Premiums
	With 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%
Year	Interest	(-2.04%)	(3.96%)	(9.96%)#	(-2.04%)	(3.96%)	(9.96%)#	(-2.04%)	(3.96%)	(9.96%)#

1	10,500	38,791	38,791	38,791	9,620	10,214	10,808	8,870	9,464	10,058
2	11,025	38,791	38,791	38,791	9,241	10,430	11,706	8,491	9,680	10,956
3	11,576	38,791	38,791	38,791	8,863	10,647	12,687	8,163	9,947	11,987
4	12,155	38,791	38,791	38,791	8,484	10,864	13,759	7,784	10,164	13,059
5	12,763	38,791	38,791	38,791	8,104	11,082	14,933	7,454	10,432	14,283
6	13,401	38,791	38,791	38,791	7,722	11,299	16,217	7,122	10,699	15,617
7	14,071	38,791	38,791	38,791	7,335	11,515	17,624	6,835	11,015	17,124
8	14,775	38,791	38,791	38,791	6,942	11,727	19,165	6,542	11,327	18,765
9	15,513	38,791	38,791	38,791	6,544	11,936	20,857	6,244	11,636	20,557
10	16,289	38,791	38,791	38,791	6,136	12,140	22,714	6,136	12,140	22,714
15	20,789	38,791	38,791	47,947	4,056	13,348	35,781	4,056	13,348	35,781
20	26,533	38,791	38,791	69,184	1,431	14,334	56,708	1,431	14,334	56,708

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

# 9.96% is increased to 10.11% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

* Net Interest Rates are shown in parenthesis.

33

Portfolio Architect Life

Modified Single Premium Variable Life Insurance Policy

Level Death Benefit Option

Illustrated With Guaranteed Cost of Insurance Charges

Male, Issue Age 45	Face Amount: $38,791
Preferred, Non-smoker	Annual Premium: $10,000

	Total	Death Benefit			Cash Value			Cash Surrender Value

	Premiums
	With 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%
Year	Interest	(-2.04%)	(3.96%)	(9.96%)#	(-2.04%)	(3.96%)	(9.96%)#	(-2.04%)	(3.96%)	(9.96%)#

1	10,500	38,791	38,791	38,791	9,567	10,160	10,753	8,817	9,410	10,003

2	11,025	38,791	38,791	38,791	9,132	10,315	11,587	8,382	9,565	10,837

3	11,576	38,791	38,791	38,791	8,692	10,465	12,495	7,992	9,765	11,795

4	12,155	38,791	38,791	38,791	8,247	10,608	13,484	7,547	9,908	12,784

5	12,763	38,791	38,791	38,791	7,795	10,744	14,564	7,145	10,094	13,914

6	13,401	38,791	38,791	38,791	7,334	10,869	15,743	6,734	10,269	15,143

7	14,071	38,791	38,791	38,791	6,862	10,982	17,031	6,362	10,482	16,531

8	14,775	38,791	38,791	38,791	6,374	11,080	18,439	5,974	10,680	18,039

9	15,513	38,791	38,791	38,791	5,868	11,159	19,980	5,568	10,859	19,680

10	16,289	38,791	38,791	38,791	5,341	11,217	21,670	5,341	11,217	21,670

15	20,789	38,791	38,791	45,040	2,339	11,306	33,612	2,339	11,306	33,612

20	26,533	0	38,791	64,209	0	10,266	52,630	0	10,266	52,630

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

   #   9.96% is increased to 10.11% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

   *   Net Interest Rates are shown in parenthesis.

34

Portfolio Architect Life

Modified Single Premium Variable Life Insurance Policy

Level Death Benefit Option

Illustrated With Current Cost Of Insurance Charges

Male, Issue Age 45	Face Amount: $38,791
Preferred, Non-smoker	Annual Premium: $10,000

	Total	Death Benefit			Cash Value			Cash Surrender Value

	Premiums
	With 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%
Year	Interest	(-2.04%)	(3.96%)	(9.96%)#	(-2.04%)	(3.96%)	(9.96%)#	(-2.04%)	(3.96%)	(9.96%)#

1	10,500	48,383	48,975	49,568	9,592	10,184	10,777	8,842	9,434	10,027

2	11,025	47,976	49,157	50,425	9,185	10,366	11,634	8,435	9,616	10,884

3	11,576	47,568	49,335	51,356	8,777	10,544	12,565	8,077	9,844	11,865

4	12,155	47,161	49,509	52,366	8,370	10,718	13,575	7,670	10,018	12,875

5	12,763	46,751	49,678	53,462	7,960	10,887	14,671	7,310	10,237	14,021

6	13,401	46,338	49,839	54,651	7,547	11,048	15,860	6,947	10,448	15,260

7	14,071	45,921	49,991	55,941	7,130	11,200	17,150	6,630	10,700	16,650

8	14,775	45,497	50,131	57,338	6,706	11,340	18,547	6,306	10,940	18,147

9	15,513	45,068	50,261	58,854	6,277	11,470	20,063	5,977	11,170	19,763

10	16,289	44,628	50,374	60,496	5,837	11,583	21,705	5,837	11,583	21,705

15	20,789	42,397	50,939	71,702	3,606	12,148	32,911	3,606	12,148	32,911

20	26,533	39,670	50,804	88,894	879	12,013	50,103	879	12,013	50,103
These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

#	9.96% is increased to 10.11% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

*	Net Interest Rates are shown in parenthesis.

35

Portfolio Architect Life

Modified Single Premium Variable Life Insurance Policy

Variable Death Benefit Option

Illustrated With Guaranteed Cost of Insurance Charges

Male, Issue Age 45	Face Amount: $38,791
Preferred, Non-smoker	Annual Premium: $10,000

	Total	Death Benefit			Cash Value			Cash Surrender Value
	Premiums
	With 5%	0%	6%	12%	0%	6%	12%	0%	6%	12%
Year	Interest	(-2.04%)	(3.96%)	(9.96%)#	(-2.04%)	(3.96%)	(9.96%)#	(-2.04%)	(3.96%)	(9.96%)#

1	10,500	48,312	48,902	49,492	9,521	10,111	10,701	8,771	9,361	9,951
2	11,025	47,830	49,002	50,261	9,039	10,211	11,470	8,289	9,461	10,720
3	11,576	47,344	49,090	51,088	8,553	10,299	12,297	7,853	9,599	11,597
4	12,155	46,852	49,163	51,977	8,061	10,372	13,186	7,361	9,672	12,486
5	12,763	46,353	49,219	52,932	7,562	10,428	14,141	6,912	9,778	13,491
6	13,401	45,846	49,256	53,958	7,055	10,465	15,167	6,455	9,865	14,567
7	14,071	45,326	49,269	55,059	6,535	10,478	16,268	6,035	9,978	15,768
8	14,775	44,791	49,255	56,237	6,000	10,464	17,446	5,600	10,064	17,046
9	15,513	44,239	49,208	57,497	5,448	10,417	18,706	5,148	10,117	18,406
10	16,289	43,665	49,124	58,844	4,874	10,333	20,053	4,874	10,333	20,053
15	20,789	40,470	48,203	67,621	1,679	9,412	28,830	1,679	9,412	28,830
20	26,533	0	45,527	80,034	0	6,736	41,243	0	6,736	41,243

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

   #   9.96% is increased to 10.11% in years 2 and thereafter due to a reduction in the mortality and expense risk charge.

   *   Net Interest Rates are shown in parenthesis.

36

APPENDIX A
PERFORMANCE INFORMATION

From time to time, the Separate Accounts may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period. All Investment Options of the Separate Accounts invest in Investment Options that were in existence prior to the date on which the Investment Options became available under the Policy. Average annual rates of return include periods prior to the inception of the Investment Option, and are calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under the Separate Accounts during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options, as well as the 0.90% mortality and expense risk charge and the 0.40% administrative expense charge assessed against the Investment Options. The rates of return do not reflect surrender charges or Monthly Deduction Amounts (which are depicted in the Example following the Rates of Return), nor do they reflect a reduction in mortality and expense risk charges which may apply under certain circumstances. For information about the Charges assessed under the Policy, see “Charges and Deductions.” For illustrations of how these charges affect Cash Values and Death Benefits, see “Illustrations.”

AVERAGE RATES OF RETURN
FOR PERIODS ENDED DECEMBER 31, 2001

Investment Option	YTD	1 Year	3 Years	Inception Date

STOCK FUNDS:
Alliance Growth Portfolio	-11.84%	-11.84%	-3.40%	6/20/1994
Capital Appreciation Fund	-22.80%	-22.80%	-5.17%	3/18/1982
Equity Income Portfolio	-6.02%	-6.02%	0.94%	8/30/1996
Federated Stock Portfolio	2.35%	2.35%	2.24%	8/30/1996
Large Cap Portfolio	-15.53%	-15.53%	-4.19%	8/30/1996
Lazard International Stock Portfolio	-27.08%	-27.08%	-8.53%	8/1/1996
MFS Emerging Growth Portfolio	-33.84%	-33.84%	-4.65%	8/30/1996
Disciplined Mid Cap Stock Portfolio	-1.07%	-1.07%	6.90%	6/20/1994
BOND FUNDS:
Federated High Yield Portfolio	0.21%	0.21%	-2.44%	8/30/1996
Putnam Diversified Income Portfolio	2.21%	2.21%	0.32%	6/20/1994
Travelers Quality Bond Portfolio	4.99%	4.99%	3.67%	8/30/1996
Travelers Zero Coupon Bond Fund Series 2005	4.23%	4.23%	3.37%	10/11/1995
BALANCED FUNDS:
MFS Total Return Portfolio	-0.78%	-0.78%	4.81%	6/20/1994
MONEY MARKET FUND:
Money Market Portfolio	2.43%	2.43%	3.62%	10/1/1981

A-1

EXAMPLE OF POLICY CHARGES

The following chart illustrates the surrender charges and Monthly Deduction Amounts (including the Cost of Insurance charges, deduction for premium and DAC tax and a monthly administrative charge of $5.00 for contracts with initial premium less than $25,000) that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deductions Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an insured who is younger (assuming the Insureds have the same risk classification). Cost of Insurance rates go up each year as the Insured becomes a year older.

Male, Age 45, Non-smoker	Face Amount, $38,791
$10,000 Single Premium	Level Death Benefit Option
Hypothetical Gross Annual Investment Rate of Return: 8%*	Current Charges

			Monthly Deduction Amounts:

Policy Year	Cumulative Premiums	Surrender Charge as % of Cum Prem	Cost of Insurance Charges	Premium Tax	Administrative Charges

1	$10,000.00	7.5%	$82.48	$35.65	$60.00
2	$10,000.00	7.5%	$87.90	$37.12	$60.00
3	$10,000.00	7.0%	$93.46	$38.66	$60.00
5	$10,000.00	6.5%	$105.55	$41.92	$60.00
10	$10,000.00	0.0%	$145.03	$51.33	$60.00

______________

*	Hypothetical results shown above are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown. Hypothetical investment results may be different from those shown if the actual rates of return averaged 10%, but fluctuated above or below that average for individual policy years. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

A-2

APPENDIX B
REPRESENTATIVE STATED AMOUNTS

The following table represents the Single Premium Factors for the determination of the Stated Amount per dollar of Gross Premium, varying by Male and Female (applicable to standard lives).

MALE				FEMALE

AGE	SP FAC	AGE	SP FAC	AGE	SP FAC	AGE	SP FAC

16	14.42657	49	3.56731	16	18.84367	49	4.43733
17	13.90681	50	3.42307	17	18.07521	50	4.25702
18	13.41778	51	3.28603	18	17.33770	51	4.08507
19	12.94991	52	3.15604	19	16.62776	52	3.92112
20	12.49633	53	3.03288	20	15.94413	53	3.76500
21	12.05158	54	2.91638	21	15.28347	54	3.61635
22	11.61198	55	2.80620	22	14.64415	55	3.47460
23	11.17593	56	2.70193	23	14.02554	56	3.33918
24	10.74357	57	2.60315	24	13.42830	57	3.20946
25	10.31512	58	2.50941	25	12.85188	58	3.08480
26	9.89207	59	2.42037	26	12.29573	59	2.96483
27	9.47687	60	2.33580	27	11.75996	60	2.84944
28	9.07148	61	2.25553	28	11.24451	61	2.73873
29	8.67750	62	2.17946	29	10.74918	62	2.63297
30	8.29613	63	2.10753	30	10.27378	63	2.53247
31	7.92840	64	2.03963	31	9.81788	64	2.43736
32	7.57481	65	1.97559	32	9.38049	65	2.34746
33	7.23553	66	1.91515	33	8.96090	66	2.26235
34	6.91081	67	1.85800	34	8.55929	67	2.18153
35	6.60043	68	1.80387	35	8.17540	68	2.10443
36	6.30432	69	1.75250	36	7.80902	69	2.03065
37	6.02231	70	1.70379	37	7.46056	70	1.96007
38	5.75413	71	1.65772	38	7.12963	71	1.89279
39	5.49939	72	1.61434	39	6.81591	72	1.82902
40	5.25756	73	1.57373	40	6.51888	73	1.76900
41	5.02826	74	1.53589	41	6.23774	74	1.71287
42	4.81076	75	1.50071	42	5.97155	75	1.66054
43	4.60439	76	1.46798	43	5.71895	76	1.61181
44	4.40855	77	1.43743	44	5.47878	77	1.56633
45	4.22268	78	1.40871	45	5.25023	78	1.52374
46	4.04620	79	1.38157	46	5.03246	79	1.48372
47	3.87847	80	1.35584	47	4.82467	80	1.44610
48	3.71898			48	4.62641
B-1

ANNUAL REPORT
DECEMBER 31, 2001

                           THE TRAVELERS VARIABLE LIFE INSURANCE
                           SEPARATE ACCOUNT TWO

   [LOGO TRAVELERS]
   The Travelers Insurance Company
   The Travelers Life and Annuity Company
   One Tower Square
   Hartford, CT  06183

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

                                               CAPITAL APPRECIATION       MONEY MARKET     DISCIPLINED MID CAP      EQUITY INCOME
                                                      FUND                 PORTFOLIO         STOCK PORTFOLIO          PORTFOLIO
                                               ---------------------      ------------     -------------------      -------------

ASSETS:
  Investments at market value:                        $ 99,197              $ 42,024             $ 12,745             $ 121,252

  Receivables:
    Dividends ..............................                --                    22                   --                    --
                                                      ---------             ---------            ---------            ----------

        Total Assets .......................            99,197                42,046               12,745               121,252
                                                      ---------             ---------            ---------            ----------

LIABILITIES:
    Payables:
      Insurance charges ....................                 7                     3                    1                    10
      Administrative fees ..................                 3                     1                    -                     4
                                                      ---------             ---------            ---------            ----------

        Total Liabilities ..................                10                     4                    1                    14
                                                      ---------             ---------            ---------            ----------

NET ASSETS:                                           $ 99,187              $ 42,042             $ 12,744             $ 121,238
                                                      =========             =========            =========            ==========

                       See Notes to Financial Statements

                                      -1-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                 STATEMENT OF ASSETS AND LIABILITIES - continued
                                DECEMBER 31, 2001

                                       FEDERATED HIGH YIELD    FEDERATED STOCK                           LAZARD INTERNATIONAL
                                             PORTFILIO             PORTFOLIO      LARGE CAP PORTFOLIO        STOCK PORTFOLIO
                                       --------------------    ---------------    -------------------    ---------------------

ASSETS:
  Investments at market value:               $ 7,903               $ 17,420             $ 20,412                 $ 12,501

Receivables:
  Dividends ........................              --                     --                   --                       --
                                             -------               --------             --------                 --------

    Total Assets ...................           7,903                 17,420               20,412                   12,501
                                             -------               --------             --------                 --------

LIABILITIES:
  Payables:
    Insurance charges ..............               1                      1                    2                        1
    Administrative fees ............              --                      1                    1                       --
                                             -------               --------             --------                 --------

      Total Liabilities ............               1                      2                    3                        1
                                             -------               --------             --------                 --------

NET ASSETS:                                  $ 7,902               $ 17,418             $ 20,409                 $ 12,500
                                             =======               ========             ========                 ========

                       See Notes to Financial Statements

                                      -2-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                             ZERO COUPON BOND
   MFS EMERGING      TRAVELERS QUALITY     FUND PORTFOLIO SERIES   ALLIANCE GROWTH     MFS TOTAL RETURN     PUTNAM DIVERSIFIED
 GROWTH PORTFOLIO      BOND PORTFOLIO              2005               PORTFOLIO           PORTFOLIO          INCOME PORTFOLIO
 ----------------    -----------------     ---------------------   ---------------     ----------------     ------------------

     $ 11,381             $ 118,878                $ 120              $ 84,812            $ 152,507              $ 12,950

           --                    --                   --                    --                   --                    --
     --------             ---------             --------              --------            ---------              --------

       11,381               118,878                  120                84,812              152,507                12,950
     --------             ---------             --------              --------            ---------              --------

            1                     9                   --                     6                   11                     1
           --                     4                   --                     3                    5                     1
     --------             ---------             --------              --------            ---------              --------

            1                    13                   --                     9                   16                     2
     --------             ---------             --------              --------            ---------              --------

     $ 11,380             $ 118,865                $ 120              $ 84,803            $ 152,491              $ 12,948
     ========             =========             ========              ========            =========              ========

                       See Notes to Financial Statements

                                      -3-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                 STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                                DECEMBER 31, 2001

                                                                   COMBINED
                                                               ----------------
ASSETS:
  Investments at market value: ..............................      $714,102

Receivables:
  Dividends .................................................            22
                                                                   --------

    Total Assets ............................................       714,124
                                                                   --------

LIABILITIES:
  Payables:
    Insurance charges .......................................            54
    Administrative fees .....................................            23
                                                                   --------

      Total Liabilities .....................................            77
                                                                   --------

NET ASSETS:                                                        $714,047
                                                                   ========

                       See Notes to Financial Statements

                                      -4-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                             STATEMENT OF OPERATIONS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                  CAPITAL APPRECIATION FUND             MONEY MARKET PORTFOLIO
                                                             ----------------------------------     --------------------------------
                                                               2001         2000         1999         2001        2000        1999
                                                             --------     --------     --------     --------    --------    --------

INVESTMENT INCOME:
  Dividends .............................................    $    524     $     67     $     97     $  1,645    $  2,701    $  1,826
                                                             --------     --------     --------     --------    --------    --------

EXPENSES:
  Insurance charges .....................................         943        1,363          949          394         403         335
  Administrative fees....................................         450          694          464          175         180         148
                                                             --------     --------     --------     --------    --------    --------

    Total expenses ......................................       1,393        2,057        1,413          569         583         483
                                                             --------     --------     --------     --------    --------    --------

      Net investment income (loss) ......................        (869)      (1,990)      (1,316)       1,076       2,118       1,343
                                                             --------     --------     --------     --------    --------    --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ..........................        --          6,204        2,771         --          --          --
    Realized gain (loss) on sale of investments .........        (858)       2,400          973         --          --          --
                                                             --------     --------     --------     --------    --------    --------

      Realized gain (loss) ..............................        (858)       8,604        3,744         --          --          --
                                                             --------     --------     --------     --------    --------    --------

    Change in unrealized gain (loss)
      on investments ....................................     (35,888)     (50,015)      52,048         --          --          --
                                                             --------     --------     --------     --------    --------    --------

Net increase (decrease) in net assets
  resulting from operations .............................    $(37,615)    $(43,401)    $ 54,476     $  1,076    $  2,118    $  1,343
                                                             ========     ========     ========     ========    ========    ========

                       See Notes to Financial Statements

                                      -5-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO
                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                          DISCIPLINED MID CAP STOCK PORTFOLIO         EQUITY INCOME PORTFOLIO
                                                          -------------------------------------- ----------------------------------
                                                             2001        2000         1999         2001         2000         1999
                                                          --------     --------     --------     --------     --------     --------

INVESTMENT INCOME:
  Dividends ..........................................    $     29     $     11     $     10     $  1,281     $  1,327     $    934
                                                          --------     --------     --------     --------     --------     --------

EXPENSES:
  Insurance charges ..................................          95           68           44        1,073        1,020          895
  Administrative fees.................................          45           35           21          504          505          428
                                                          --------     --------     --------     --------     --------     --------

    Total expenses ...................................         140          103           65        1,577        1,525        1,323
                                                          --------     --------     --------     --------     --------     --------

      Net investment income (loss) ...................        (111)         (92)         (55)        (296)        (198)        (389)
                                                          --------     --------     --------     --------     --------     --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution .......................         713          381          223          334         --          7,433
    Realized gain (loss) on sale of investments.......         191           46            7         (370)         (11)         128
                                                          --------     --------     --------     --------     --------     --------

      Realized gain (loss) ...........................         904          427          230          (36)         (11)       7,561
                                                          --------     --------     --------     --------     --------     --------

  Change in unrealized gain (loss)
    on investments ...................................      (1,174)         730          641      (10,406)      10,186       (3,246)
                                                          --------     --------     --------     --------     --------     --------

Net increase (decrease) in net assets
  resulting from operations ..........................    $   (381)    $  1,065     $    816     $(10,738)    $  9,977     $  3,926
                                                          ========     ========     ========     ========     ========     ========

                                      -6-

THE TRAVELERS VARIABLE LIFE INSURANCE
                                    SEPARATE ACCOUNT TWO
                             STATEMENT OF OPERATIONS - CONTINUED
                    FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

          FEDERATED HIGH YIELD PORTFOLIO                     FEDERATED STOCK PORTFOLIO
        --------------------------------------          -------------------------------------
         2001           2000            1999             2001            2000           1999
        ------        -------          ------           ------          ------          -----

        $  955        $ 1,427          $   --           $  232          $  187          $  --
        ------        -------          ------           ------          ------          -----

            73            113              70              150             122             73
            37             54              32               70              61             36
        ------        -------          ------           ------          ------          -----

           110            167             102              220             183            109
        ------        -------          ------           ------          ------          -----

           845          1,260            (102)              12               4           (109)
        ------        -------          ------           ------          ------          -----

            --             --               8              770             744             96
          (497)          (380)            (12)            (108)             (3)            11
        ------        -------          ------           ------          ------          -----

          (497)          (380)             (4)             662             741            107
        ------        -------          ------           ------          ------          -----

          (221)        (2,051)            341             (726)             29             84
        ------        -------          ------           ------          ------          -----

        $  127        $ (1,171)        $  235           $  (52)         $  774          $  82
        ======        ========         ======           ======          ======          =====

                       See Notes to Financial Statements

                                      -7-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                                                          LAZARD INTERNATIONAL
                                                                       LARGE CAP PORTFOLIO                   STOCK PORTFOLIO
                                                                -------------------------------     -------------------------------
                                                                  2001       2000        1999        2001        2000        1999
                                                                -------     -------     -------     -------     -------     -------

INVESTMENT INCOME:
    Dividends ..............................................    $   103     $    44     $    31     $    24     $   405     $    37
                                                                -------     -------     -------     -------     -------     -------

EXPENSES:
    Insurance charges ......................................        196         238          63         126         154         107
    Administrative fees ....................................         93         109          28          58          74          50
                                                                -------     -------     -------     -------     -------     -------

      Total expenses .......................................        289         347          91         184         228         157
                                                                -------     -------     -------     -------     -------     -------

    Net investment income (loss) ...........................       (186)       (303)        (60)       (160)        177        (120)
                                                                -------     -------     -------     -------     -------     -------

REALIZED GAIN (LOSS) AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS:
      Realized gain distribution............................         16       1,801       1,076         572         546           2
      Realized gain (loss) on sale of investments ..........     (1,543)        299        --          (100)         33          25
                                                                -------     -------     -------     -------     -------     -------

        Realized gain (loss) ...............................     (1,527)      2,100       1,076         472         579          27
                                                                -------     -------     -------     -------     -------     -------

      Change in unrealized gain (loss)
        on investments .....................................     (3,340)     (6,622)      1,639      (5,028)     (3,291)      3,098
                                                                -------     -------     -------     -------     -------     -------

Net increase (decrease) in net assets
  resulting from operations ................................    $(5,053)    $(4,825)    $ 2,655     $(4,716)    $(2,535)    $ 3,005
                                                                =======     =======     =======     =======     =======     =======

                       See Notes to Financial Statements

                                      -8-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

            MFS EMERGING GROWTH PORTFOLIO                   TRAVELERS QUALITY BOND PORTFOLIO
       ---------------------------------------          ----------------------------------------
         2001            2000            1999             2001            2000            1999
       --------        --------        -------          -------         -------         --------

       $     --        $     --        $    --          $ 3,935         $ 5,296         $     2
       --------        --------        -------          -------         -------         --------

            102             142             97              987             845             795
             50              75             47              463             426             383
       --------        --------        -------          -------         -------         --------

            152             217            144            1,450           1,271           1,178
       --------        --------        -------          -------         -------         --------

           (152)           (217)          (144)           2,485           4,025          (1,176)
       --------        --------        -------          -------         -------         --------

          2,699             946             --               --              --             508
            (78)            180             55              332              11               7
       --------        --------        -------          -------         -------         --------

          2,621           1,126             55              332              11             515
       --------        --------        -------          -------         -------         --------

         (8,823)         (5,250)         8,215            3,438           1,922             370
       --------        --------        -------          -------         -------         --------

       $ (6,354)       $ (4,341)       $ 8,126          $ 6,255         $ 5,958         $  (291)
       ========        ========        =======          =======         =======         ========

                       See Notes to Financial Statements

                                      -9-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     ZERO COUPON BOND FUND PORTFOLIO SERIES 2005      ALLIANCE GROWTH PORTFOLIO
                                                     ------------------------------------------- ----------------------------------
                                                             2001        2000         1999         2001         2000         1999
                                                           --------    --------     --------     --------     --------     --------

INVESTMENT INCOME:
  Dividends ...........................................    $      5    $   --       $   --       $    184     $    102     $    478
                                                           --------    --------     --------     --------     --------     --------

EXPENSES:
  Insurance charges ...................................        --            57          228          790          891          713
  Administrative fees .................................        --            26          102          373          459          351
                                                           --------    --------     --------     --------     --------     --------

    Total expenses ....................................        --            83          330        1,163        1,350        1,064
                                                           --------    --------     --------     --------     --------     --------

      Net investment income (loss) ....................           5         (83)        (330)        (979)      (1,248)        (586)
                                                           --------    --------     --------     --------     --------     --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ........................        --          --           --         13,595        8,949        4,665
    Realized gain (loss) on sale of investments .......        --        (1,104)         (43)        (916)         341          252
                                                           --------    --------     --------     --------     --------     --------

      Realized gain (loss) ............................        --        (1,104)         (43)      12,679        9,290        4,917
                                                           --------    --------     --------     --------     --------     --------

    Change in unrealized gain (loss)
      on investments ..................................        --         1,625       (1,625)     (26,232)     (32,554)      20,816
                                                           --------    --------     --------     --------     --------     --------

  Net increase (decrease) in net assets
    resulting from operations .........................    $      5    $    438     $ (1,998)    $(14,532)    $(24,512)    $ 25,147
                                                           ========    ========     ========     ========     ========     ========

                       See Notes to Financial Statements

                                      -10-

THE TRAVELERS VARIABLE LIFE INSURANCE
                                    SEPARATE ACCOUNT TWO
                             STATEMENT OF OPERATIONS - CONTINUED
                    FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

            MFS TOTAL RETURN PORTFOLIO                  PUTNAM DIVERSIFIED INCOME PORTFOLIO
       --------------------------------------          ---------------------------------------
        2001           2000            1999             2001            2000           1999
       -------        -------         -------          -------         -------        -------

       $ 4,309        $ 4,068         $ 3,118          $ 1,015         $ 1,513        $ 1,244
       -------        -------         -------          -------         -------        -------

         1,358          1,205           1,139              114             132            170
           627            593             543               54              67             82
       -------        -------         -------          -------         -------        -------

         1,985          1,798           1,682              168             199            252
       -------        -------         -------          -------         -------        -------

         2,324          2,270           1,436              847           1,314            992
       -------        -------         -------          -------         -------        -------

         5,362          5,028           7,327                -               -              -
            46           (344)            (88)            (231)           (887)           (42)
       -------        -------         -------          -------         -------        -------

         5,408          4,684           7,239             (231)           (887)           (42)
       -------        -------         -------          -------         -------        -------

        (9,854)        14,751          (6,901)            (226)           (686)        (1,004)
       -------        -------         -------          -------         -------        -------

      $ (2,122)      $ 21,705         $ 1,774            $ 390          $ (259)         $ (54)
       =======        =======         =======          =======         =======        =======

                       See Notes to Financial Statements

                                      -11-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                       STATEMENT OF OPERATIONS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                          COMBINED
                                              ---------------------------------
                                                 2001       2000       1999
                                              --------    --------    --------
INVESTMENT INCOME:
  Dividends................................   $ 14,241    $ 17,148    $  7,777
                                              --------    --------    --------

EXPENSES:
  Insurance charges........................      6,401       6,753       5,678
  Administrative fees .....................      2,999       3,358       2,715
                                              --------    --------    --------

    Total expenses ........................      9,400      10,111       8,393
                                              --------    --------    --------

      Net investment income (loss) ........      4,841       7,037        (616)
                                              --------    --------    --------

REALIZED GAIN (LOSS) AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS:
    Realized gain distribution ............     24,061      24,599      24,109
    Realized gain (loss) on sale of
      investments .........................     (4,132)        581       1,273
                                              --------    --------    --------

      Realized gain (loss) ................     19,929      25,180      25,382
                                              --------    --------    --------

    Change in unrealized gain (loss)
      on investments ......................    (98,480)    (71,226)     74,476
                                              --------    --------    --------

Net increase (decrease) in net assets
  resulting from operations ...............   $(73,710)   $(39,009)   $ 99,242
                                              ========    ========    ========

                       See Notes to Financial Statements

                                      -12-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                       STATEMENT OF CHANGES IN NET ASSETS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                     CAPITAL APPRECIATION FUND              MONEY MARKET PORTFOLIO
                                              -----------------------------------    ------------------------------------
                                                 2001         2000         1999         2001         2000        1999
                                              ---------    ---------    ---------    ---------    ---------    ---------

OPERATIONS:
  Net investment income (loss) ............   $    (869)   $  (1,990)   $  (1,316)   $   1,076    $   2,118    $   1,343
  Realized gain (loss) ....................        (858)       8,604        3,744         --           --           --
  Change in unrealized gain (loss)
    on investments ........................     (35,888)     (50,015)      52,048         --           --           --
                                              ---------    ---------    ---------    ---------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations ...........     (37,615)     (43,401)      54,476        1,076        2,118        1,343
                                              ---------    ---------    ---------    ---------    ---------    ---------

UNIT TRANSACTIONS:
  Participant premium payments ............        --             86         --           --         11,438      287,771
  Participant transfers from other
    Travelers accounts ....................       2,739       14,257       30,786         --             19          862
  Growth rate intra-fund transfers in .....      94,819       26,408       99,133         --           --          6,747
  Contract surrenders .....................      (2,943)      (2,647)      (2,098)        (751)        (790)      (1,617)
  Participant transfers to other
    Travelers accounts ....................      (1,914)      (1,639)         (11)      (5,305)     (13,725)    (279,998)
  Growth rate intra-fund transfers out ....     (94,819)     (26,408)     (99,133)        --           --         (6,747)
                                              ---------    ---------    ---------    ---------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....      (2,118)      10,057       28,677       (6,056)      (3,058)       7,018
                                              ---------    ---------    ---------    ---------    ---------    ---------

      Net increase (decrease) in net assets     (39,733)     (33,344)      83,153       (4,980)        (940)       8,361

NET ASSETS:
  Beginning of year .......................     138,920      172,264       89,111       47,022       47,962       39,601
                                              ---------    ---------    ---------    ---------    ---------    ---------
  End of year .............................   $  99,187    $ 138,920    $ 172,264    $  42,042    $  47,022    $  47,962
                                              =========    =========    =========    =========    =========    =========

                       See Notes to Financial Statements

                                      -13-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                            DISCIPLINED MID CAP STOCK PORTFOLIO          EQUITY INCOME PORTFOLIO
                                            -----------------------------------    -----------------------------------
                                               2001         2000         1999         2001         2000         1999
                                            ---------    ---------    ---------    ---------    ---------    ---------

OPERATIONS:
  Net investment income (loss) ..........   $    (111)   $     (92)   $     (55)   $    (296)   $    (198)   $    (389)
  Realized gain (loss) ..................         904          427          230          (36)         (11)       7,561
  Change in unrealized gain (loss)
    on investments ......................      (1,174)         730          641      (10,406)      10,186       (3,246)
                                            ---------    ---------    ---------    ---------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations .........        (381)       1,065          816      (10,738)       9,977        3,926
                                            ---------    ---------    ---------    ---------    ---------    ---------

UNIT TRANSACTIONS:
  Participant premium payments ..........        --           --           --             78          423         --
  Participant transfers from other
    Travelers accounts ..................       3,926        3,151        3,383        4,638        3,068       44,235
  Growth rate intra-fund transfers in ...       7,505         --          5,949       84,342       28,158       82,042
  Contract surrenders ...................        (448)        (112)         (76)      (3,704)      (2,376)      (2,059)
  Participant transfers to other
    Travelers accounts ..................      (1,421)        --           --         (5,081)        (435)         (32)
  Growth rate intra-fund transfers out ..      (7,505)        --         (5,949)     (84,342)     (28,159)     (82,042)
                                            ---------    ---------    ---------    ---------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ..       2,057        3,039        3,307       (4,069)         679       42,144
                                            ---------    ---------    ---------    ---------    ---------    ---------

    Net increase (decrease) in net assets       1,676        4,104        4,123      (14,807)      10,656       46,070

NET ASSETS:
  Beginning of year .....................      11,068        6,964        2,841      136,045      125,389       79,319
                                            ---------    ---------    ---------    ---------    ---------    ---------
  End of year ...........................   $  12,744    $  11,068    $   6,964    $ 121,238    $ 136,045    $ 125,389
                                            =========    =========    =========    =========    =========    =========

                       See Notes to Financial Statements

                                      -14-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

               FEDERATED HIGH YIELD PORTFOLIO                     FEDERATED STOCK PORTFOLIO
           --------------------------------------         ---------------------------------------
             2001          2000            1999             2001            2000           1999
           -------       --------        --------         --------        --------       --------

           $   845       $  1,260        $   (102)        $     12        $      4       $   (109)
              (497)          (380)             (4)             662             741            107

              (221)        (2,051)            341             (726)             29             84
           -------       --------        --------         --------        --------       --------

               127         (1,171)            235              (52)            774             82
           -------       --------        --------         --------        --------       --------

                --             --              --               --             428              -

                14             22           8,914            2,283           6,133          5,969
             7,626         14,980           6,503           10,763           2,211         10,093
              (216)          (285)           (193)            (420)           (299)          (137)

            (2,731)        (3,203)            (30)          (1,758)           (112)             -
            (7,626)       (14,978)         (6,503)         (10,763)         (2,211)       (10,093)
           -------       --------        --------         --------        --------       --------

            (2,933)        (3,464)          8,691              105           6,150          5,832
           -------       --------        --------         --------        --------       --------

            (2,806)        (4,635)          8,926               53           6,924          5,914

            10,708         15,343           6,417           17,365          10,441          4,527
           -------       --------        --------         --------        --------       --------
           $ 7,902       $ 10,708        $ 15,343         $ 17,418        $ 17,365       $ 10,441
           =======       ========        ========         ========        ========       ========

                        See Notes to Financial Statements

                                      -15-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                                 LARGE CAP PORTFOLIO           LAZARD INTERNATIONAL STOCK PORTFOLIO
                                                          -----------------------------------   -----------------------------------
                                                            2001         2000         1999         2001         2000         1999
                                                          --------     --------     --------     --------     --------     --------

OPERATIONS:
  Net investment income (loss) .......................    $   (186)    $   (303)    $    (60)    $   (160)    $    177     $   (120)
  Realized gain (loss) ...............................      (1,527)       2,100        1,076          472          579           27
  Change in unrealized gain (loss)
    on investments ...................................      (3,340)      (6,622)       1,639       (5,028)      (3,291)       3,098
                                                          --------     --------     --------     --------     --------     --------

    Net increase (decrease) in net assets
      resulting from operations ......................      (5,053)      (4,825)       2,655       (4,716)      (2,535)       3,005
                                                          --------     --------     --------     --------     --------     --------

UNIT TRANSACTIONS:
  Participant premium payments .......................        --           --           --           --           --           --
  Participant transfers from other
    Travelers accounts ...............................       3,307        9,902       20,693         --           --         14,276
  Growth rate intra-fund transfers in ................      10,119       21,604         --          6,206         --          6,992
  Contract surrenders ................................        (826)        (593)        (194)        (283)        (253)        (193)
  Participant transfers to other
    Travelers accounts ...............................      (3,221)      (1,436)        --           --           --           --
  Growth rate intra-fund transfers out ...............     (10,119)     (21,604)        --         (6,206)        --         (6,992)
                                                          --------     --------     --------     --------     --------     --------

    Net increase (decrease) in net assets
      resulting from unit transactions ...............        (740)       7,873       20,499         (283)        (253)      14,083
                                                          --------     --------     --------     --------     --------     --------

      Net increase (decrease) in net assets ..........      (5,793)       3,048       23,154       (4,999)      (2,788)      17,088

NET ASSETS:
  Beginning of year ..................................      26,202       23,154         --         17,499       20,287        3,199
                                                          --------     --------     --------     --------     --------     --------
  End of year ........................................    $ 20,409     $ 26,202     $ 23,154     $ 12,500     $ 17,499     $ 20,287
                                                          ========     ========     ========     ========     ========     ========

                        See Notes to Financial Statements

                                      -16-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

           MFS EMERGING GROWTH PORTFOLIO                   TRAVELERS QUALITY BOND PORTFOLIO
       ---------------------------------------        -----------------------------------------
         2001             2000           1999            2001            2000            1999
       --------        --------       --------        ---------       ---------       ---------

       $   (152)       $   (217)      $   (144)       $   2,485       $   4,025       $  (1,176)
          2,621           1,126             55              332              11             515

         (8,823)         (5,250)         8,215            3,438           1,922             370
       --------        --------       --------        ---------       ---------       ---------

         (6,354)         (4,341)         8,126            6,255           5,958            (291)
       --------        --------       --------        ---------       ---------       ---------

              -               -              -               79             437               -

          1,328           1,843          3,384            6,255           1,542          36,590
         10,334               -         11,606           84,550           8,261          74,153
           (216)           (244)          (168)          (3,634)         (1,958)         (1,957)

              -               -              -              (22)            (13)            (14)
        (10,334)              -        (11,606)         (84,550)         (8,262)        (74,153)
       --------        --------       --------        ---------       ---------       ---------

          1,112           1,599          3,216            2,678               7          34,619
       --------        --------       --------        ---------       ---------       ---------

         (5,242)         (2,742)        11,342            8,933           5,965          34,328

         16,622          19,364          8,022          109,932         103,967          69,639
       --------        --------       --------        ---------       ---------       ---------
       $ 11,380        $ 16,622       $ 19,364        $ 118,865       $ 109,932       $ 103,967
       ========        ========       ========        =========       =========       =========

                        See Notes to Financial Statements

                                      -17-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                    ZERO COUPON BOND FUND PORTFOLIO SERIES 2005      ALLIANCE GROWTH PORTFOLIO
                                                    ------------------------------------------  -----------------------------------
                                                         2001          2000         1999           2001         2000        1999
                                                       ---------    ---------    ---------      ---------    ---------    ---------

OPERATIONS:
  Net investment income (loss) ....................... $       5    $     (83)   $    (330)     $    (979)   $  (1,248)   $    (586)
  Realized gain (loss) ...............................      --         (1,104)         (43)        12,679        9,290        4,917
  Change in unrealized gain (loss)
    on investments ...................................      --          1,625       (1,625)       (26,232)     (32,554)      20,816
                                                       ---------    ---------    ---------      ---------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations ......................         5          438       (1,998)       (14,532)     (24,512)      25,147
                                                       ---------    ---------    ---------      ---------    ---------    ---------

UNIT TRANSACTIONS:
  Participant premium payments .......................       118         --           --             --           --           --
  Participant transfers from other
    Travelers accounts ...............................      --           --         29,248          1,326       15,268       15,967
  Growth rate intra-fund transfers in ................      --           --           --           80,578         --         80,390
  Contract surrenders ................................        (3)        (201)        (636)        (2,425)      (1,674)      (1,586)
  Participant transfers to other
    Travelers accounts ...............................      --        (26,851)        --             --           --           --
  Growth rate intra-fund transfers out ...............      --           --           --          (80,578)        --        (80,390)
                                                       ---------    ---------    ---------      ---------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ...............       115      (27,052)      28,612         (1,099)      13,594       14,381
                                                       ---------    ---------    ---------      ---------    ---------    ---------

      Net increase (decrease) in net assets ..........       120      (26,614)      26,614        (15,631)     (10,918)      39,528

NET ASSETS:
  Beginning of year ..................................      --         26,614         --          100,434      111,352       71,824
                                                       ---------    ---------    ---------      ---------    ---------    ---------
   End of year ....................................... $     120    $    --      $  26,614      $  84,803    $ 100,434    $ 111,352
                                                       =========    =========    =========      =========    =========    =========

                        See Notes to Financial Statements

                                      -18

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

            MFS TOTAL RETURN PORTFOLIO                  PUTNAM DIVERSIFIED INCOME PORTFOLIO
      ----------------------------------------         ---------------------------------------
        2001           2000             1999             2001            2000           1999
      ---------      ---------       ---------         --------        --------       --------

      $   2,324      $   2,270       $   1,436         $    847        $  1,314       $    992
          5,408          4,684           7,239             (231)           (887)           (42)

         (9,854)        14,751          (6,901)            (226)           (686)        (1,004)
      ---------      ---------       ---------         --------        --------       --------

         (2,122)        21,705           1,774              390            (259)           (54)
      ---------      ---------       ---------         --------        --------       --------

            119            772              --               --              --              -

            199          3,109          47,023               80              86          9,408
         83,476         22,717          99,667            9,673           4,583         18,927
         (5,297)        (3,177)         (2,709)            (347)           (446)          (356)

         (3,223)        (2,815)            (70)          (1,447)         (8,318)           (20)
        (83,476)       (22,717)        (99,667)          (9,673)         (4,583)       (18,927)
      ---------      ---------       ---------         --------        --------       --------

         (8,202)        (2,111)         44,244           (1,714)         (8,678)         9,032
      ---------      ---------       ---------         --------        --------       --------

        (10,324)        19,594          46,018           (1,324)         (8,937)         8,978

        162,815        143,221          97,203           14,272          23,209         14,231
      ---------      ---------       ---------         --------        --------       --------

      $ 152,491      $ 162,815       $ 143,221         $ 12,948        $ 14,272       $ 23,209
      =========      =========       =========         ========        ========       ========

                        See Notes to Financial Statements

                                      -19-

THE TRAVELERS VARIABLE LIFE INSURANCE
                              SEPARATE ACCOUNT TWO

                 STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                                           COMBINED
                                              -----------------------------------
                                                  2001        2000        1999
                                              ---------    ---------    ---------

OPERATIONS:
  Net investment income (loss) ............   $   4,841    $   7,037    $    (616)
  Realized gain (loss) ....................      19,929       25,180       25,382
  Change in unrealized gain (loss)
    on investments ........................     (98,480)     (71,226)      74,476
                                              ---------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from operations ...........     (73,710)     (39,009)      99,242
                                              ---------    ---------    ---------

UNIT TRANSACTIONS:
  Participant premium payments ............         394       13,584      287,771
  Participant transfers from other
    Travelers accounts ....................      26,095       58,400      270,738
  Growth rate intra-fund transfers in .....     489,991      128,922      502,202
  Contract surrenders .....................     (21,513)     (15,055)     (13,979)
  Participant transfers to other
    Travelers accounts ....................     (26,123)     (58,547)    (280,175)
  Growth rate intra-fund transfers out ....    (489,991)    (128,922)    (502,202)
                                              ---------    ---------    ---------

    Net increase (decrease) in net assets
      resulting from unit transactions ....     (21,147)      (1,618)     264,355
                                              ---------    ---------    ---------
      Net increase (decrease) in net assets     (94,857)     (40,627)     363,597

NET ASSETS:
  Beginning of year .......................     808,904      849,531      485,934
                                              ---------    ---------    ---------
  End of year .............................   $ 714,047    $ 808,904    $ 849,531
                                              =========    =========    =========

                        See Notes to Financial Statements

                                      -20-

NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    The  Travelers  Variable  Life  Insurance  Separate  Account Two  ("Separate
    Account  Two") is a  separate  account  of The  Travelers  Life and  Annuity
    Company  ("Travelers  Life"),  a wholly owned  subsidiary  of The  Travelers
    Insurance Company ("The Travelers"),  an indirect wholly owned subsidiary of
    Citigroup Inc., and is available for funding certain variable life insurance contracts issued by Travelers Life. Separate Account Two is registered under the Investment Company Act of 1940, as amended,  as a unit investment trust.
    Separate Account Two is comprised of the Portfolio Architect Life product.

    Participant premium payments applied to Separate Account Two are invested in one or more sub-accounts in accordance with the selection made by the owner.
    As of December 31, 2001, the  investments  comprising  Separate  Account Two were:
        Capital Appreciation Fund,  Massachusetts  business trust,  affiliate of
          The Travelers
        Money Market  Portfolio,  Massachusetts  business  trust,
          affiliate of The  Travelers
        The  Travelers  Series Trust,  Massachusetts
          business trust, affiliate of The Travelers
            Disciplined Mid Cap Stock Portfolio
            Equity Income  Portfolio
            Federated High Yield  Portfolio
            Federated  Stock  Portfolio
            Large Cap Portfolio
            Lazard  International  Stock  Portfolio
            MFS Emerging  Growth  Portfolio
            Travelers Quality Bond Portfolio
            Zero Coupon Bond Fund Portfolio Series 2005
        Travelers Series Fund Inc.,  Maryland  business trust,  affiliate of The
        Travelers
            Alliance Growth Portfolio
            MFS Total Return Portfolio
            Putnam Diversified Income Portfolio

    Not all funds may be available in all states or to all contract owners

    The following is a summary of significant  accounting policies  consistently followed  by  Separate  Account  Two in  the  preparation  of its  financial statements.

    SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

    SECURITY TRANSACTIONS.  Security transactions are accounted for on the trade date.  Income from  dividends  and realized gain (loss)  distributions,  are recorded on the  ex-distribution  date.  In 2001,  net  dividend  income and
    realized  gain  (loss)   distributions  were  disclosed  separately  as  net
    investment  income and realized  gain (loss) on the  Statement of Changes in
    Net Assets.  Prior year  information has been  reclassified  for comparative purposes.

    FEDERAL INCOME TAXES.  The operations of Separate Account Two form a part of the  total  operations  of  Travelers  Life  and are not  taxed  separately.
    Travelers  Life is taxed as a life  insurance  company  under  the  Internal
    Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment  income of Separate  Account
    Two. Separate Account Two is not taxed as a "regulated  investment  company"
    under Subchapter M of the Code.

    FINANCIAL  HIGHLIGHTS.  In 2001,  Separate Account Two adopted the financial highlights  disclosure  recommended  by the AICPA Audit Guide for Investment
    Companies. It is comprised of the units, unit values, net assets, investment income ratio, expense ratios and total returns for each sub-account. As each
    sub-account  offers  multiple  contract  charges,   certain  information  is
    provided in the form of a range. In certain instances, the range information may reflect  varying  time periods if assets did not exist with all contract charge options of the sub-account for the entire year.

    OTHER. The preparation of financial statements in conformity with accounting principles  generally  accepted  in the United  States of  America  requires management  to make  estimates  and  assumptions  that  affect the  reported amounts of assets and  liabilities  and disclosure of contingent  assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting  period.  Actual results could differ from those estimates.

                                      -21-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

2. INVESTMENTS

     The aggregate  costs of purchases  and proceeds  from sales of  investments were $64,132 and  $56,554,  respectively,  for the year ended  December 31,
     2001.  Realized gains and losses from investment  transactions are reported on an average cost basis.  The cost of  investments  in eligible  funds was
     $783,476  at December  31,  2001.  Gross  unrealized  appreciation  for all investments at December 31, 2001 was $6,718. Gross unrealized  depreciation for all investments at December 31, 2001 was $76,092.

3.  CONTRACT CHARGES

     Insurance  charges are paid for the  mortality and expense risks assumed by
     Travelers Life.  Each business day,  Travelers Life deducts a mortality and expense risk charge which is reflected in the  calculation  of unit values.
     This charge equals,  on an annual basis,  0.90% (Price 1 in Note 5) and for any contract year that follows a contract  year in which the  participant's average net fund growth rate (as  described in the  prospectus)  is 6.5% or greater, these charges will be reduced to 0.75% (Price 2 in Note 5), of the amounts held in each funding option.

     Administrative fees are paid for administrative  expenses. This fee is also deducted each business day and reflected in the calculation of unit values.
     This charge equals,  on an annual basis,  0.40% of the amounts held in each funding option.

     For  contracts in the  accumulation  phase with a contract  value less than
     $25,000,  a monthly charge of $5 (prorated for partial periods) is deducted from  participant  account  balances  and paid to  Travelers  Life to cover administrative charges.

     Travelers  Life receives  contingent  surrender  charges on full or partial
     contract  surrenders.   Such  charges  are  computed  by  applying  various
     percentages to premiums and/or stated contract amounts (as described in the prospectus).  Travelers Life received no contingent  surrender  charges for the years ended December 31, 2001 and 2000.

                                      -22-

NOTES TO FINANCIAL STATEMENTS - continued

4. NET CONTRACT OWNERS' EQUITY

                                                        DECEMBER 31, 2001
                                             -----------------------------------
                                                           UNIT         NET
                                               UNITS       VALUE       ASSETS
                                             ---------  ----------  ------------
Capital Appreciation Fund
  Price 1 ...................................   92,228   $   1.074   $   99,094
  Price 2 ...................................       86       1.080           93

Money Market Portfolio
  Price 1 ...................................   37,050       1.135       42,042
  Price 2 ...................................       --       1.141           --

The Travelers Series Trust
  Disciplined Mid Cap Stock Portfolio
    Price 1 .................................    8,228       1.549       12,744
    Price 2 .................................       --       1.556           --
  Equity Income Portfolio
    Price 1 .................................  115,033       1.053      121,162
    Price 2 .................................       72       1.059           76
  Federated High Yield Portfolio
    Price 1 .................................    8,673       0.911        7,902
    Price 2 .................................       --       0.916           --
  Federated Stock Portfolio
    Price 1 .................................   14,825       1.175       17,418
    Price 2 .................................       --       1.181           --
  Large Cap Portfolio
    Price 1 .................................   26,308       0.776       20,409
    Price 2 .................................       --       0.779           --
  Lazard International Stock Portfolio
    Price 1 .................................   16,638       0.751       12,500
    Price 2 .................................       --       0.755           --
  MFS Emerging Growth Portfolio
    Price 1 .................................   10,284       1.107       11,380
    Price 2 .................................       --       1.112           --
  Travelers Quality Bond Portfolio
    Price 1 .................................  102,066       1.165      118,865
    Price 2 .................................       --       1.171           --
  Zero Coupon Bond Fund Portfolio Series 2005
    Price 1 .................................      110       1.080          120
    Price 2 .................................       --       1.084           --

Travelers Series Fund Inc.
  Alliance Growth Portfolio
    Price 1 .................................   84,538       1.003       84,803
    Price 2 .................................       --       1.009           --
  MFS Total Return Portfolio
    Price 1 .................................  128,468       1.187      152,491
    Price 2 .................................       --       1.193           --
  Putnam Diversified Income Portfolio
    Price 1 .................................   13,202       0.979       12,923
    Price 2 .................................       26       0.984           25
                                                                     ----------

  Net Contract Owners' Equity ...............                        $  714,047
                                                                     ==========

                                        -23-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

5. STATEMENT OF INVESTMENTS                                                   FOR THE YEAR ENDED DECEMBER 31, 2001
                                                                 -----------------------------------------------------------

INVESTMENTS                                                        NO. OF         MARKET          COST OF         PROCEEDS
                                                                   SHARES         VALUE          PURCHASES       FROM SALES
                                                                 ----------     -----------      ----------      -----------

CAPITAL APPRECIATION FUND (13.9%)
     Total (Cost $116,802)                                            1,645     $    99,197      $    3,217       $    6,246
                                                                 ----------     -----------      ----------       ----------
MONEY MARKET PORTFOLIO (5.9%)
     Total (Cost $42,024)                                            42,024          42,024           1,711            6,649
                                                                 ----------     -----------      ----------       ----------
THE TRAVELERS SERIES TRUST (45.2%)
     Disciplined Mid Cap Stock Portfolio (Cost $12,029)                 827          12,745           4,668            2,011
     Equity Income Portfolio (Cost $122,598)                          8,089         121,252           6,167           10,240
     Federated High Yield Portfolio (Cost $10,181)                      924           7,903             959            3,049
     Federated Stock Portfolio (Cost $17,734)                         1,131          17,420           3,280            2,397
     Large Cap Portfolio (Cost $28,734)                               1,477          20,412           3,308            4,225
     Lazard International Stock Portfolio (Cost $17,392)              1,344          12,501             595              472
     MFS Emerging Growth Portfolio (Cost $16,447)                     1,034          11,381           3,991              340
     Travelers Quality Bond Portfolio (Cost $112,876)                10,437         118,878          10,201            5,065
     Zero Coupon Bond Fund Portfolio Series 2005 (Cost $120)             10             120             123                8
                                                                 ----------     -----------      ----------       ----------
          Total (Cost $338,111)                                      25,273         322,612          33,292           27,807
                                                                 ----------     -----------      ----------       ----------

TRAVELERS SERIES FUND INC. (35.0%)
     Alliance Growth Portfolio (Cost $118,153)                        4,597          84,812          15,081            3,585
     MFS Total Return Portfolio (Cost $153,378)                       9,143         152,507           9,802           10,356
     Putnam Diversified Income Portfolio (Cost $15,008)               1,291          12,950           1,029            1,911
                                                                 ----------     -----------      ----------       ----------
     Total (Cost $286,539)                                           15,031         250,269          25,912           15,852
                                                                 ----------     -----------      ----------       ----------

     TOTAL INVESTMENTS (100%)
          (COST $783,476)                                                       $   714,102      $   64,132       $   56,554
                                                                                ===========      ==========       ==========

                                      -24-

NOTES TO FINANCIAL STATEMENTS - continued

6. FINANCIAL HIGHLIGHTS

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2001
                                      ----------------------------------------------------------------------------------------------
                                        UNITS       UNIT VALUE     NET ASSETS   INVESTMENT     EXPENSE RATIO       TOTAL RETURN
                                       (000S)   LOWEST TO HIGHEST    (000S)    INCOME RATIO  LOWEST TO HIGHEST   LOWEST TO HIGHEST*
                                      --------  -----------------  ----------  ------------  ----------------- ---------------------

CAPITAL APPRECIATION FUND                 92    $ 1.074 to 1.080    $     99       0.47%      1.15% to 1.30%   (27.09%) to (26.93%)

MONEY MARKET PORTFOLIO                    37              $1.135          42       3.76%               1.30%                 2.44%

THE TRAVELERS SERIES TRUST
  Disciplined Mid Cap Stock Portfolio      8              $1.549          13       0.26%               1.30%                (5.26%)
  Equity Income Portfolio                115    $ 1.053 to 1.059         121       1.02%      1.15% to 1.30%     (7.87%) to (7.67%)
  Federated High Yield Portfolio           9              $0.911           8      10.57%               1.30%                 0.55%
  Federated Stock Portfolio               15              $1.175          17       1.32%               1.30%                 0.34%
  Large Cap Portfolio                     26              $0.776          20       0.44%               1.30%               (18.40%)
  Lazard International Stock Portfolio    17              $0.751          13       0.16%               1.30%               (27.16%)
  MFS Emerging Growth Portfolio           10              $1.107          11         --                1.30%               (36.99%)
  Travelers Quality Bond Portfolio       102              $1.165         119       3.40%               1.30%                 5.81%
  Zero Coupon Bond Fund Portfolio
     Series 2005                           +              $1.080           +       6.95%               1.30%                 5.06%

TRAVELERS SERIES FUND INC.
  Alliance Growth Portfolio               85              $1.003          85       0.20%               1.30%               (14.49%)
  MFS Total Return Portfolio             128              $1.187         152       2.75%               1.30%                (1.33%)
  Putnam Diversified Income Portfolio     13    $ 0.979 to 0.984          13       7.52%      1.15% to 1.30%        2.94% to 3.04%

    * Total return  lowest and highest range  displayed is  calculated  from the beginning  of the fiscal year to the end of the fiscal year except where a unit value inception date occurred during the course of the current fiscal year.  In  this  case,  the  inception  date  unit  value  is  used in the computation.

    + Less than 1,000

                                      -25-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

7. SCHEDULE OF UNITS FOR SEPARATE ACCOUNT TWO
   FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

                                           CAPITAL APPRECIATION FUND             MONEY MARKET PORTFOLIO
                                      ---------------------------------   ---------------------------------
                                         2001        2000        1999        2001        2000        1999
                                      ---------   ---------   ---------   ---------   ---------   ---------

Units beginning of year ............     94,038      90,030      70,706      42,453      45,391      38,834
Units purchased and transferred
  from other Travelers accounts ....     78,292      20,030      93,006          --      10,552     286,115
Units redeemed and transferred to
  other Travelers accounts .........    (80,016)    (16,022)    (73,682)     (5,403)    (13,490)   (279,558)
                                      ---------   ---------   ---------   ---------   ---------   ---------
Units end of year ..................     92,314      94,038      90,030      37,050      42,453      45,391
                                      =========   =========   =========   =========   =========   =========

                                      DISCIPLINED MID CAP STOCK PORTFOLIO      EQUITY INCOME PORTFOLIO
                                      ----------------------------------- ---------------------------------
                                         2001        2000        1999        2001        2000        1999
                                      ---------   ---------   ---------   ---------   ---------   ---------

Units beginning of year ............      6,753       4,895       2,241     118,776     118,040      77,444
Units purchased and transferred
  from other Travelers accounts ....      7,491       1,929       7,208      81,154      29,475     119,476
Units redeemed and transferred to
  other Travelers accounts .........     (6,016)        (71)     (4,554)    (84,825)    (28,739)    (78,880)
                                      ---------   ---------   ---------   ---------   ---------   ---------
Units end of year ..................      8,228       6,753       4,895     115,105     118,776     118,040
                                      =========   =========   =========   =========   =========   =========

                                        FEDERATED HIGH YIELD PORTFOLIO       FEDERATED STOCK PORTFOLIO
                                      ---------------------------------   ---------------------------------
                                         2001        2000        1999        2001        2000        1999
                                      ---------   ---------   ---------   ---------   ---------   ---------

Units beginning of year ............     11,794      15,348       6,538      14,800       9,115       4,118
Units purchased and transferred
  from other Travelers accounts ....      8,752      15,183      15,486      10,889       8,013      13,500
Units redeemed and transferred to
  other Travelers accounts .........    (11,873)    (18,737)     (6,676)    (10,864)     (2,328)     (8,503)
                                      ---------   ---------   ---------   ---------   ---------   ---------
Units end of year ..................      8,673      11,794      15,348      14,825      14,800       9,115
                                      =========   =========   =========   =========   =========   =========

                                            LARGE CAP PORTFOLIO           LAZARD INTERNATIONAL STOCK PORTFOLIO
                                      ---------------------------------   ------------------------------------
                                         2001        2000        1999          2001        2000        1999
                                      ---------   ---------   ---------     ---------   ---------    --------

Units beginning of year ............     27,521      20,557          --        16,940      17,178       3,257
Units purchased and transferred
  from other Travelers accounts ....     18,309      28,028      20,751         7,315          --      20,936
Units redeemed and transferred to
  other Travelers accounts .........    (19,522)    (21,064)       (194)       (7,617)       (238)     (7,015)
                                      ---------   ---------   ---------     ---------   ---------   ---------
Units end of year ..................     26,308      27,521      20,557        16,638      16,940      17,178
                                      =========   =========   =========     =========   =========   =========

                                      -26-

NOTES TO FINANCIAL STATEMENTS - CONTINUED

7. SCHEDULE OF UNITS FOR SEPARATE ACCOUNT TWO
   FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999 (CONTINUED)

                                             MFS EMERGING GROWTH PORTFOLIO           TRAVELERS QUALITY BOND PORTFOLIO
                                        ---------------------------------------     ---------------------------------
                                           2001            2000           1999          2001        2000        1999
                                           ----            ----           ----          ----        ----        ----

Units beginning of year ............       9,431           8,671          6,281        99,543      99,519      66,624
Units purchased and transferred
  from other Travelers accounts ....       9,536             877         10,843        79,130       9,580     106,180
Units redeemed and transferred to
  other Travelers accounts .........      (8,683)           (117)        (8,453)      (76,607)     (9,556)    (73,285)
                                        --------       ---------      ---------     ---------    --------    --------
Units end of year ..................      10,284           9,431          8,671       102,066      99,543      99,519
                                        ========       =========      =========     =========    ========    ========

                                                 ZERO COUPON BOND FUND
                                                 PORTFOLIO SERIES 2005                  ALLIANCE GROWTH PORTFOLIO
                                        ---------------------------------------     ---------------------------------
                                          2001            2000           1999          2001        2000         1999
                                          ----            ----           ----          ----        ----         ----

Units beginning of year ............          --          28,578             --        85,370      76,471      64,526
Units purchased and transferred
  from other Travelers accounts ....         113              --         29,248        68,368      10,137      81,662
Units redeemed and transferred to
  other Travelers accounts .........          (3)        (28,578)          (670)      (69,200)     (1,238)    (69,717)
                                        --------       ---------      ---------     ---------    --------    --------
Units end of year ..................         110              --         28,578        84,538      85,370      76,471
                                        ========       =========      =========     =========    ========    ========

                                                                                        PUTNAM DIVERSIFIED INCOME
                                               MFS TOTAL RETURN PORTFOLIO                       PORTFOLIO
                                        ----------------------------------------    ---------------------------------
                                           2001            2000           1999          2001        2000        1999
                                           ----            ----           ----          ----        ----        ----

Units beginning of year ............     135,138         136,914         94,284        14,964      23,943      14,678
Units purchased and transferred
  from other Travelers accounts ....      68,979          24,669        139,557        10,151       4,798      29,292
Units redeemed and transferred to
  other Travelers accounts .........     (75,649)        (26,445)       (96,927)      (11,887)    (13,777)    (20,027)
                                        --------       ---------      ---------     ---------    --------    --------
Units end of year ..................     128,468         135,138        136,915        13,228      14,964      23,943
                                        ========       =========      =========     =========    ========    ========

                                                         COMBINED
                                        ----------------------------------------
                                           2001            2000           1999
                                           ----            ----           ----

Units beginning of year ............     677,521         694,650        449,531
Units purchased and transferred
  from other Travelers accounts ....     448,479         163,271        973,260
Units redeemed and transferred to
  other Travelers accounts .........    (468,165)       (180,400)      (728,141)
                                        --------       ---------      ---------
Units end of year ..................     657,835         677,521        694,650
                                        ========       =========      =========

                                      -27-

INDEPENDENT AUDITORS' REPORT

The Board of Directors of The Travelers Life and Annuity Company and
Owners of Variable Life Insurance Contracts of The Travelers Variable Life
Insurance Separate Account Two:

We have  audited the  accompanying  statement of assets and  liabilities  of The
Travelers  Variable  Life  Insurance  Separate  Account  Two  (comprised  of the sub-accounts  listed  in note 1 to  financial  statements)  (collectively,  "the
Account") as of December 31, 2001,  and the related  statement of operations and the  statement of changes in net assets for each of the years in the  three-year period then ended, and the financial  highlights for the year then ended.  These financial  statements  and financial  highlights are the  responsibility  of the
Account's  management.  Our  responsibility  is to  express  an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audit to obtain  reasonable  assurance  about  whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  Our procedures included confirmation of shares owned as of December
31, 2001, by  correspondence  with the underlying  funds. An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements and financial  highlights referred to above present fairly, in all material  respects,  the financial  position of the
Account as of December 31, 2001,  the results of its  operations and the changes in its net assets for each of the years in the three-year period then ended, and the financial  highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                  /s/ KPMG LLP

Hartford, Connecticut
March 15, 2002

                                      -28-

INDEPENDENT AUDITORS
                                    KPMG LLP
                              Hartford, Connecticut

This report is prepared for the general  information  of contract  owners and is not an offer of units of The Travelers  Variable Life Insurance Separate Account
Two or shares of Separate Account Two's underlying  funds. It should not be used in connection  with any offer except in conjunction  with the Prospectus for The
Travelers Variable Life Insurance Separate Account Two product(s) offered by The
Travelers  Life and Annuity  Company  and the  Prospectuses  for the  underlying funds,  which  collectively  contain all  pertinent  information,  including the applicable sales commissions.

SEP2 (Annual) (12-01) Printed in U.S.A.

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Insurance Company:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
     Note 16, which is as of February 27, 2002

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
($ in millions)

For the Year Ended December 31,	2001	2000	1999

REVENUES
Premiums	$2,102	$1,966	$1,728
Net investment income	2,831	2,730	2,506
Realized investment gains (losses)	125	(77)	113
Fee income	537	505	432
Other revenues	107	130	89

Total Revenues	5,702	5,254	4,868

BENEFITS AND EXPENSES
Current and future insurance benefits	1,862	1,752	1,505
Interest credited to contractholders	1,179	1,038	937
Amortization of deferred acquisition costs	379	347	315
General and administrative expenses	371	463	519

Total Benefits and Expenses	3,791	3,600	3,276

Income from operations before federal income taxes and cumulative effects of changes in accounting principles	1,911	1,654	1,592
Federal income taxes
Current	471	462	409
Deferred	159	89	136

Total Federal Income Taxes	630	551	545

Income before cumulative effects of changes in accounting principles	1,281	1,103	1,047
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(6)	—	—
Cumulative effect of change in accounting for securitized financial assets, net of tax	(3)	—	—

Net income	$1,272	$1,103	$1,047

See Notes to Consolidated Financial Statements.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
($ in millions)

At December 31,	2001	2000

ASSETS
Fixed maturities, available for sale at fair value (including $2,309 and $1,494 subject to securities lending agreements)	$32,072	$26,812
Equity securities, at fair value	472	592
Mortgage loans	1,995	2,187
Real estate held for sale	55	31
Policy loans	1,208	1,249
Short-term securities	3,053	2,136
Trading securities, at fair value	1,880	1,870
Other invested assets	2,485	2,356

Total Investments	43,220	37,233

Cash	146	150
Investment income accrued	487	442
Premium balances receivable	137	97
Reinsurance recoverables	4,163	3,977
Deferred acquisition costs	3,461	2,989
Separate and variable accounts	24,837	24,006
Other assets	1,415	1,399

Total Assets	$77,866	$70,293

LIABILITIES
Contractholder funds	$22,810	$19,394
Future policy benefits and claims	14,221	13,300
Separate and variable accounts	24,837	23,994
Deferred federal income taxes	409	284
Trading securities sold not yet purchased, at fair value	891	1,109
Other liabilities	5,513	3,818

Total Liabilities	$68,681	$61,899

SHAREHOLDER’S EQUITY
Common stock, par value $2.50; 40 million shares authorized, issued and outstanding	100	100
Additional paid-in capital	3,869	3,848
Retained earnings	5,142	4,342
Accumulated other changes in equity from nonowner sources	74	104

Total Shareholder’s Equity	9,185	8,394

Total Liabilities and Shareholder’s Equity	$77,866	$70,293

See Notes to Consolidated Financial Statements.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND
ACCUMULATED OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES
($ in millions)

For the Year Ended December 31,	2001	2000	1999

Statements of Changes in Retained Earnings
Balance, beginning of year	$4,342	$4,099	$3,602
Net income	1,272	1,103	1,047
Dividends to parent	472	860	550

Balance, end of year	$5,142	$4,342	$4,099

Statements of Accumulated Other Changes In Equity From Nonowner Sources
Balance, beginning of year	$104	$(398)	$598
Cumulative effect of accounting for derivative instruments and hedging activities, net of tax	(29)	0	0
Unrealized gains (losses), net of tax	68	501	(996)
Foreign currency translation, net of tax	(5)	1	0
Derivative instrument hedging activity losses, net of tax	(64)	0	0

Balance, end of year	$74	$104	$(398)

Summary of Changes in Equity
From Nonowner Sources
Net Income	$1,272	$1,103	$1,047
Other changes in equity from nonowner sources	(30)	502	(996)

Total changes in equity from nonowner sources	$1,242	$1,605	$51

See Notes to Consolidated Financial Statements.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
Increase (Decrease) in Cash
($ in millions)

	For the Year Ended December 31,

	2001	2000	1999

Cash Flows from Operating Activities
Premiums collected	$2,109	$1,986	$1,715
Net investment income received	2,430	2,489	2,365
Other revenues received	867	865	537
Benefits and claims paid	(1,176)	(1,193)	(1,094)
Interest credited to contractholders	(1,159)	(1,046)	(958)
Operating expenses paid	(1,000)	(970)	(1,013)
Income taxes paid	(472)	(490)	(393)
Trading account investments purchases, net	(92)	(143)	(80)
Other	(227)	(258)	(104)

Net Cash Provided by Operating Activities	1,280	1,240	975

Cash Flows from Investing Activities
Proceeds from maturities of investments
Fixed maturities	3,706	4,257	4,103
Mortgage loans	455	380	662
Proceeds from sales of investments
Fixed maturities	14,110	10,840	12,562
Equity securities	112	397	100
Real estate held for sale	6	244	219
Purchases of investments
Fixed maturities	(22,556)	(17,836)	(18,129)
Equity securities	(50)	(7)	(309)
Mortgage loans	(287)	(264)	(470)
Policy loans, net	41	9	599
Short-term securities (purchases) sales, net	(914)	(810)	316
Other investments (purchases), sales, net	103	(461)	(413)
Securities transactions in course of settlement, net	1,086	944	(463)

Net Cash Used in Investing Activities	(4,188)	(2,307)	(1,223)

Cash Flows from Financing Activities
Contractholder fund deposits	8,308	6,022	5,764
Contractholder fund withdrawals	(4,932)	(4,030)	(4,946)
Dividends to parent company	(472)	(860)	(550)
Net Cash Provided by Financing Activities	2,904	1,132	268

Net increase (decrease) in cash	(4)	65	20
Cash at December 31, previous year	150	85	65

Cash at December 31, current year	$146	$150	$85

See Notes to Consolidated Financial Statements.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

Basis of Presentation

At December 31, 2001 and 2000, The Travelers Insurance Company (TIC, together with its subsidiaries, the Company), was a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), a diversified holding company whose businesses provide a broad range of financial services to consumer and corporate customers around the world. On February 4, 2002, TIGI changed its name to Travelers Property Casualty Corp. (TPC). The consolidated financial statements include the accounts of the Company and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance entities of the Company are TIC and its subsidiaries, The Travelers Life and Annuity Company (TLAC), Primerica Life Insurance Company (Primerica Life), and its subsidiaries, Primerica Life Insurance Company of Canada, CitiLife Financial Limited (CitiLife) and National Benefit Life Insurance Company (NBL). Significant intercompan y transactions and balances have been eliminated. See Note 16.

The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2001 presentation.

Accounting Changes

Accounting for Derivative Instruments and Hedging Activities

Effective January 1, 2001, the Company adopted the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation.

As a result of adopting FAS 133, the Company recorded a charge of $6 million after tax, reflected as a cumulative catch-up adjustment in the consolidated statement of income and a charge of $29 million after tax, reflected as a cumulative catch-up adjustment in the accumulated other changes in equity from nonowner sources section of shareholder’s equity. During the twelve months ending December 31, 2001, the Company reclassified from accumulated other changes in equity from nonowner sources into net investment income $35 million of losses related to derivatives that were designated as cash flow hedges at transition.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In April 2001, the Company adopted the FASB Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and impairment on certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. As a result of adopting EITF 99-20, the Company recorded a charge of $3 million after tax, reflected as a cumulative catch-up adjustment in the consolidated statement of income. The implementation of this EITF did not have a significant impact on results of operations, financial condition or liquidity.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125” (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (FAS 125) are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. FAS 140 also amends the accounting for collateral and requires n ew disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The adoption of FAS 140 did not have a significant effect on the Company’s results of operations, financial condition or liquidity. See Note 4.

Accounting Standards Not Yet Adopted

Business Combinations, Goodwill and Other Intangible Assets

In July 2001, the FASB issued Statements of Financial Accounting Standards No. 141, “Business Combinations” (FAS 141) and No. 142, “Goodwill and Other Intangible Assets” (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with an indefinite useful life created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have an indefinite useful life will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. The Company will apply the new rules on accounting for goodwill and other intangible assets in the first quarter of 2002 and for purchase business combinations consummated a fter June 30, 2001.

Upon adoption, the Company will stop amortizing goodwill and indefinite-lived intangible assets. Based on the current levels of these assets, this would reduce general and administrative expenses and increase net income by approximately $11 million in 2002. In addition, the Company has performed the transitional impairment tests using the fair value approach required by the new standard. Based upon these tests, the Company does not anticipate impairing goodwill or other intangible assets as of January 1, 2002.

Asset Retirement Obligations

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (FAS 143). FAS 143 changes the measurement of an asset retirement obligation from a cost-accumulation approach to a fair value approach, where the fair value (discounted value) of an asset retirement obligation is recognized as a liability in the period in which it is incurred and accretion expense is recognized using the credit-adjusted risk-free interest rate in effect when the liability was initially recognized. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently amortized into expense. The pre-FAS 143 prescribed practice of reporting a retirement obligation as a contra-asset will no longer be allowed. The Company is in the process of assessing the impact of the new standard that will take effect on January 1, 2003.

Impairment or Disposal of Long-Lived Assets

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell. Depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and used until disposed of. Accordingly, discontinued operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur.

The Company will adopt FAS 144 effective January 1, 2002. The provisions of the new standard are generally to be applied prospectively and are not expected to significantly affect the Company’s results of operations, financial condition or liquidity.

Accounting Policies

Investments

Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment.

Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities, including instruments subject to securities lending agreements (see Note 4), are classified as “available for sale” and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder’s equity.

Equity securities, which include common and non-redeemable preferred stocks, are classified as “available for sale” and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder’s equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 2001 and 2000.

Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 2001 and 2000.

Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. Undistributed income is reported in net investment income. Also included in other invested assets is an investment in Citigroup Preferred Stock. See Note 13.

Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received. Investments in default at December 31, 2001 and 2000 were insignificant.

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, currency swaps, equity swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company, through Tribeca Investments LLC, a subsidiary that is a broker-dealer, holds and issues derivative instruments for trading purposes. (See Note 11 for a more detailed description of the Company’s derivative use.) Derivative financial instruments in a gain position are reported in the consolidated balance sheet in other invested assets while derivative financial instruments in a loss position are reported in the consolidated balance sheet in other liabilities.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains (losses), together with changes in the fair value of the related hedged item. The Company’s fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder’s equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains (losses). The Company’s cash flow hedges primarily include hedges of foreign denominated funding agreements and floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any forward premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder’s equity. The ineffective portion is reflected in realized investment gains (losses).

Derivatives that are used to hedge instruments that are carried at fair value, or do not qualify as hedges under the new rules, are also carried at fair value with changes in value reflected in realized investment gains (losses).

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any excess gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains (losses).

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder’s equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains (losses).

Financial instruments with embedded derivatives:

The Company bifurcates an embedded derivative where a.) the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, b.) the entire instrument would not otherwise be remeasured at fair value and c.) a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses). Derivatives embedded in convertible debt securities are classified in the consolidated balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses) consistent with the hedge instrument. Derivatives embedded in variable annuity contracts are classified in the consolidated balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistent with the risk management strategy as follows. Derivatives used for hedging purposes were generally accounted for using hedge accounting. Changes in value of the derivatives which were expected to substantially offset the changes in value of the hedged items qualified for hedge accounting. Hedges were monitored to ensure that there was a high correlation between the derivative instrument and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the consolidated statement of income as realized gains (losses).

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity. Interest rate and currency swaps hedging liabilities were treated as off-balance sheet instruments. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investment gains (losses). Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investment gains (losses) and any forward premium or discount was recognized in net investment income over the life of the contract. Gains and losses from forward contracts hedging foreign operations were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity.

Investment Gains and Losses

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Other-than-temporary declines in fair value of investments are included in realized investment gains and losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

Deferred Acquisition Costs

Costs of acquiring individual life insurance and annuities, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums. Universal life costs are amortized in relation to estimated gross profits, and annuity contracts employ a level yield method. For life insurance, a 15 to 20-year amortization period is used, and a 7 to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

Value of Insurance in Force

The value of insurance in force is an asset that was recorded at the time of acquisition of the Company by Citigroup’s predecessor. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2001 and 2000 was $144 million and $170 million, respectively.

Separate and Variable Accounts

Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value.

Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

Goodwill and Intangible Assets

Goodwill and intangible assets are included in other assets. Prior to the adoption of FASB Statements of Financial Accounting Standards No. 141 “Business Combinations” (FAS 141) and No. 142 “Goodwill and Other Intangible Assets” (FAS 142), which will be applied to goodwill and intangible assets in the first quarter of 2002, goodwill is being amortized on a straight-line basis principally over a 40-year period. The carrying amount of $336 million and $334 million of goodwill and other intangible assets at December 31, 2001 and 2000, respectively, is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. If it is determined that goodwill and other intangible assets are unlikely to be recovered, impairment is recognized on a discounted cash flow basis.

Upon adoption of FAS 141 and FAS 142, the Company will stop amortizing goodwill and intangible assets deemed to have an infinite useful life. Instead, these assets will be subject to an annual review for impairment. Other intangible assets that are not deemed to have an indefinite useful life will continue to be amortized over their useful lives. See Note 1, Summary of Significant Accounting Policies, Accounting Standards Not Yet Adopted.

Contractholder Funds

Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 1.9% to 14.0%.

Future Policy Benefits

Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 8.1%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

Guaranty Fund and Other Insurance Related Assessments

Included in Other Liabilities is the Company’s estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company’s share of premium written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2001 and 2000, the Company had a liability of $22.3 million and $22.5 million, respectively, for guaranty fund assessments and a related premium tax offset recoverable of $4.3 million and $3.4 million, respectively. The assessments are expected to be paid over a period of 3 to 5 years and the premium tax offsets are expected to be realized over a period of 10 to 15 years.

Permitted Statutory Accounting Practices

The Company’s insurance subsidiaries, domiciled principally in Connecticut and Massachusetts, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

Premiums

Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

Fee Income

Fee income includes mortality, administrative and equity protection charges, as well as universal life and variable annuity separate account management fees.

Other Revenues

Other revenues include surrender, penalties and other charges related to annuity and universal life contracts. Also included are revenues of non-insurance subsidiaries and amortization of deferred income.

Current and Future Insurance Benefits

Current and future insurance benefits represent charges for mortality and morbidity related to fixed annuities, universal life, term life and health insurance benefits.

Interest Credited to Contractholders

Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.

Federal Income Taxes

The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

Stock-Based Compensation

The Company accounts for the stock-based compensation plans using the accounting method prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), and has included in the Notes to Consolidated Financial Statements the pro forma disclosures required by Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (FAS 123). See Note 13. The Company accounts for its stock-based non-employee compensation plans at fair value.

2.   BUSINESS DISPOSITION

Effective July 1, 2000, the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. The proceeds were $410 million, resulting in a deferred gain of approximately $150 million after-tax. The deferred gain will be amortized in relation to anticipated premiums. After-tax amortization amounted to $21 million and $5 million in

2001 and 2000, respectively. Earned premiums were $25 million, $138 million and $230 million in 2001, 2000 and 1999, respectively.

3.   OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

Travelers Life & Annuity (TLA) core offerings include individual annuity, individual life, corporate owned life insurance (COLI) and group annuity insurance products distributed by TIC and TLAC principally under the Travelers name. Among the range of individual products offered are fixed and variable deferred annuities, payout annuities and term, universal and variable life insurance. The COLI product is a variable universal life product distributed through independent specialty brokers. The group products include institutional pensions, including guaranteed investment contracts (GICs), payout annuities, group annuities sold to employer-sponsored retirement and savings plans and structured finance transactions. The majority of the annuity business and a substantial portion of the life business written by TLA are accounted for as investment contracts, with the result that the deposits collected are reported as liabilities and are not included in revenues.

The Primerica Life Insurance business segment consolidates primarily the business of Primerica Life, Primerica Life Insurance Company of Canada, CitiLife and NBL. The Primerica Life Insurance business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 96,000 full and part-time licensed Personal Financial Analysts.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume. The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, and deferred tax assets, were not material.

Business Segment Information:

At and for the year EndedDecember 31, 2001($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$957	$1,145	$2,102
Deposits	13,067	—	13,067

Total business volume	$14,024	$1,145	$15,169
Net investment income	2,530	301	2,831
Interest credited to contractholders	1,179	-	1,179
Amortization of deferred acquisition costs	171	208	379
Total expenditures for deferred acquisition costs	553	298	851
Federal income taxes (FIT) on Operating Income	377	209	586
Operating Income (excludes realized gains or losses and the related FIT)	$801	$399	$1,200
Segment Assets	$69,836	$8,030	$77,866

At and for the year EndedDecember 31, 2000($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$860	$1,106	$1,966
Deposits	11,536	—	11,536
Total business volume	$12,396	$1,106	$13,502
Net investment income	2,450	280	2,730
Interest credited to contractholders	1,038	-	1,038
Amortization of deferred acquisition costs	166	181	347
Total expenditures for deferred acquisition costs	520	272	792
Federal income taxes (FIT) on Operating Income	381	197	578
Operating Income (excludes realized gains or losses and the related FIT)	$777	$376	$1,153
Segment Assets	$62,771	$7,522	$70,293

At and for the year EndedDecember 31, 1999($ in millions)	Travelers Life & Annuity	Primerica Life Insurance	Total

Business Volume:
Premiums	$656	$1,072	$1,728
Deposits	10,639	—	10,639

Total business volume	$11,295	$1,072	$12,367
Net investment income	2,249	257	2,506
Interest credited to contractholders	937	-	937
Amortization of deferred acquisition costs	127	188	315
Total expenditures for deferred acquisition costs	430	256	686
Federal income taxes (FIT) on Operating Income	319	186	505
Operating Income (excludes realized gains or losses and the related FIT)	$619	$355	$974
Segment Assets	$56,615	$6,916	$63,531

Business Segment Reconciliation:

	At and for the years ended December 31,

($ in millions)	2001	2000	1999

Business Volume and Revenues
Total business volume	$15,169	$13,502	$12,367
Other revenues, including fee income	644	635	521
Elimination of deposits	(13,067)	(11,536)	(10,639)

Revenue from external sources	2,746	2,601	2,249
Net investment income	2,831	2,730	2,506
Realized investment gains (losses)	125	(77)	113

Total revenues	$5,702	$5,254	$4,868

Operating Income
Total operating income of business segments	$1,200	$1,153	$974
Realized investment gains (losses), net of tax	81	(50)	73
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(6)	-	-
Cumulative effect of change in accounting for securitized financial assets, net of tax	(3)	-	-

Income from continuing operations	$1,272	$1,103	$1,047

Assets

Total assets of business segments	$77,866	$70,293	$63,531

Business Volume and Revenues
Individual Annuities	$7,166	$7,101	$5,816
Group Annuities	8,383	6,563	6,572
Individual Life and Health Insurance	2,854	2,445	2,424
Other (a)	366	681	695
Elimination of deposits	(13,067)	(11,536)	(10,639)

Total revenue	$5,702	$5,254	$4,868

             (a)   Other represents revenue attributable to unallocated capital and run-off businesses.

The Company’s revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

4.   INVESTMENTS

Fixed Maturities

The amortized cost and fair value of investments in fixed maturities were as follows:

December 31, 2001($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities – CMOs and pass-through securities	$6,654	$116	$57	$6,713
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	1,677	8	63	1,622
Obligations of states, municipalities and political subdivisions	108	4	1	111
Debt securities issued by foreign governments	810	46	5	851
All other corporate bonds	17,904	482	260	18,126
Other debt securities	4,406	154	86	4,474
Redeemable preferred stock	171	12	8	175

Total Available For Sale	$31,730	$822	$480	$32,072

December 31, 2000($ in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities – CMOs and pass-through securities	$5,492	$169	$34	$5,627
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	1,141	71	5	1,207
Obligations of states, municipalities and political subdivisions	168	14	1	181
Debt securities issued by foreign governments	761	18	14	765
All other corporate bonds	14,575	269	253	14,591
Other debt securities	4,217	87	59	4,245
Redeemable preferred stock	201	14	19	196

Total Available For Sale	$26,555	$642	$385	$26,812

Proceeds from sales of fixed maturities classified as available for sale were $14.1 billion, $10.8 billion and $12.6 billion in 2001, 2000 and 1999, respectively. Gross gains of $633 million, $213 million and $200 million and gross losses of $426 million, $432 million and $223 million in 2001, 2000 and 1999, respectively, were realized on those sales.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.6 billion and $4.8 billion at December 31, 2001 and 2000, respectively.

The amortized cost and fair value of fixed maturities at December 31, 2001, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

($ in millions)	Amortized Cost	Fair Value

Maturity:
Due in one year or less	$1,843	$1,868
Due after 1 year through 5 years	9,206	9,401
Due after 5 years through 10 years	7,578	7,649
Due after 10 years	6,449	6,441

	25,076	25,359

Mortgage-backed securities	6,654	6,713

Total Maturity	$31,730	$32,072

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company’s investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2001 and 2000, the Company held CMOs classified as available for sale with a fair value of $4.5 billion and $4.4 billion, respectively. Approximately 38% and 49%, respectively, of the Company’s CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 2001 and 2000. In addition, the Company held $2.1 billion and $1.1 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2001 and 2000, respectively. All of these securities are rated AAA.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests it in short-term securities. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2001 and 2000, the Company held collateral of $2.4 billion and $1.5 billion, respectively.

Equity Securities

The cost and fair values of investments in equity securities were as follows:

Equity Securities:($ in millions)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2001
Common stocks	$96	$11	$6	$101
Non-redeemable preferred stocks	375	8	12	371

Total Equity Securities	$471	$19	$18	$472

December 31, 2000
Common stocks	$139	$11	$25	$125
Non-redeemable preferred stocks	492	7	32	467

Total Equity Securities	$631	$18	$57	$592

Proceeds from sales of equity securities were $112 million, $397 million and $100 million in 2001, 2000 and 1999, respectively. Gross gains of $10 million, $107 million and $15 million and gross losses of $109 million, $16 million and $8 million in 2001, 2000 and 1999, respectively, were realized on those sales.

Mortgage Loans and Real Estate

At December 31, 2001 and 2000, the Company’s mortgage loan and real estate portfolios consisted of the following:

($ in millions)	2001	2000

Current Mortgage Loans	$1,976	$2,144
Underperforming Mortgage Loans	19	43

Total Mortgage Loans	1,995	2,187

Real Estate —Foreclosed	42	18
Real Estate — Investment	13	13

Total Real Estate	55	31

Total Mortgage Loans and Real Estate	$2,050	$2,218

Underperforming mortgage loans include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

Aggregate annual maturities on mortgage loans at December 31, 2001 are as follows:

Year Ending December 31,($ in millions)

2002	$139
2003	174
2004	133
2005	132
2006	206
Thereafter	1,211

Total	$1,995

Trading Securities

Trading securities of the Company are held in Tribeca Investments LLC. See Note 11.

The Company’s trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

Other invested assets

Other invested assets are composed of the following:

($ in millions)	2001	2000

Investment in Citigroup preferred stock	$987	$987
Partnership investments	949	807
Real estate joint ventures	520	535
Other	29	27

Total	$2,485	$2,356

Concentrations

At December 31, 2001 and 2000, the Company had an investment in Citigroup Preferred Stock of $987 million. See Note 13.

The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 13.

The Company had concentrations of investments, primarily fixed maturities at fair value, in the following industries:

($ in millions)	2001	2000

Electric Utilities	$3,883	$2,244
Banking	1,944	2,078
Finance	1,633	1,836

The Company held investments in foreign banks in the amount of $954 million and $1,082 million at December 31, 2001 and 2000, respectively, which are included in the table above. Below investment grade assets included in the categories of the preceding table totaled $401 million in 2001 and $214 million in 2000.

Included in fixed maturities are below investment grade assets totaling $2.3 billion and $2.0 billion at December 31, 2001 and 2000, respectively. The Company defines its below investment grade assets as those securities rated Ba1 (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

Included in mortgage loans were the following group concentrations:

	2001	2000

State
California	$788	$734
New York	203	208
Property Type
Agricultural	$1,131	$1,006
Office	471	661

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company’s underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

Non-Income Producing Investments

Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

Restructured Investments

The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 2001 and 2000. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 2001 and 2000. Interest on these assets, included in net investment income, was also insignificant in 2001 and 2000.

Net Investment Income

For The Year Ended December 31,($ in millions)	2001	2000	1999

Gross Investment Income
Fixed maturities	$2,328	$2,061	$1,806
Mortgage loans	210	223	235
Trading	131	208	141
Joint ventures and partnerships	71	150	141
Other, including policy loans	218	237	287

Total gross investment income	2,958	2,879	2,610

Investment expenses	127	149	104

Net investment income	$2,831	$2,730	$2,506

Realized and Unrealized Investment Gains (Losses)

Net realized investment gains (losses) for the periods were as follows:

For The Year Ended December 31,($ in millions)	2001	2000	1999

Realized Investment Gains (Losses)
Fixed maturities	$207	$(219)	$(23)
Equity securities	(99)	91	7
Mortgage loans	5	27	29
Real estate held for sale	3	25	108
Other	9	(1)	(8)

Total realized investment gains (losses)	$125	$(77)	$113

Changes in net unrealized investment gains (losses) that are reported in accumulated other changes in equity from nonowner sources were as follows:

For The Year Ended December 31,($ in millions)	2001	2000	1999

Unrealized Investment Gains (Losses)
Fixed maturities	$85	$891	$(1,554)
Equity securities	40	(132)	49
Other	(20)	13	(30)

Total unrealized investment gains (losses)	105	772	(1,535)

Related taxes	37	271	(539)
Change in unrealized investment gains (losses)	68	501	(996)
Balance beginning of year	103	(398)	598

Balance end of year	$171	$103	$(398)

5.   REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the

Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million. Total in-force business ceded under reinsurance contracts is $285.7 billion and $252.5 billion at December 31, 2001 and 2000.

Effective July 1, 2000 the Company sold 90% of its individual long-term care insurance business to General Electric Capital Assurance Company and its subsidiary in the form of indemnity reinsurance arrangements. Written premiums ceded per these arrangements were $233.3 million and $123.4 million in 2001 and 2000, respectively, and earned premiums ceded were $240.1 million and $117.3 million in 2001 and 2000, respectively.

The Company writes workers’ compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):

For the years ending December 31,	2001	2000	1999

Written Premiums
Direct	$2,848	$2,634	$2,274
Assumed from:
Non-affiliated companies	1	—	—
Ceded to:
Affiliated companies	(146)	(195)	(206)
Non-affiliated companies	(591)	(465)	(322)

Total Net Written Premiums	$2,112	$1,974	$1,746

	2001	2000	1999

Earned Premiums
Direct	$2,879	$2,644	$2,248
Assumed from:
Non-affiliated companies	1	—	—
Ceded to:
Affiliated companies	(180)	(216)	(193)
Non-affiliated companies	(598)	(462)	(327)

Total Net Earned Premiums	$2,102	$1,966	$1,728

Reinsurance recoverables at December 31, 2001 and 2000 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

	2001	2000

Reinsurance Recoverables
Life and Accident and Health Business:
Non-affiliated companies	$2,282	$2,024
Property-Casualty Business:
Affiliated companies	1,881	1,953

Total Reinsurance Recoverables	$4,163	$3,977

Reinsurance recoverables include $1,060 million and $820 million from General Electric Capital Assurance Company, and also include $500 million and $539 million, from The Metropolitan Life Insurance Company at December 31, 2001 and 2000, respectively.

6.   DEPOSIT FUNDS AND RESERVES

At December 31, 2001 and 2000, the Company had $34.1 billion and $29.7 billion of life and annuity deposit funds and reserves, respectively. Of that total, $19.1 billion and $16.4 billion is not subject to discretionary withdrawal based on contract terms. The remaining $15.0 billion and $13.3 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amounts that are subject to discretionary withdrawal is $4.2 billion and $2.9 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.0 billion and $4.9 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7% and 4.5%, respectively. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $5.8 billion and $5.5 billion of liabilities are surrenderable without charge. More than 10.2% and 10.5% of these relate to individual life products for 2001 and 2000, respectively. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

7.   FEDERAL INCOME TAXES

Effective Tax Rate

For the year ended December 31,($ in millions)	2001	2000	1999

Income Before Federal Income Taxes	$1,911	$1,654	$1,592
Statutory Tax Rate	35%	35%	35%

Expected Federal Income Taxes	669	579	557
Tax Effect of:
Non-taxable investment income	(20)	(19)	(19)
Other, net	(19)	(9)	7

Federal Income Taxes	$630	$551	$545

Effective Tax Rate	33%	33%	34%

Composition of Federal Income Taxes

Current:
United States	$424	$429	$377
Foreign	47	33	32

Total	471	462	409

Deferred:
United States	166	96	143
Foreign	(7)	(7)	(7)

Total	159	89	136

Federal Income Taxes	$630	$551	$545

Additional tax benefits attributable to employee stock plans allocated directly to shareholder’s equity for the years ended December 31, 2001, 2000 and 1999 were $21 million, $24 million and $17 million, respectively.

The net deferred tax liabilities at December 31, 2001 and 2000 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in millions)	2001	2000

Deferred Tax Assets:
Benefit, reinsurance and other reserves	$539	$667
Operating lease reserves	62	66
Employee benefits	104	102
Other	158	139

Total	863	974

Deferred Tax Liabilities:
Deferred acquisition costs and value of insurance in force	(968)	(843)
Investments, net	(215)	(308)
Other	(89)	(107)

Total	(1,272)	(1,258)

Net Deferred Tax Liability	$(409)	$(284)

The Company and its life insurance subsidiaries file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

At December 31, 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders’ surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not currently contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

8.   SHAREHOLDER’S EQUITY

Shareholder’s Equity and Dividend Availability

The Company’s statutory net income, which includes the statutory net income of all insurance subsidiaries, was $330 million, $981 million and $890 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company’s statutory capital and surplus was $5.09 billion and $5.16 billion at December 31, 2001 and 2000, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual – version effective January 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioners (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant. The impact of this change on statutory net income was $119 million, related to recording equity method investment earnings as unrealized gains versus net investment income.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. A maximum of $586 million is available by the end of the year 2002 for such dividends without prior approval of the State of Connecticut Insurance Department, depending upon the amount and timing of the payments. The Company paid dividends of $472 million, $860 million and $550 million in 2001, 2000 and 1999, respectively.

Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

($ in millions)	Net Unrealized Gain (Loss) On Investment Securities	Foreign Currency Translation Adjustments	Derivative Instruments And Hedging Activities	Accumulated Other Changes in Equity from Nonowner Sources

Balance, January 1, 1999	$607	$(9)	$-	$598
Unrealized losses on investment securities, net of tax of $(576)	(923)	—	—	(923)
Less: reclassification adjustment for gains included in net income, net of tax of $40	(73)	—	—	(73)

Period change	(996)	—	—	(996)

Balance, December 31, 1999	(389)	(9)	—	(398)
Unrealized gains on investment securities, net of tax of $297	451	—	—	451
Less: reclassification adjustment for losses included in net income, net of tax of $(27)	50	—	—	50
Foreign currency translation adjustment, net of tax of $1	-	1	—	1

Period change	501	1	—	502

Balance, December 31, 2000	112	(8)	—	104
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax of $(16)	-—	—	(29)	(29)
Unrealized gain on investment securities, net of tax of $80	149	—	—	149
Less: reclassification adjustment for gains included in net income, net of tax of $44	(81)	—	—	(81)
Foreign currency translation adjustment, net of tax of $(3)	-—	(5)	—	(5)
Derivative instrument hedging activity losses, net of tax of $(35)	-—	—	(64)	(64)

Period change	68	(5)	(93)	(30)

Balance, December 31, 2001	$180	$(13)	$(93)	$74

9.   BENEFIT PLANS

Pension and Other Postretirement Benefits

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TPC. (See Note 16). The Company’s share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2001, 2000 and 1999.

401(k) Savings Plan

Substantially all of the Company’s employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company’s expenses in connection with the 401(k) savings plan were not significant in 2001, 2000 and 1999. See Note 13.

10.   LEASES

Most leasing functions for TPC and its subsidiaries are administered by the property casualty affiliates of the Company. Rent expense related to all leases is shared by the companies on a cost allocation method based generally on estimated usage by department. Net rent expense was $26 million, $26 million, and $30 million in 2001, 2000 and 1999, respectively.

Year Ending December 31,($ in millions)	Minimum Operating Rental Payments

2002	$46
2003	47
2004	44
2005	41
2006	43
Thereafter	220

Total Rental Payments	$441

Future sublease rental income of approximately $91 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $167 million, by an affiliate. Minimum future capital lease payments are not significant.

The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

See Note 16 for additional information about lease arrangements.

11.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, currency swaps, equity swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price changes and foreign currency risk. The Company, through Tribeca Investments LLC, a subsidiary that is a broker-dealer, holds and issues derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, commodity, or currency at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor’s 500 Index falls below agreed upon strike prices.

Currency option contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from the Company’s direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters contracts that give it the right, but not the obligation, to sell the foreign currency within a limited time at a contracted price that may also be settled in cash, based on differentials in the foreign exchange rate. These contracts cannot be settled prior to maturity.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each other based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

The Company enters into currency swaps in connection with other financial instruments to provide greater risk diversification and better match assets purchased in U.S. Dollars with a corresponding liability originated in a foreign currency. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, foreign currency for U.S. Dollars based upon interest amounts calculated by reference to an agreed upon notional principal amount. Generally, there is an exchange of foreign currency for U.S. Dollars at the outset of the contract based upon prevailing foreign exchange rates. Swap agreements are not exchange traded so they are subject to the risk of default by the counterparty.

Forward contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from the net investment in the Company’s Canadian Operations as well as direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. Dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

The following table summarizes certain information related to the Company’s hedging activities for the year ended December 31, 2001:

($ in millions)	Year Ended December 31, 2001

Hedge ineffectiveness recognized related to fair value hedges	$(4.1)
Hedge ineffectiveness recognized related to cash flow hedges	(6.2)
Cash flow transaction amount expected to be reclassified from accumulated other changes in equity from nonowner sources into pretax earnings within twelve months from 12/31/01	(110.0)
Net gain recorded in accumulated other changes in equity from nonowner sources related to net investment hedges	0.8

During the year ended December 31, 2001 there were no discontinued forecasted transactions.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to non-affiliated partnerships. The off-balance sheet risk of fixed and variable rate loan commitments was not significant at December 31, 2001 and 2000. The Company had unfunded commitments of $525.1 million and $491.2 million to these partnerships at December 31, 2001 and 2000, respectively.

Fair Value of Certain Financial Instruments

The Company uses various financial instruments in the normal course of its business. Certain insurance contracts are excluded by Statement of Financial Accounting Standards No. 107, “Disclosure about Fair Value of Financial Instruments,” and therefore are not included in the amounts discussed.

At December 31, 2001 and 2000, investments in fixed maturities had a carrying value and a fair value of $32.1 billion and $26.8 billion, respectively. See Notes 1 and 4.

At December 31, 2001, mortgage loans had a carrying value of $2.0 billion and a fair value of $2.1 billion and at year-end 2000 had a carrying value of $2.2 billion and a fair value of $2.2 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

Included in other invested assets are 987 shares of Citigroup Cumulative Preferred Stock Series YY carried at cost of $987 million at December 31, 2001 and 2000. This series YY preferred stock pays cumulative dividends at 5.321%, has a liquidation value of $1 million per share, and has perpetual duration, is not subject to a sinking fund or mandatory redemption but may be optionally redeemed by Citigroup at any time on or after December 22, 2018. Dividends totaling $52.5 million were received during 2001, 2000 and 1999, respectively. There is no established market for this investment and it is not practicable to estimate the fair value of the preferred stock.

At December 31, 2001, contractholder funds with defined maturities had a carrying value of $9.5 billion and a fair value of $10.0 billion, compared with a carrying value and a fair value of $6.8 billion and $6.7 billion at December 31, 2000. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company’s credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.6 billion and a fair value of $10.3 billion at December 31, 2001, compared with a carrying value of $10.1 billion and a fair value of $9.9 billion at December 31, 2000. These contracts generally are valued at surrender value.

The carrying values of $495 million and $588 million of financial instruments classified as other assets approximated their fair values at December 31, 2001 and 2000, respectively. The carrying values of $1.5 billion and $2.4 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 2001 and 2000, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $507 million at December 31, 2001, compared with a carrying value and a fair value of $376 million at December 31, 2000. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $507 million at December 31, 2001, compared with a carrying value and a fair value of $376 million at December 31, 2000.

The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

12.   COMMITMENTS AND CONTINGENCIES

Financial Instruments with Off-Balance Sheet Risk

See Note 11 for a discussion of financial instruments with off-balance sheet risk.

Litigation

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc., et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. From February 1998 through April 2000, various motions for transfer of the lawsuit were heard and appealed. In April 2000, the matter was remanded to the Superior Court of Richmond County by the Georgia Supreme Court. Also, in April 2000 defendants moved for summary judgement on all counts of the complaint. Discovery commenced in May 2000. Defendants intend to vigorously contest the litigation.

TIC and its subsidiaries are defendants or co-defendants in various other litigation matters in the normal course of business. These include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company, a broker and dealer in securities or otherwise. In the opinion of the Company’s management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

13.   RELATED PARTY TRANSACTIONS

Certain administrative and data processing services are provided to the Company by its property casualty affiliates. Investment advisory and management services are provided to the Company by other affiliates. The Company provides various employee benefits coverages to employees of certain subsidiaries of TPC. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department. The amounts due from affiliates included in other assets in 2001 and 2000 were $88.2 million and $50.0 million, respectively. See Note 16.

The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2001 and 2000, the pool totaled approximately $5.6 billion and $4.4 billion, respectively. The Company’s share of the pool amounted to $2.6 billion and $1.8 billion at December 31, 2001 and 2000, respectively, and is included in short-term securities in the consolidated balance sheets.

The Company markets deferred annuity products and life insurance through its affiliate, Salomon Smith Barney (SSB). Annuity deposits related to these products were $1.5 billion, $1.8 billion, and $1.3 billion in 2001, 2000 and 1999, respectively. Life premiums were $96.5 million, $77.0 million and $60.9 million in 2001, 2000 and 1999, respectively.

The Company also markets individual annuity and life insurance through CitiStreet Retirement Services LLC, a division of CitiStreet, a joint venture between Citigroup and State Street Bank. Deposits received from CitiStreet Retirement Services, LLC were $1.6 billion, $1.8 billion and $1.6 billion in 2001, 2000 and 1999, respectively.

Primerica Financial Services, Inc. (Primerica), an affiliate, is a distributor of products for TLA. Primerica sold $901 million, $1.03 billion and $903 million of individual annuities in 2001, 2000 and 1999, respectively.

The Company markets individual annuity products through an affiliate Citibank, N.A. (Citibank). Deposits received from Citibank were $564 million and $392 million in 2001 and 2000, respectively, and were insignificant in 1999.

The Company sells structured settlement annuities to its property casualty affiliates in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $194 million, $191 million, and $156 million for 2001, 2000 and 1999, respectively. Reserves and contractholder funds related to these annuities amounted to $825 million and $811 million in 2001 and 2000, respectively.

At December 31, 2001 and 2000 the Company had outstanding loaned securities to SSB for $413.5 million and $234.1 million, respectively.

Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 2001 and 2000, carried at cost. Dividends received on this investment were $52.5 million in 2001, and 2000 and 1999.

The Company had investments in an affiliated joint venture, Tishman Speyer, in the amount of $310.9 million and $355.5 million at December 31, 2001 and 2000, respectively. Income of $65.5 million, $67.0 million and $109.5 million was earned on these investments in 2001, 2000 and 1999, respectively.

The Company also had an investment in Greenwich Street Capital Partners I, an affiliated private equity investment, in the amount of $21.6 million and $74.2 million at December 31, 2001 and 2000, respectively. Income (loss) of $(41.6) million, $8.1 million and $9.9 million were earned on this investment in 2001, 2000 and 1999, respectively.

In the ordinary course of business, the Company purchases and sells securities through affiliated broker-dealers. These transactions are conducted on an arm’s length basis.

Primerica Life has entered into a General Agency Agreement with Primerica, that provides that Primerica will be Primerica Life’s general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In each of 2001, 2000, and 1999 the fees paid by Primerica Life were $12.5 million.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under this program, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company’s employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

The Company also participates in the Citigroup Capital Accumulation Program. Participating officers and other employees receive a restricted stock award in the form of Citigroup common stock. These restricted stock awards generally vest after a three-year period and, except under limited circumstances, the stock can not be sold or transferred during the restricted period by the participant, who is required to render service to the Company during the restricted period. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

Unearned compensation expense associated with the Citigroup restricted common stock grants, which represents the market value of Citigroup’s common stock at the date of grant, is included with other assets in the Consolidated Balance Sheet and is recognized as a charge to income ratably over the vesting period. The Company’s charge to income was insignificant during 2001, 2000 and 1999.

The Company applies Accounting Principles Board Opinion No. 25 (APB 25) and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

Year Ended December 31,($ in millions)	2001	2000	1999

Net income, as reported	$1,272	$1,103	$1,047
FAS 123 pro forma adjustments, after tax	(15)	(19)	(16)
Net income, pro forma	$1,257	$1,084	$1,031

The assumptions used in applying FAS 123 to account for Citigroup stock options were as follows:

Year Ended December 31,	2001	2000	1999

Expected volatility of Citigroup Stock	38.31%	41.5%	44.1%
Risk-free interest rate	4.42%	6.23%	5.29%
Expected annual dividend per Citigroup share	$0.92	$0.78	$0.47
Expected annual forfeiture rate	5%	5%	5%

14.   RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

The following table reconciles net income to net cash provided by operating activities:

For The Year Ended December 31,($ in millions)	2001	2000	1999

Net Income from Continuing Operations	$1,281	$1,103	$1,047
Adjustments to reconcile net income to net cash provided by operating activities:
Realized (gains) losses	(125)	77	(113)
Deferred federal income taxes	159	89	136
Amortization of deferred policy acquisition costs	379	347	315
Additions to deferred policy acquisition costs	(851)	(792)	(686)
Investment income	(493)	(384)	(221)
Premium balances	7	20	(13)
Insurance reserves and accrued expenses	686	559	411
Other	237	221	99

Net cash provided by operations	$1,280	$1,240	$975

15.   NON-CASH INVESTING AND FINANCING ACTIVITIES

Significant non-cash investing and financing activities include the acquisition of real estate through foreclosures of mortgage loans amounting to $205 million in 1999. Foreclosures in 2001 and 2000 were insignificant.

16.   SUBSEQUENT EVENTS

On February 8, 2002, TPC filed a registration statement with the Securities and Exchange Commission in connection with the proposed offering of a minority interest in TPC. Citigroup has announced its plan to make a tax-free distribution of a portion of its remaining interest in TPC by year-end 2002. Prior to the proposed offering, the Company will be distributed to by TPC to TPC’s immediate parent company, so that the Company will remain an indirect wholly owned subsidiary of Citigroup after the offering. Therefore, all retirement and post retirement plans previously provided to Company employees by TPC will be administered by Citigroup. Prior to the offering, TIC intends to sell its home office buildings in Hartford, Connecticut and a building in Norcross, Georgia housing TPC’s information systems department to TPC for $68 million. The company will have the right to continue to use the names “Travelers Life & Annuity,” “The Travelers Insurance Company, ” “The Travelers Life and Annuity Company,” and the related names in connection with the Company’s business. Currently, TIC and TLAC share services with the property casualty subsidiaries of TPC. These services, which include leasing arrangements, facilities management, banking and financial functions, benefit coverages, data processing services, a short-term investment pool and others, will be phased out over a brief period of time if the transaction is completed. If the distribution does not occur, these services will likely continue for the foreseeable future.

In connection with the proposed distribution described above, on February 27, 2002, TPC exchanged the 50,793,450 shares of Citigroup common stock owned by it for 2,225 shares of Citigroup’s 6.767% Cumulative Preferred Stock, Series YYY, par value $1.00 per share and liquidation value $1 million per share. The exchange ratio was based on the closing price of Citigroup’s common stock on the New York Stock Exchange on February 25, 2002. Prior to the proposed TPC offering, TPC will contribute the Series YYY Preferred Stock to the Company.

Item 9.	Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

PART III

Item 10.	Directors and Executive Officers of the Registrant.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 11.	Executive Compensation.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 12.	Security Ownership of Certain Beneficial Owners and Management.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 13.	Certain Relationships and Related Transactions.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

PART IV

Item 14.	Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

              (a)   Documents filed:

               (1)   Financial Statements. See index on page 15 of this report.

               (2)   Financial Statement Schedules. See index on page 58 of this report.

               (3)   Exhibits. See Exhibit Index on page 56.

              (b)   Reports on Form 8-K:

               None

EXHIBIT INDEX

Exhibit No.	Description
3.	Articles of Incorporation and By-Laws
	a.)	Charter of The Travelers Insurance Company (the “Company”), as effective October 19, 1994, incorporated by reference to Exhibit 3.01 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1994 (File No. 33-33691) (the “Company’s September 30, 1994 10-Q”).
	b.)	By-laws of the Company, as effective October 20, 1994, incorporated by reference to Exhibit 3.02 to the Company’s September 30, 1994 10-Q.
10.	Lease for office space in Hartford, Connecticut dated as of April 2, 1996, by and between the Company and The Travelers Indemnity Company, incorporated by reference to Exhibit 10.14 to the Annual Report on Form 10-K of Travelers Property Casualty Corp. for the fiscal year ended December 31, 1996 (File No. 1-14328).
21.	Subsidiaries of the Registrant: Omitted pursuant to General Instruction I(2)(b) of Form 10-K.

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of March, 2002.

THE TRAVELERS INSURANCE COMPANY (Registrant)
By:	/s/ Glenn D. Lammey

Glenn D. Lammey Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated on the 15th day of March, 2002.

Signature	Capacity

/s/ George C. Kokulis (George C. Kokulis)	Director and Chief Executive Officer (Principal Executive Officer)

/s/ Glenn D. Lammey (Glenn D. Lammey)	Director, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ William R. Hogan (William R. Hogan)	Director

/s/ Marla Berman Lewitus (Marla Berman Lewitus)	Director

Supplemental Information to be Furnished With Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities pursuant to Section 12 of the Act: NONE

No Annual Report to Security Holders covering the registrant’s last fiscal year or proxy material with respect to any meeting of security holders has been sent, or will be sent, to security holders.

INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

Page

The Travelers Insurance Company and Subsidiaries
Independent Auditors’ Report	*
Consolidated Statements of Income	*
Consolidated Balance Sheets	*
Consolidated Statements of Changes In Retained Earnings and Accumulated Other Changes in Equity from Nonowner Sources	*
Consolidated Statements of Cash Flows	*
Notes to Consolidated Financial Statements	*
Independent Auditors’ Report	59
Schedule I — Summary of Investments — Other than Investments in Related Parties 2001	60
Schedule III — Supplementary Insurance Information 1999-2001	61
Schedule IV — Reinsurance 1999-2001	62

All other schedules are inapplicable for this filing.

*  See index on page 15

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Insurance Company:

Under date of January 17, 2002, except as to Note 16, which is as of February 27, 2002, we reported on the consolidated balance sheets of The Travelers Insurance Company and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001, which are included in this Form 10-K. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
Note 16, which is as of February 27, 2002

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I
SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2001
($ in millions)

	Cost	Value	Amount Shown in Balance Sheet(1)

Type of Investment
Fixed Maturities:
Bonds:
U.S. Government and government agencies and authorities	$5,485	$5,447	$5,447
States, municipalities and political subdivisions	108	111	111
Foreign governments	810	851	851
Public utilities	3,249	3,280	3,280
Convertible bonds and bonds with warrants attached	343	353	353
All other corporate bonds	21,564	21,855	21,855

Total Bonds	31,559	31,897	31,897
Redeemable preferred stocks	171	175	175

Total Fixed Maturities	31,730	32,072	32,072

Equity Securities:
Common Stocks:
Banks, trust and insurance companies	9	10	10
Industrial, miscellaneous and all other(2)	30	34	34

Total Common Stocks	39	44	44
Nonredeemable preferred stocks	375	371	371

Total Equity Securities	414	415	415

Mortgage Loans	1,995		1,995
Real Estate Held For Sale	55		55
Policy Loans	1,208		1,208
Short-Term Securities	3,053		3,053
Other Investments (3) (4) (5)	3,077		3,053

Total Investments	$41,532		$41,851

______________

(1)	Determined in accordance with methods described in Notes 1 and 4 of the Notes to Consolidated Financial Statements.

(2)	Excludes $57 million related party investment.

(3)	Excludes $987 million of Citigroup Inc. preferred stock. See Note 13 of Notes to Consolidated Financial Statements.

(4)	Also excludes $325 million fair value of investment in affiliated partnership interests.

(()	Includes derivatives marked to market and recorded at fair value in the balance sheet.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
($ in millions)

	Deferred policy acquisition costs	Future policy benefits, losses, claims and loss expenses(1)	Other policy claims and benefits payable	Premium revenue	Net investment income	Benefits, claims and losses(2)	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written
2001
Travelers Life & Annuity	$1,672	$33,475	$368	$957	$2,530	$2,534	$171	$154	$955
Primerica Life	1,789	3,044	144	1,145	301	507	208	217	1,157

Total	$3,461	$36,519	$512	$2,102	$2,831	$3,041	$379	$371	$2,112

2000
Travelers Life & Annuity	$1,291	$29,377	$321	$860	$2,450	$2,294	$166	$233	$859
Primerica Life	1,698	2,856	140	1,106	280	496	181	230	1,115

Total	$2,989	$32,233	$461	$1,966	$2,730	$2,790	$347	$463	$1,974

1999
Travelers Life & Annuity	$1,081	$26,958	$280	$656	$2,249	$1,954	$127	$322	$666
Primerica Life	1,607	2,734	158	1,072	257	488	188	197	1,080

Total	$2,688	$29,692	$438	$1,728	$2,506	$2,442	$315	$519	$1,746

______________

(1)	Includes contractholder funds.

(2)	Includes interest credited to contractholders.

THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV
REINSURANCE
($ in millions)

	Gross amount	Cededto other companies	Assumed fromother companies	Net amount	Percentage ofamount assumed tonet
2001
Life Insurance In Force	$510,457	$285,696	$3,636	$228,397	1.6%
Premiums:
Life insurance	2,378		—	2,026	—
Accident and health insurance	321	246	1	76	—
Property casualty	180	180	—	—	—

Total Premiums	$2,879	$778	$1	$2,102	—

2000
Life Insurance In Force	$480,958	$252,498	$3,692	$232,152	1.6%
Premiums:
Life insurance	2,106	330	—	1,776	—
Accident and health insurance	322	132	—	190	—
Property casualty	216	216	—	—	—

Total Premiums	$2,644	$678	$—	$1,966	—

1999
Life Insurance In Force	$457,541	$222,522	$3,723	$238,742	1.6%
Premiums:
Life insurance	1,768	313	-	1,455	—
Accident and health insurance	287	14	—	273	—
Property casualty	193	193	—	—	—

Total Premiums	$2,248	$520	$-	$1,728	—

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

We have audited the accompanying balance sheets of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
      Note 13, which is as of February 8, 2002

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF INCOME
($ in thousands)

	For the Year Ended December 31,

	2001	2000	1999

REVENUES
Premiums	$39,222	$33,941	$25,270
Net investment income	251,054	214,174	177,179
Realized investment gains (losses)	26,144	(7,396)	(4,973)
Fee income	173,113	127,378	63,722
Other revenues	14,317	9,625	4,072

Total Revenues	503,850	377,722	265,270

BENEFITS AND EXPENSES
Current and future insurance benefits	88,842	78,403	78,072
Interest credited to contractholders	125,880	77,579	56,216
Amortization of deferred acquisition costs	89,475	68,254	38,902
Operating expenses	23,404	14,095	11,326

Total Benefits and Expenses	327,601	238,331	184,516
Income before federal income taxes and cumulative effect of change in accounting principle	176,249	139,391	80,754
Federal income taxes
Current	(19,007)	11,738	21,738
Deferred	80,096	36,748	6,410

Total Federal Income Taxes	61,089	48,486	28,148

Income before cumulative effect of change in accounting principle	115,160	90,905	52,606
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	(62)	—	—

Net income	$115,098	$90,905	$52,606

See Notes to Financial Statements.

2

THE TRAVELERS LIFE AND ANNUITY COMPANY
BALANCE SHEETS
($ in thousands)

	At December 31,

	2001	2000

ASSETS
Fixed maturities, available for sale at fair value (including $102,347 and $49,465 subject to securities lending agreements)	$3,352,227	$2,297,141
Equity securities, at fair value	15,738	22,551
Mortgage loans	125,629	132,768
Short-term securities	206,759	247,377
Other invested assets	238,429	222,325

Total Investments	3,938,782	2,922,162

Separate accounts	7,681,791	6,802,985
Deferred acquisition costs	814,369	579,567
Premiums and fees receivable	56,207	26,184
Other assets	165,118	153,423
Deferred federal income taxes	—	11,296

Total Assets	$12,656,267	$10,495,617

LIABILITIES
Future policy benefits and claims	$1,040,856	$989,576
Contractholder funds	2,624,570	1,631,611
Separate accounts	7,681,791	6,802,985
Other liabilities	261,395	211,441
Deferred federal income taxes	70,091	—

Total Liabilities	11,678,703	9,635,613

SHAREHOLDER’S EQUITY
Common stock, par value $100; 100,000 shares authorized, 30,000 issued and outstanding	3,000	3,000
Additional paid-in capital	417,316	417,316
Retained earnings	541,164	426,066
Accumulated other changes in equity from nonowner sources	16,084	13,622

Total Shareholder’s Equity	977,564	860,004

Total Liabilities and Shareholder’s Equity	$12,656,267	$10,495,617

See Notes to Financial Statements.

3

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
OTHER CHANGES IN EQUITY FROM NONOWNER SOURCES
($ in thousands)

	For the Year Ended December 31,

	2001	2000	1999

Statement of Changes in Retained Earnings
Balance, beginning of year	$426,066	$335,161	$282,555
Net income	115,098	90,905	52,606

Balance, end of year	$541,164	$426,066	$335,161

Statement of Accumulated Other Changes In Equity From Nonowner Sources
Balance, beginning of year	$13,622	$(39,312)	$87,889
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax	62	—	—
Unrealized gains (losses), net of tax	(924)	52,934	(127,201)
Derivative instrument hedging activity gains, net of tax	3,324	—	—

Balance, end of year	$16,084	$13,622	$(39,312)

Summary of Changes in Equity From Nonowner Sources
Net Income	$115,098	$90,905	$52,606
Other changes in equity from nonowner sources	2,462	52,934	(127,201)

Total changes in equity from nonowner sources	$117,560	$143,839	$(74,595)

See Notes to Financial Statements.

4

THE TRAVELERS LIFE AND ANNUITY COMPANY
STATEMENTS OF CASH FLOWS
Increase (Decrease) In Cash
($ in thousands)

	For the Years Ended December 31,

	2001	2000	1999

CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected	$37,915	$33,609	$24,804
Net investment income received	211,179	186,362	150,107
Benefits and claims paid	(103,224)	(96,890)	(94,503)
Interest credited to contractholders	(125,880)	(77,579)	(50,219)
Operating expenses paid	(354,506)	(325,180)	(235,166)
Income taxes (paid) received	45,257	(38,548)	(29,369)
Other, including fee income	180,710	176,822	46,028

Net cash used in operating activities	(108,549)	(141,404)	(188,318)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from maturities of investments
Fixed maturities	97,712	220,841	213,402
Mortgage loans	20,941	28,477	28,002
Proceeds from sales of investments
Fixed maturities	938,987	843,856	774,096
Equity securities	6,363	30,772	5,146
Mortgage loans	—	15,260	—
Real estate held for sale	(36)	2,115	—
Purchases of investments
Fixed maturities	(2,022,618)	(1,564,237)	(1,025,110)
Equity securities	(2,274)	(20,361)	(12,524)
Mortgage loans	(14,494)	(17,016)	(8,520)
Policy loans, net	(3,395)	(2,675)	(5,316)
Short-term securities (purchases) sales, net	40,618	(166,259)	45,057
Other investment (purchases) sales, net	(6,334)	327	(44,621)
Securities transactions in course of settlement, net	64,698	21,372	(7,033)

Net cash used in investing activities	(879,832)	(607,528)	(37,421)

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder fund deposits	1,178,421	629,138	308,953
Contractholder fund withdrawals	(185,464)	(115,289)	(83,817)
Contribution from parent company	—	250,000	—

Net cash provided by financing activities	992,957	763,849	225,136

Net increase (decrease) in cash	4,576	14,917	(603)
Cash at beginning of period	14,938	21	624

Cash at December 31,	$19,514	$14,938	$21

See Notes to Financial Statements.

5

THE TRAVELERS LIFE AND ANNUITY COMPANY
NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies used in the preparation of the accompanying financial statements follow.

Basis of Presentation

The Travelers Life and Annuity Company (the Company) is a wholly owned subsidiary of The Travelers Insurance Company (TIC), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup). On February 4, 2002 the Travelers Insurance Group Inc. (TIGI), TIC’s parent at December 31, 2001, changed its name to Travelers Property Casualty Corp. (TPC). TPC has filed a registration statement on Form S-1, relating to an offering of common stock and other securities, with the Securities and Exchange Commission on February 8, 2002. At the time of such offering, it is expected that TIC will no longer be a subsidiary of TPC, but will remain an indirect wholly owned subsidiary of Citigroup. See Note 13 of Notes to Financial Statements. The financial statements and accompanying footnotes of the Company are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in conformit y with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

The Company offers a variety of variable annuity products where the investment risk is borne by the contractholder, not the Company, and the benefits are not guaranteed. The premiums and deposits related to these products are reported in separate accounts. The Company considers it necessary to differentiate, for financial statement purposes, the results of the risks it has assumed from those it has not.

Certain prior year amounts have been reclassified to conform to the 2001 presentation.

Accounting Changes

Accounting for Derivative Instruments and Hedging Activities

Effective January 1, 2001, the Company adopted the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (FAS 133). FAS 133 establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives), and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the consolidated balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a recognized asset or liability or of a forecasted transaction, or (c) a hedge of the f oreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation.

As a result of adopting FAS 133, the Company recorded a charge of $62 thousand after tax, reflected as a cumulative catch-up adjustment in the statement of income and a benefit of $62 thousand after tax, reflected as a cumulative catch-up adjustment in the accumulated other changes in equity from nonowner sources section of shareholder’s equity. During the twelve months ending December 31, 2001, the amount the Company reclassified from accumulated other changes in equity from nonowner sources into realized gains (losses) related to the cumulative effect transition adjustment reported in accumulated other changes in equity from nonowner sources was insignificant.

Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets

In April 2001, the Company adopted the FASB Emerging Issues Task Force (EITF) 99-20, “Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets” (EITF 99-20). EITF 99-20 establishes guidance on the recognition and measurement of interest income and

6

impairment on certain investments, e.g., certain asset-backed securities. The recognition of impairment resulting from the adoption of EITF 99-20 was recorded as a cumulative catch-up adjustment. Interest income on beneficial interest falling within the scope of EITF 99-20 is to be recognized prospectively. The adoption of EITF 99-20 had no effect on the Company’s results of operations, financial condition or liquidity.

Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities

In September 2000, the FASB issued Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of FASB Statement No. 125” (FAS 140). Provisions of FAS 140 primarily relating to transfers of financial assets and securitizations that differ from provisions of “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (FAS 125) are effective for transfers taking place after March 31, 2001. Special purpose entities (SPEs) used in securitizations that are currently qualifying SPEs under FAS 125 will continue to be treated as qualifying SPEs so long as they issue no new beneficial interests and accept no new asset transfers after March 31, 2001, other than transfers committed to prior to that date. Under FAS 140 qualifying SPEs are not consolidated by the transferor. FAS 140 also a mends the accounting for collateral and requires new disclosures for collateral, securitizations, and retained interests in securitizations. These provisions are effective for financial statements for fiscal years ending after December 15, 2000. The accounting for collateral, as amended, requires (a) certain assets pledged as collateral to be separately reported in the consolidated balance sheet from assets not so encumbered and (b) disclosure of assets pledged as collateral that have not been reclassified and separately reported. The adoption of FAS 140 did not have a significant effect on the Company’s results of operations, financial condition or liquidity. See Note 2.

Accounting Standards not yet Adopted

Business Combinations, Goodwill and Other Intangible Assets

In July 2001, the FASB issued Statements of Financial Accounting Standards No. 141, “Business Combinations” (FAS 141) and No. 142, “Goodwill and Other Intangible Assets” (FAS 142). These standards change the accounting for business combinations by, among other things, prohibiting the prospective use of pooling-of-interests accounting and requiring companies to stop amortizing goodwill and certain intangible assets with indefinite useful lives created by business combinations accounted for using the purchase method of accounting. Instead, goodwill and intangible assets deemed to have indefinite useful lives will be subject to an annual review for impairment. Other intangible assets that are not deemed to have indefinite useful lives will continue to be amortized over their useful lives. The Company had no goodwill or intangible assets with indefinite useful lives at December 31, 2001.

Asset Retirement Obligations

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 143, “Accounting for Asset Retirement Obligations” (FAS 143). FAS 143 changes the measurement of an asset retirement obligation from a cost-accumulation approach to a fair value approach, where the fair value (discounted value) of an asset retirement obligation is recognized as a liability in the period in which it is incurred and accretion expense is recognized using the credit-adjusted risk-free interest rate in effect when the liability was initially recognized. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently amortized into expense. The pre-FAS 143 prescribed practice of reporting a retirement obligation as a contra-asset will no longer be allowed. The Company is in the process of assessing the impact of the new standard that will take effect on January 1, 2003.

Impairment or Disposal of Long-Lived Assets

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (FAS 144). FAS 144 establishes a single accounting model for long-lived assets to be disposed of by sale. A long-lived asset classified as held for sale is to be measured at the lower of its carrying amount or fair value less cost to sell, and depreciation (amortization) is to cease. Impairment is recognized only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and is measured as the difference between the carrying amount and fair value of the asset. Long-lived assets to be abandoned, exchanged for a similar productive asset, or distributed to owners in a spin-off are considered held and

7

used until disposed of. Accordingly, discontinued operations are no longer to be measured on a net realizable value basis, and future operating losses are no longer recognized before they occur.

The Company adopted FAS 144 effective January 1, 2002. The provisions of the new standard are generally to be applied prospectively and are not expected to significantly affect the Company’s results of operations, financial condition or liquidity.

Accounting Policies

Investments

Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely accepted securities data provider. Fixed maturities, including instruments subject to securities lending agreements (see Note 2), are classified as “available for sale” and are reported at fair value, with unrealized investment gains and losses, net of income taxes, credited or charged directly to shareholder’s equity.

Equity securities, which include common and non-redeemable preferred stocks, are classified as “available for sale” and are carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder’s equity, net of income taxes.

Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the current real estate financing market. Impaired loans were insignificant at December 31, 2001 and 2000.

Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost, which approximates fair value.

Other invested assets include partnership investments and real estate joint ventures accounted for on the equity method of accounting. All changes in equity of these investments are recorded in net investment income. Also included in other invested assets are policy loans which are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

Accrual of investment income, included in other assets, is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received. Investments in default were insignificant.

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes. (See Note 8 for a more detailed description of the Company’s derivative use.) Derivative financial instruments in a gain position are reported in the balance sheet in other invested assets while derivative financial instruments in a loss position are reported in the balance sheet in other liabilities.

To qualify for hedge accounting, the hedge relationship is designated and formally documented at inception detailing the particular risk management objective and strategy for the hedge which includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed. A derivative has to be highly effective in accomplishing the objective of offsetting either changes in fair value or cash flows for the risk being hedged.

8

For fair value hedges, in which derivatives hedge the fair value of assets and liabilities, changes in the fair value of derivatives are reflected in realized investment gains (losses), together with changes in the fair value of the related hedged item. The Company’s fair value hedges are primarily of available-for-sale securities.

For cash flow hedges, the accounting treatment depends on the effectiveness of the hedge. To the extent that derivatives are effective in offsetting the variability of the hedged cash flows, changes in the derivatives’ fair value will not be included in current earnings but are reported in the accumulated other changes in equity from nonowner sources in shareholder’s equity. These changes in fair value will be included in earnings of future periods when earnings are also affected by the variability of the hedged cash flows. To the extent these derivatives are not effective, changes in their fair values are immediately included in realized investment gains (losses). The Company’s cash flow hedges primarily include hedges of floating rate available-for-sale securities.

For net investment hedges, in which derivatives hedge the foreign currency exposure of a net investment in a foreign operation, the accounting treatment will similarly depend on the effectiveness of the hedge. The effective portion of the change in fair value of the derivative, including any forward premium or discount, is reflected in the accumulated other changes in equity from nonowner sources as part of the foreign currency translation adjustment in shareholder’s equity. The ineffective portion is reflected in realized investment gains (losses). For the year ended December 31, 2001 the Company did not utilize net investment hedges.

Derivatives that are used to hedge instruments that are carried at fair value, or do not qualify as hedges under the new rules, are also carried at fair value with changes in value reflected in realized investment gains (losses).

The effectiveness of these hedging relationships is evaluated on a retrospective and prospective basis using quantitative measures of correlation. If a hedge relationship is found to be ineffective, it no longer qualifies as a hedge and any excess gains or losses attributable to such ineffectiveness as well as subsequent changes in fair value are recognized in realized investment gains (losses).

For those hedge relationships that are terminated, hedge designations removed, or forecasted transactions that are no longer expected to occur, the hedge accounting treatment described in the paragraphs above will no longer apply. For fair value hedges, any changes to the hedged item remain as part of the basis of the asset or liability and are ultimately reflected as an element of the yield. For cash flow hedges, any changes in fair value of the end-user derivative remain in the accumulated other changes in equity from nonowner sources in shareholder’s equity and are included in earnings of future periods when earnings are also affected by the variability of the hedged cash flow. If the hedged relationship is discontinued because a forecasted transaction will not occur when scheduled, any changes in fair value of the end-user derivative are immediately reflected in realized investment gains (losses).

Financial instruments with embedded derivatives:

The Company bifurcates an embedded derivative where a.) the economic characteristics and risks of the embedded instrument are not clearly and closely related to the economic characteristics and risks of the host contract, b.) the entire instrument would not otherwise be remeasured at fair value and c.) a separate instrument with the same terms of the embedded instrument would meet the definition of a derivative under FAS 133.

The Company purchases investments that have embedded derivatives, primarily convertible debt securities. These embedded derivatives are carried at fair value with changes in value reflected in realized gains (losses). Derivatives embedded in convertible debt securities are classified in the balance sheet as fixed maturity securities, consistent with the host instruments.

The Company markets certain insurance contracts that have embedded derivatives, primarily variable annuity contracts with put options. These embedded derivatives are carried at fair value with changes in value reflected in realized investment gains (losses) consistent with the hedge instrument. Derivatives embedded in variable annuity contracts are classified in the balance sheet as future policyholder benefits and claims.

Prior to the adoption of FAS 133 on January 1, 2001, end-user derivatives designated as qualifying hedges were accounted for consistent with the risk management strategy as follows. Derivatives used for hedging purposes were generally accounted for using hedge accounting. To qualify for hedge accounting the change in value of the derivative was expected to substantially offset the changes in value of the hedged item. Hedges were monitored to ensure that there was a high correlation between the derivative instruments and the hedged investment. Derivatives that did not qualify for hedge accounting were marked to market with changes in market value reflected in the statement of income as realized gains (losses).

9

Payments to be received or made under interest rate swaps were accrued and recognized in net investment income. Swaps hedging investments were carried at fair value with unrealized gains (losses), net of taxes, charged directly to shareholder’s equity. Gains and losses arising from financial future contracts were used to adjust the basis of hedged investments and were recognized in net investment income over the life of the investment. Gains and losses arising from equity index options were marked to market with changes in market value reflected in realized investments gains (losses). Forward contracts hedging investments were marked to market based on changes in the spot rate with changes in market value reflected in realized investments gains (losses) and any forward premium or discount was recognized in net investment income over the life of the contract.

Investment Gains and Losses

Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Other-than-temporary declines in fair value of investments are included in realized investment gains and losses. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company.

Separate Accounts

The Company has separate account assets and liabilities representing funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each of these accounts have specific investment objectives. The assets and liabilities of these accounts are carried at fair value, and amounts assessed to the contractholders for management services are included in fee income. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.

Deferred Acquisition Costs

Costs of acquiring individual life insurance and annuity business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance, are amortized in relation to anticipated premiums. Universal life costs are amortized in relation to estimated gross profits, and annuity contracts employ a level yield method. A 15 to 20-year amortization period is used for life insurance, and a 7 to 20-year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income.

Value of Insurance In Force

The value of insurance in force, reported in other assets, is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from annuity contracts at the date of acquisition using the same assumptions that were used for computing related liabilities, where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at an interest rate of 16% for the annuity business acquired. The annuity contracts are amortized employing a level yield method. The value of insurance in force, which is included in other assets, is reviewed periodically for recoverability to determine if any adjustment is required. Adjustments, if any, are charged to income. The carrying value at December 31, 2001 and 2000 was insignificant.

Future Policy Benefits

Future policy benefits represent liabilities for future insurance policy benefits. Benefit reserves for life insurance policies and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 7.8%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

Contractholder Funds

Contractholder funds represent receipts from the issuance of universal life, certain deferred annuity contracts, and structured settlement contracts. Contractholder fund balances are increased by such receipts and credited interest and

10

reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.0% to 14.0%.

Guaranty Fund and Other Insurance-Related Assessments

Included in Other Liabilities is the Company’s estimate of its liability for guaranty fund and other insurance-related assessments. State guaranty fund assessments are based upon the Company’s share of premiums written or received in one or more years prior to an insolvency occurring in the industry. Once an insolvency has occurred, the Company recognizes a liability for such assessments if it is probable that an assessment will be imposed and the amount of the assessment can be reasonably estimated. At December 31, 2001 and 2000, the Company’s liability for guaranty fund assessments was not significant.

Permitted Statutory Accounting Practices

The Company, domiciled in the State of Connecticut, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices are those practices that are incorporated directly or by reference in state laws, regulations, and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state, but allowed by the domiciliary state regulatory authority. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

Premiums

Premiums are recognized as revenues when due.

Fee Income

Fee income includes mortality, administrative and equity protection charges, and management fees earned on the Universal Life and Deferred Annuity separate account businesses.

Other Revenues

Other revenues include surrender penalties and other charges related to annuity and universal life contracts. Also included is amortization of deferred income.

Federal Income Taxes

The provision for federal income taxes comprises two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

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2.   INVESTMENTS

Fixed Maturities

The amortized cost and fair values of investments in fixed maturities were as follows:

December 31, 2001($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities — CMOs and pass-through securities	$281,583	$4,744	$3,577	$282,750
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	197,703	2,310	10,883	189,130
Obligations of states and political subdivisions	44,587	1,903	355	46,135
Debt securities issued by foreign governments	53,207	2,454	716	54,945
All other corporate bonds	2,112,121	62,649	25,784	2,148,986
All other debt securities	613,451	21,378	10,109	624,720
Redeemable preferred stock	6,090	365	894	5,561

Total Available For Sale	$3,308,742	$95,803	$52,318	$3,352,227

December 31, 2000($ in thousands)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

Available For Sale:
Mortgage-backed securities — CMOs and pass-through securities	$219,851	$7,369	$1,767	$225,453
U.S. Treasury securities and obligations of U.S. Government and government agencies and authorities	112,021	12,200	286	123,935
Obligations of states and political subdivisions	30,583	2,698	329	32,952
Debt securities issued by foreign governments	50,624	1,149	939	50,834
All other corporate bonds	1,403,941	33,326	26,904	1,410,363
All other debt securities	442,390	10,734	7,837	445,287
Redeemable preferred stock	9,007	853	1,543	8,317

Total Available For Sale	$2,268,417	$68,329	$39,605	$2,297,141

Proceeds from sales of fixed maturities classified as available for sale were $939 million, $84 million and $774 million in 2001, 2000 and 1999, respectively. Gross gains of $67.0 million, $22.4 million and $24.6 million and gross losses of $33.9 million, $34.1 million and $22.0 million in 2001, 2000 and 1999, respectively were realized on those sales.

Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote is not available amounted to $628.2 million and $530.2 million at December 31, 2001 and 2000, respectively.

The amortized cost and fair value of fixed maturities available for sale at December 31, 2001, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

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($ in thousands)	Amortized Cost	Fair Value

Maturity:
Due in one year or less	$86,042	$86,961
Due after 1 year through 5 years	1,026,747	1,052,879
Due after 5 years through 10 years	1,212,985	1,230,435
Due after 10 years	701,385	699,202

	3,027,159	3,069,477

Mortgage-backed securities	281,583	282,750

Total Maturity	$3,308,742	$3,352,227

The Company makes significant investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company’s investment strategy is to purchase CMO tranches, which are protected against prepayment risk, including planned amortization class tranches and last cash flow tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if an assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 2001 and 2000, the Company held CMOs with a fair value of $212.5 million and $189.4 million, respectively. The Company’s CMO holdings were 49.5% and 55.4% collateralized by GNMA, FNMA or FHLMC securities at December 31, 2001 and 2000, respectively. In addition, the Company held $64.8 million and $31.0 million of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 2001 and 2000, respectively. All of these securities are rated AAA.

The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. The Company generally receives cash collateral from the borrower, equal to at least the market value of the loaned securities plus accrued interest, and reinvests in a short-term investment pool. See Note 10. The loaned securities remain a recorded asset of the Company, however, the Company records a liability for the amount of the collateral held, representing its obligation to return the collateral related to these loaned securities, and reports that liability as part of other liabilities in the consolidated balance sheet. At December 31, 2001 and 2000, the Company held collateral of $104.3 million and $50.7 million, respectively.

Equity Securities

The cost and fair values of investments in equity securities were as follows:

Equity Securities:($ in thousands)	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

December 31, 2001
Common stocks	$2,643	$97	$671	$2,069
Non-redeemable preferred stocks	13,608	439	378	13,669

Total Equity Securities	$16,251	$536	$1,049	$15,738

December 31, 2000
Common stocks	$2,861	$29	$845	$2,045
Non-redeemable preferred stocks	21,150	480	1,124	20,506

Total Equity Securities	$24,011	$509	$1,969	$22,551

Proceeds from sales of equity securities were $6.4 million, $30.8 million and $5.1 million in 2001, 2000 and 1999, respectively. Gross gains of $.8 million, $3.3 million and $1.5 million and gross losses of $1.9 million, $.3 million and $.3 million were realized on those sales during 2001, 2000 and 1999, respectively.

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Mortgage Loans

Underperforming assets include delinquent mortgage loans over 90 days past due, loans in the process of foreclosure and loans modified at interest rates below market.

At December 31, 2001 and 2000, the Company’s mortgage loan portfolios consisted of the following:

($ in thousands)	2001	2000

Current Mortgage Loans	$125,131	$132,768
Underperforming Mortgage Loans	498	—

Total	$125,629	$132,768

Aggregate annual maturities on mortgage loans at December 31, 2001 are as follows:

($ in thousands)

2002	$9,814
2003	5,008
2004	8,028
2005	13,633
2006	14,596
Thereafter	74,550

Total	$125,629

Concentrations

There were no significant individual investment concentrations at December 31, 2001 and 2000.

The Company participates in a short-term investment pool maintained by an affiliate. See Note 10.

Included in fixed maturities are below investment grade assets totaling $182.3 million and $143.8 million at December 31, 2001 and 2000, respectively. The Company defines its below investment grade assets as those securities rated Ba1 (or its equivalent) or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds and notes that are classified as below investment grade.

The Company’s industry concentrations of investments, primarily fixed maturities, at fair value were as follows:

($ in thousands)	2001	2000

Electric Utilities	$447,355	$157,401
Finance	286,824	204,994
Media	235,790	148,189
Banking	222,581	222,984
Telecommunications	213,644	167,204

The Company held investments in foreign banks in the amount of $144 million and $139 million at December 31, 2001 and 2000, respectively, which are included in the table above.

Below investment grade assets included in the preceding table include $38 million and $8 million in Electric Utilities and $21 million and $13 million in Media at December 31, 2001 and 2000, respectively. Other industry categories had insignificant amounts of such assets.

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Included in mortgage loans were the following group concentrations:

At December 31,($ in thousands)	2001	2000

State
California	$43,700	$42,928
New York	23,129	23,585
Property Type
Agricultural	$66,459	$65,102
Office	37,243	39,504
Retail	6,173	14,941

The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, credit limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company’s underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

Non-Income Producing Investments

Investments included in the December 31, 2001 and 2000 balance sheets that were non-income producing were insignificant.

Restructured Investments

Mortgage loan and debt securities which were restructured at below market terms at December 31, 2001 and 2000 were insignificant. The new terms of restructured investments typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such assets was insignificant. Interest on these assets, included in net investment income, was insignificant.

Net Investment Income

For The Year Ended December 31,($ in thousands)	2001	2000	1999

Gross Investment Income
Fixed maturities	$217,813	$163,091	$136,039
Joint ventures and partnerships	21,481	34,574	22,175
Mortgage loans	11,327	14,776	16,126
Other	3,288	4,398	4,417

Total gross investment income	253,909	216,839	178,757

Investment expenses	2,855	2,665	1,578

Net investment income	$251,054	$214,174	$177,179

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Realized and Unrealized Investment Gains (Losses)

Net realized investment gains (losses) for the periods were as follows:

For The Year Ended December 31,($ in thousands)	2001	2000	1999

Realized
Fixed maturities	$33,061	$(11,742)	$2,657
Joint ventures and partnerships	(4,980)	(1,909)	(10,450)
Mortgage Loans	(707)	3,825	602
Other	(1,230)	2,430	2,218

Total realized investment gains (losses)	$26,144	$(7,396)	$(4,973)

Changes in net unrealized investment gains (losses) that are included as accumulated other changes in equity from nonowner sources in shareholder’s equity were as follows:

For The Year Ended December 31,($ in thousands)	2001	2000	1999

Unrealized
Fixed maturities	$14,761	$78,278	$(180,409)
Other invested assets	(16,182)	3,159	(15,285)

Total unrealized investment gains (losses)	(1,421)	81,437	(195,694)
Related taxes	(497)	28,503	(68,493)

Change in unrealized investment gains (losses)	(924)	52,934	(127,201)
Balance beginning of year	13,622	(39,312)	87,889

Balance end of year	$12,698	$13,622	$(39,312)

3.   REINSURANCE

The Company uses reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

Since 1997 universal life business has been reinsured under an 80%/20% quota share reinsurance program and term life business has been reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $2.5 million is generally reached on policies in excess of $12.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $2.5 million.

Total in-force business ceded under reinsurance contracts was $23.8 billion and $17.4 billion at December 31, 2001 and 2000, including $8.8 million and $28.9 million, respectively to TIC. Total life insurance premiums ceded were $11.9 million, $8.9 million and $6.5 million in 2001, 2000 and 1999, respectively. Ceded premiums paid to TIC were immaterial for these same periods.

4.   DEPOSIT FUNDS AND RESERVES

At December 31, 2001 and 2000, the Company had $3.7 billion and $2.6 billion of life and annuity deposit funds and reserves, respectively. Of that total, $1.5 billion and $1.4 billion, respectively, were not subject to discretionary withdrawal based on contract terms. The remaining amounts were life and annuity products that were subject to discretionary withdrawal by the contractholders. Included in the amount that is subject to discretionary withdrawal were $1.6 billion and $.9 billion of liabilities that are surrenderable with market value adjustments. The remaining $.6 billion and $.3 billion of life insurance and individual annuity liabilities are subject to discretionary withdrawals with an average surrender charge of 4.9% and 5.4%, respectively. The life insurance risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent for long-term

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policyholders. Insurance liabilities that are surrendered or withdrawn from the Company are reduced by outstanding policy loans and related accrued interest prior to payout.

5.   FEDERAL INCOME TAXES

The net deferred tax liability and asset at December 31, 2001 and 2000 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

($ in thousands)	2001	2000

Deferred Tax Assets:
Benefit, reinsurance and other reserves	$180,468	$192,772
Other	1,904	2,510

Total	182,372	195,282

Deferred Tax Liabilities:
Investments, net	(19,938)	(16,956)
Deferred acquisition costs and value of insurance in force	(231,454)	(165,671)
Other	(1,071)	(1,359)

Total	(252,463)	(183,986)

Net Deferred Tax Asset (Liability)	$(70,091)	$11,296

TIC and its life insurance subsidiaries, including the Company, file a consolidated federal income tax return. Federal income taxes are allocated to each member on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability has been, and will be, paid currently to TIC. Any credits for losses have been, and will be, paid by TIC to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

At December 31, 2001, the Company had no ordinary or capital loss carryforwards.

The policyholders’surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $2.1 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend or exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $700 thousand.

6.   SHAREHOLDER’S EQUITY

Shareholder’s Equity and Dividend Availability

The Company’s statutory net loss was $73.4 million, $66.2 million and $23.4 million for the years ended December 31, 2001, 2000 and 1999, respectively.

Statutory capital and surplus was $407 million and $476 million at December 31, 2001 and 2000, respectively.

Effective January 1, 2001, the Company began preparing its statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual – version effective January 1, 2001, subject to any deviations prescribed or permitted by its domicilary insurance commissioner (see Note 1, Summary of Significant Accounting Policies, Permitted Statutory Accounting Practices). The impact of this change on statutory capital and surplus was not significant.

The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. The Company does not have surplus available to pay dividends to TIC in 2002 without prior approval of the Connecticut Insurance Department.

In 2000, TIC contributed $250 million as additional paid-in capital to the Company.

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Accumulated Other Changes in Equity from Nonowner Sources, Net of Tax

Changes in each component of Accumulated Other Changes in Equity from Nonowner Sources were as follows:

($ in thousands)	Net Unrealized Gain (Loss) on Investment Securities	Derivative Instruments & Hedging Activities	Accumulated Other Changes In Equity from Nonowner Sources

Balance, January 1, 1999	$87,889	$—	$87,889
Unrealized loss on investment securities, net of tax of $(70,234)	(130,433)	—	(130,433)
Less: reclassification adjustment for losses included in net income, net of tax of $1,741	3,232	—	3,232

Period change	(127,201)	—	(127,201)

Balance, December 31, 1999	(39,312)	—	(39,312)
Unrealized gains on investment securities, net of tax of $25,914	48,127	—	48,127
Less: reclassification adjustment for losses included in net income, net of tax of $2,589	4,807	—	4,807

Period change	52,934	—	52,934

Balance, December 31, 2000	13,622	—	13,622
Cumulative effect of change in accounting for derivative instruments and hedging activities, net of tax of $33	—	62	62
Unrealized gains on investment securities, net of tax of $8,653	16,070	—	16,070
Less: reclassification adjustment for gains
included in net income, net of tax of $(9,150)	(16,994)	—	(16,994)
Derivative instrument hedging activity gains, net of tax of $1,789	—	3,324	3,324

Period change	(924)	3,386	2,462

Balance, December 31, 2001	$12,698	$3,386	$16,084

7.   BENEFIT PLANS

Pension and Other Postretirement Benefits

The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TPC, TIC’s direct parent (See Note 13). The Company’s share of net expense for the qualified pension and other postretirement benefit plans was not significant for 2001, 2000 and 1999.

401(k) Savings Plan

Substantially all of the Company’s employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. The Company’s expenses in connection with the 401(k) savings plan were not significant in 2001, 2000 and 1999.

See Note 10.

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8.   DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

Derivative Financial Instruments

The Company uses derivative financial instruments, including financial futures contracts, interest rate swaps, options and forward contracts, as a means of hedging exposure to interest rate changes, equity price change and foreign currency risk. The Company does not hold or issue derivative instruments for trading purposes.

The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates that arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts, which offset asset price changes resulting from changes in market interest rates until an investment is purchased, or a product is sold. Futures contracts are commitments to buy or sell at a future date a financial instrument, commodity, or currency at a contracted price, and may be settled in cash or through delivery.

The Company uses equity option contracts to manage its exposure to changes in equity market prices that arise from the sale of certain insurance products. To hedge against adverse changes in the equity market prices, the Company enters long positions in equity option contracts with major financial institutions. These contracts allow the Company, for a fee, the right to receive a payment if the Standard and Poor’s 500 Index falls below agreed upon strike prices.

The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date.

Forward contracts are used on an ongoing basis to hedge the Company’s exposure to foreign currency exchange rates that result from direct foreign currency investments. To hedge against adverse changes in exchange rates, the Company enters into contracts to exchange foreign currency for U.S. dollars with major financial institutions. These contracts cannot be settled prior to maturity. At the maturity date the Company must purchase the foreign currency necessary to settle the contracts.

Interest rate options were not significant at December 31, 2001 and 2000.

The Company monitors the creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, credit limits and other monitoring procedures.

Hedge ineffectiveness recognized related to fair value hedges and cash flow hedges for the year ended December 31, 2001 was not significant. Cash flow transaction amounts expected to be reclassified from accumulated other changes in equity from nonowner sources into pretax earnings within twelve months from December 31, 2001 is not significant.

During the year ended December 31, 2001 there were no discontinued forecasted transactions.

In 2000, these derivative financial instruments were treated as off-balance sheet instruments. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, currency swaps, equity swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts and purchased listed option contracts have very little credit risk since organized exchanges are the counterparties.

Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships and joint ventures. The notional values of loan commitments at December 31, 2001

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and 2000 were $0 and $9.9 million, respectively. The notional values of unfunded commitments were $43.8 million and $42.0 million at December 31, 2001 and 2000, respectively.

Fair Value of Certain Financial Instruments

The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

At December 31, 2001, investments in fixed maturities had a carrying value and a fair value of $3.4 billion compared with a carrying value and a fair value of $2.3 billion at December 31, 2000. See Notes 1 and 2.

At December 31, 2001, mortgage loans had a carrying value of $125.6 million and a fair value of $131.6 million and at December 31, 2000 had a carrying value of $132.7 million and a fair value of $134.1 million. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

The carrying values of short-term securities were $206.8 million and $247.4 million in 2001 and 2000, respectively, which approximated their fair values. Policy loans which are included in other invested assets had carrying values of $16.3 million and $12.9 million in 2001 and 2000, respectively, which also approximated their fair values.

The carrying values of $133.7 million and $101.4 million of financial instruments classified as other assets approximated their fair values at December 31, 2001 and 2000, respectively. The carrying values of $208.1 million and $173.5 million of financial instruments classified as other liabilities also approximated their fair values at December 31, 2001 and 2000, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

At December 31, 2001, contractholder funds with defined maturities had a carrying value of $1.9 billion and a fair value of $1.9 billion, compared with a carrying value of $1.2 billion and a fair value of $1.2 billion at December 31, 2000. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company’s credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $806 million and a fair value of $675 million at December 31, 2001, compared with a carrying value of $583 million and a fair value of $477 million at December 31, 2000. These contracts generally are valued at surrender value.

9.   COMMITMENTS AND CONTINGENCIES

Financial Instruments with Off-Balance Sheet Risk

See Note 8.

Litigation

In the ordinary course of business, the Company is a defendant or co-defendant in various litigation matters incidental to and typical of the businesses in which it is engaged. In the opinion of the Company’s management, the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.

10.   RELATED PARTY TRANSACTIONS

TIC handles banking functions, including payment of salaries and expenses for the Company and some of its non-insurance affiliates. In addition, investment advisory and management services, data processing services and certain administrative services are provided by affiliated companies. TIC provides various employee benefits coverages to employees of certain subsidiaries of TPC. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census and were immaterial for the years ended December 31, 2001 and 2000. Charges for these services are shared by the companies on cost allocation methods, based generally on estimated usage by department. (See Note 13).

TIC maintains a short-term investment pool in which the Company participates. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 2001 and 2000, the pool totaled approximately $5.6 billion and $4.4 billion, respectively. The Company’s share of the pool amounted to

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$90.6 million and $172.5 million at December 31, 2001 and 2000, respectively, and is included in short-term securities in the balance sheet.

In the normal course of business, management of both the Company and TIC conducts reviews of the investment portfolios of each company to properly match assets with liabilities. As a result of these reviews, the Company sold $100 million of investments to TIC at arm’s length, with a related loss of $1.3 million in 2000.

The Company’s Travelers Target Maturity (TTM) Modified Guaranteed Annuity Contracts are subject to a limited guarantee agreement by TIC in a principal amount of up to $450 million. TIC’s obligation is to pay in full to any owner or beneficiary of the TTM Modified Guaranteed Annuity Contracts principal and interest as and when due under the annuity contract to the extent that the Company fails to make such payment. In addition, TIC guarantees that the Company will maintain a minimum statutory capital and surplus level.

The Company sold structured settlement annuities to its property casualty insurance affiliates. Policy reserves and contractholder fund liabilities associated with these structured settlements were $607 million and $644 million at December 31, 2001 and 2000, respectively.

The Company distributes variable annuity products through its affiliate, Salomon Smith Barney (SSB). Premiums and deposits related to these products were $1.2 billion, $1.6 billion and $1.1 billion in 2001, 2000 and 1999, respectively. The Company also markets term and universal life products through SSB. Life premiums related to such products were $74.5 million, $59.3 million and $40.8 million in 2001, 2000 and 1999, respectively.

The Company also distributes deferred annuity products through its affiliates Primerica Financial Services (Primerica), CitiStreet Retirement Services and Citibank, N.A. (Citibank). Deposits received from Primerica were $738 million, $844 million and $763 million in 2001, 2000 and 1999, respectively. Deposits from Citibank and CitiStreet Retirement Services were $166 million and $136 million, respectively, for 2001, and $131 million and $220 million, respectively, for 2000. Such amounts were insignificant in 1999.

The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and other employees. To further encourage employee stock ownership, Citigroup introduced the WealthBuilder stock option program during 1997 and the Citigroup Ownership Program in 2001. Under this program, all employees meeting established requirements have been granted Citigroup stock options. During 2000 and 2001, Citigroup introduced the Citigroup 2000 Stock Purchase Plan and Citigroup 2001 Stock Purchase Program for new employees, which allowed eligible employees of Citigroup, including the Company’s employees, to enter into fixed subscription agreements to purchase shares at the market value on the date of the agreements. Enrolled employees are permitted to make one purchase prior to the expiration date. The Company’s charge to income was insignificant in 2001, 2000 and 1999.

Most leasing functions for TPC and its subsidiaries are handled by its property casualty insurance subsidiaries. Rent expense related to these leases is shared by the companies on a cost allocation method based generally on estimated usage by department. The Company’s rent expense was insignificant in 2001, 2000 and 1999.

At December 31, 2001 and 2000, the Company had investments in Tribeca Investments LLC, an affiliate of the Company, in the amounts of $34.0 million and $29.4 million, respectively.

The Company also had investments in an affiliated joint venture, Tishman Speyer, in the amount of $40.1 million and $52.8 million at December 31, 2001 and 2000, respectively.

The Company has other affiliated investments. The individual investment with any one affiliate was insignificant at December 31, 2001 and 2000.

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11.   RECONCILIATION OF NET INCOME TO NET CASH USED IN OPERATING ACTIVITIES

The following table reconciles net income to net cash used in operating activities:

For The Year Ended December 31,($ in thousands)	2001	2000	1999

Net Income from Continuing Operations	$115,160	$90,905	$52,606
Adjustments to reconcile net income to cash used in operating activities:
Realized (gains) losses	(26,144)	7,396	4,973
Deferred federal income taxes	80,096	36,748	6,410
Amortization of deferred policy acquisition costs	89,475	68,254	38,902
Additions to deferred policy acquisition costs	(324,277)	(297,733)	(211,182)
Investment income accrued	(39,875)	(27,812)	(27,072)
Insurance reserves	(14,382)	(18,487)	(16,431)
Other	11,398	(675)	(36,524)

Net cash used in operations	$(108,549)	$(141,404)	$(188,318)

12.   NON-CASH INVESTING AND FINANCING ACTIVITIES

There were no significant non-cash investing and financing activities for 2001, 2000 and 1999.

13.   SUBSEQUENT EVENTS

On February 8, 2002, TPC, TIC’s parent at December 31, 2001, filed a registration statement with the Securities and Exchange Commission in connection with the proposed offering of a minority interest in TPC. Citigroup has announced its plan to make a tax-free distribution of a portion of its remaining interest in TPC by year-end 2002. Prior to the proposed offering, TIC will be distributed by TPC to TPC’s immediate parent company, so that TIC and the Company will remain indirect wholly owned subsidiaries of Citigroup after the offering. Therefore all retirement and post retirement plans previously provided to Company employees by TPC will be administered by Citigroup. The Company will have the right to continue to use the names “Travelers Life & Annuity,” “The Travelers Life and Annuity Company” and related names in connection with the Company’s business. Currently, TIC and TLAC share services with the property casualty subsidiaries of TPC. These services, which include leasing arrangements, facilities management, banking and financial functions, benefit coverages, data processing services, a short-term investment pool and others, will be phased out over a brief period of time if the transaction is approved and completed. If the distribution does not occur, these services will likely continue for the foreseeable future.

6

Item 9.	Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

None.

PART III

Item 10.	Directors and Executive Officers of the Registrant.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 11.	Executive Compensation.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 12.	Security Ownership of Certain Beneficial Owners and Management.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

Item 13.	Certain Relationships and Related Transactions.

Omitted pursuant to General Instruction I(2)(c) of Form 10-K.

PART IV

Item 14.	Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

             (a)   Documents filed:

               (1)   Financial Statements. See index on page 10 of this report.

               (2)   Financial Statement Schedules. See index on page 42 of this report.

               (3)   Exhibits. See Exhibit Index on page 40.

             (b)   Reports on Form 8-K:

               None.

23

EXHIBIT INDEX

Exhibit No.	Description
3.	Articles of Incorporation and By-Laws
	a.)	Charter of The Travelers Life and Annuity Company (the “Company”), as amended on April 10, 1990, incorporated herein by reference to Exhibit 6(a) to the Registration Statement on Form N-4, File No. 33-58131, filed on March 17, 1995.
	b.)	By-laws of the Company as amended October 20, 1994, incorporated herein by reference to Exhibit 6(b) to the Registration Statement on Form N-4, File No. 33-58131, filed on March 17, 1995.

24

SIGNATURES

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of March, 2002.

THE TRAVELERS LIFE AND ANNUITY COMPANY (Registrant)
By:	/s/Glenn D. Lammey

Glenn D. Lammey Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities indicated on the 15th day of March, 2002.

Signature	Capacity

/s/ George C. Kokulis (George C. Kokulis)	Director, Chief Executive Officer (Principal Executive Officer)

/s/ Glenn D. Lammey (Glenn D. Lammey)	Director, Chief Financial Officer and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ William R. Hogan (William R. Hogan)	Director

/s/ Marla Berman Lewitus (Marla Berman Lewitus)	Director

Supplemental Information to be Furnished With Reports Filed Pursuant to Section 15(d) of the Act by Registrants Which Have Not Registered Securities pursuant to Section 12 of the Act: NONE

No Annual Report to Security Holders covering the registrant’s last fiscal year or proxy material with respect to any meeting of security holders has been sent, or will be sent, to security holders.

25

INDEX TO FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

Page

The Travelers Life and Annuity Company
Independent Auditors’ Report	*
Statements of Income	*
Balance Sheets	*
Statements of Changes in Retained Earnings and Accumulated Other Changes in Equity from Nonowner Sources	*
Statements of Cash Flows	*
Notes to Financial Statements	*
Independent Auditors’ Report	43
Schedule I — Summary of Investments — Other than Investments in Related Parties 2001	44
Schedule III — Supplementary Insurance Information 1999-2001	45
Schedule IV — Reinsurance 1999-2001	46

All other schedules are inapplicable for this filing.

*  See index on page 10.

26

Independent Auditors’ Report

The Board of Directors and Shareholder
The Travelers Life and Annuity Company:

Under date of January 17, 2002, except as to Note 13 which is as of February 8, 2002, we reported on the balance sheets of The Travelers Life and Annuity Company as of December 31, 2001 and 2000, and the related statements of income, changes in retained earnings and accumulated other changes in equity from nonowner sources, and cash flows for each of the years in the three-year period ended December 31, 2001, which are included in this Form 10-K. In connection with our audits of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the financial statements, the Company changed its method of accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/KPMG LLP

Hartford, Connecticut
January 17, 2002, except as to
     Note 13, which is as of February 8, 2002

27

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE I
SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES
December 31, 2001
($ in thousands)

Type of Investment	Cost	Value	Amount Shown in Balance Sheet(1)

Fixed Maturities:
Bonds:
U.S. Government and government agencies and authorities	$358,436	$349,921	$349,921
States, municipalities and political subdivisions	44,587	46,135	46,135
Foreign governments	53,207	54,945	54,945
Public utilities	334,007	335,835	335,835
Convertible bonds and bonds with warrants attached	29,491	29,753	29,753
All other corporate bonds	2,482,924	2,530,077	2,530,077

Total Bonds	3,302,652	3,346,666	3,346,666
Redeemable Preferred Stocks	6,090	5,561	5,561

Total Fixed Maturities	3,308,742	3,352,227	3,352,227

Equity Securities:
Common Stocks:
Industrial, miscellaneous and all other	2,643	2,069	2,069

Total Common Stocks	2,643	2,069	2,069
Non-Redeemable Preferred Stocks	13,608	13,669	13,669

Total Equity Securities	16,251	15,738	15,738

Mortgage Loans	125,629		125,629
Policy Loans	16,290		16,290
Short-Term Securities	206,759		206,759
Other Investments (2) (3)	182,404		163,052

Total Investments	$3,856,075		$3,879,695

(1)	Determined in accordance with methods described in Notes 1 and 2 of Notes to Financial Statements.

(2)	Excludes investments in related parties of $59,087.

(3)	Includes derivatives marked to market and recorded at fair value in the balance sheet.

28

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE III
SUPPLEMENTARY INSURANCE INFORMATION
1999-2001
($ in thousands)

	Deferred policy Acquisition costs	Future policy benefits, losses, claims and loss expenses(1)	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses(2)	Amortization of deferred policy acquisition costs	Other operating expenses	Premiums written

2001	$814,369	$3,665,426	$39,222	$251,054	$214,722	$89,475	$23,404	$39,222

2000	$579,567	$2,621,187	$33,941	$214,174	$155,982	$68,254	$14,095	$33,941

1999	$350,088	$2,125,595	$25,270	$177,179	$134,288	$38,902	$11,326	$25,270

(1)	Includes contractholder funds.

(2)	Includes interest credited on contractholder funds.

29

THE TRAVELERS LIFE AND ANNUITY COMPANY
SCHEDULE IV
REINSURANCE
($ in thousands)

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net

2001
Life Insurance In Force	$28,793,622	$23,818,768	$—	$4,974,854	—%
Premiums:
Annuity	$3,319	$-	$—	$3,319
Individual life	47,826	11,923	—	35,903

Total Premiums	$51,145	$11,923	$—	$39,222	—%

2000
Life Insurance In Force	$21,637,160	$17,355,206	$—	$4,281,954	—%
Premiums:
Annuity	$6,034	$-	$—	$6,034
Individual Life	36,770	8,863	—	27,907

Total Premiums	$42,804	$8,863	$—	$33,941	—%

1999
Life Insurance In Force	$15,597,352	$12,839,072	$—	$2,758,280	—%
Premiums:
Annuity	$1,317	$-	$—	$1,317
Individual life	30,502	6,549	—	23,953

Total Premiums	$31,819	$6,549	$—	$25,270	—%

30

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange
Act of 1934, the undersigned Registrant hereby undertakes to file with the
Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the
Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.")
regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant.
This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of
1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the
Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

o    The facing sheet.

o    The Prospectus.

o    The undertaking to file reports.

o    The signatures.

o    Written consents of the following persons

Attachments:

A.   Consent of General Counsel, to the filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 11
     below.)

B.   Consent and Actuarial Opinion pertaining to the illustrations contained in the Prospectus filed herewith.

C.   Consent of KPMG LLP, Independent Auditors filed herewith.

D.   Power of Attorney (See Exhibit 12 below.)

Exhibits:

1.       Resolution of the Board of Directors of The Travelers Insurance Company
         authorizing the establishment of the Registrant. (Incorporated herein by reference to Exhibit 1 to the Registration Statement on Form S-6
         filed October 29, 1996.)

2.       Not applicable.

3(a).    Distribution and Principal Underwriting Agreement among the Registrant,
         The Travelers Insurance Company and Travelers Distribution LLC
         (Incorporated herein by reference to Exhibit 3(a) to Post Effective
         Amendment No. 4 to the Registration Statement on Form N-4, File No.
         333-58783 filed February 26, 2001.)

3(b).    Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to
         Post-Effective Amendment No. 4 to the Registration Statement on Form
         N-4, File No. 333-27689, filed April 6, 2001.)

3(c).    Agents Agreement, including schedule of sales commissions.
         (Incorporated herein by reference to Exhibit 3(c) to Pre-Effective No.
         1 to the Registration Statement on Form S-6 filed April 16, 1997.)

4.       None

5.       Variable Life Insurance Policy. (Incorporated herein by reference to
         Exhibit 5 to the Registration Statement on Form S-6 filed October 29,
         1996.)

6(a).    Charter of The Travelers Insurance Company, as amended on October 19,
         1994. (Incorporated herein by reference to Exhibit 6(a) to the
         Registration Statement on Form S-6 filed October 29, 1996.)

6(b).    By-Laws of The Travelers Insurance Company, as amended on October 20,
         1994. (Incorporated herein by reference to Exhibit 6(b) to the
         Registration Statement on Form S-6 filed October 29, 1996.)

7.       None

8.       None

9.       None

10.      Application for Variable Life Insurance Policy. (Incorporated herein by reference to Exhibit 10 to Post-Effective Amendment No. 1 to the
         Registration Statement on Form S-6 filed April 24, 1998.)

11.      Opinion of Katherine M. Sullivan, General Counsel, regarding the legality of securities being registered. (Incorporated herein by reference to Exhibit 11 to Post-Effective Amendment No. 1 to the
         Registration Statement on Form S-6 filed April 24, 1998.)

12(a).   Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for George C. Kokulis, Katherine M. Sullivan and Glenn D.
         Lammey. (Incorporated herein by refernce to Exhibit 12(b) to
         Post-Effective Amendment No. 3 to the Registration Statement filed
         April 25, 2000.)

12(b)    Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Glenn D. Lammey, Marla Berman Lewitus and William R.
         Hogan. (Incorporated herein by reference to Exhibit 12(b) to
         Post-Effective Amendment No. 4 to the Registration Statement filed
         April 18, 2001.)

12(c)    Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Kathleen A. Preston filed herewith.

13.      Memorandum concerning transfer and redemption procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to
         Exhibit 13 to the Registration Statement on Form S-6 filed October 29,
         1996.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The
Travelers Variable Life Insurance Separate Account Four, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of
1933 and has duly caused this post-effective amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, and State of Connecticut, on the 19th day
of April, 2002.

                    THE TRAVELERS VARIABLE LIFE INSURANCE SEPARATE ACCOUNT FOUR
                                           (Registrant)

                                  THE TRAVELERS INSURANCE COMPANY
                                           (Depositor)

                                       By:*GLENN D. LAMMEY
                                          -------------------------------------
                                          Glenn D. Lammey, Chief Financial
                                          Officer, Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated
on the 19th day of April 2002.

*GEORGE C. KOKULIS           Director, President and Chief Executive Officer
-------------------------    (Principal Executive Officer)
 (George C. Kokulis)

*GLENN D. LAMMEY             Director, Chief Financial Officer,
-------------------------    Chief Accounting Officer
 (Glenn D. Lammey)           (Principal Financial Officer)

*MARLA BERMAN LEWITUS
-------------------------    Director
 (Marla Berman Lewitus)

*KATHLEEN A. PRESTON
-------------------------    Director
  (Kathleen A. Preston)

*By:    /s/Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

EXHIBIT
 NO.      DESCRIPTION                                         METHOD OF FILING
-------   -----------                                         ----------------

ATTACHMENTS:

B.      Consent and Actuarial Opinion of Mahir A. Dugentas,   Electronically
        ASA, pertaining to the illustrations contained in
        the Prospectus.

C.      Consent of KPMG LLP, Independent Auditors.            Electronically

EXHIBITS:

12(c)   Power of Attorney authorizing Ernest J. Wright        Electronically
        or Kathleen A. McGah as signatory for
        Kathleen A. Preston

ATTACHMENT B

Re:     Travelers' Portfolio Architect Life  (File No. 333-15045)

Dear Sir or Madam:

In my capacity as Actuary of The Travelers Insurance Company, I have provided actuarial advice concerning Travelers' Portfolio Architect Life product. I also provided actuarial advice concerning the preparation of the Registration
Statement on Form S-6, File No. 333-15045 (the "Registration Statement") for
filing with the Securities and Exchange Commission under the Securities Act of
1933 in connection with the Policy.

In my opinion the illustrations of benefits under the Policies included in the prospectus under the caption "Illustrations of Death Benefit, Cash Values and
Cash Surrender Values" are, based on the assumptions stated in the illustrations, consistent with the provisions of the Policies. Also, in my opinion the age selected in the illustrations is representative of the manner in which the Policies operate.

I hereby consent to the use of this opinion as an exhibit to the Registration
Statement.

Very truly yours,

/s/Mahir Dugentas, ASA, MAAA
Pricing Actuary
Product Development
April 15, 2002

ATTACHMENT C

                          INDEPENDENT AUDITORS' CONSENT

Board of Directors
The Travelers Insurance Company:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus. Our reports covering the
December 31, 2001 financial statements and schedules of The Travelers Insurance
Company and subsidiaries refer to changes in accounting for derivative instruments and hedging activities and for securitized financial assets in 2001.

/s/ KPMG LLP

Hartford, Connecticut
April 19, 2002